As Filed with the Securities and Exchange Commission on April 25, 2014

Registration File No. 333-45963
811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 21  ☒

and
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 48  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esquire

ELISABETH M. BENTZINGER, Esquire

Sutherland Asbill & Brennan LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2014 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  On May 1, 2014 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual
Modified Single Premium Variable and Fixed Life Insurance Policies

PROSPECTUS

May 1, 2014

Protective Preserver
Single Premium Plus
An Individual Modified Single Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Protective Preserver individual modified single premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to June 2002 but is no longer available for sale. References in this prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund/VA Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner's application.

The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Guaranteed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you have the investment risk) with Funds from:

•  Goldman Sachs Variable Insurance Trust

•  The Universal Institutional Funds, Inc.

•  MFS® Variable Insurance Trust

•  MFS® Variable Insurance Trust II

•  Oppenheimer Variable Account Funds

•  Fidelity® Variable Insurance Products Funds

•  Lord Abbett Series Fund, Inc.

•  Franklin Templeton Variable Insurance Products Trust

•  Legg Mason Partners Variable Equity Trust

•  PIMCO Variable Insurance Trust

•  Royce Capital Fund

•  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•  are not guaranteed to provide any benefits;

•  are not insured by the FDIC or any other government agency;

•  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes.

PRO.PRESII.0514

TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY	3
Policy Benefits	3
Policy Risks	5
Fund Risks	6
FEE TABLE	7
THE POLICY	13
PREMIUMS	14
CALCULATION OF POLICY VALUE	15
DEATH BENEFIT PROCEEDS	16
TRANSFERS OF POLICY VALUE	17
SURRENDERS AND WITHDRAWALS	20
POLICY LOANS	21
SUSPENSION OR DELAYS IN PAYMENTS	24
POLICY LAPSE AND REINSTATEMENT	24
THE COMPANY AND THE GUARANTEED ACCOUNT	25
THE VARIABLE ACCOUNT AND THE FUNDS	26
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	27
Fidelity® Variable Insurance Products Funds	28
Franklin Templeton Variable Insurance Products Trust	29
Goldman Sachs Variable Insurance Trust	30
Legg Mason Partners Variable Equity Trust	30
Lord Abbett Series Fund, Inc.	30
MFS® Variable Insurance Trust	31
MFS® Variable Insurance Trust II	31
Oppenheimer Variable Account Funds	32
PIMCO Variable Insurance Trust	32
Royce Capital Fund	33
The Universal Institutional Funds, Inc.	33
CHARGES AND DEDUCTIONS	36
TAX CONSIDERATIONS	40
SUPPLEMENTAL RIDERS AND ENDORSEMENTS	44
EXCHANGE PRIVILEGE	46
Effects of the Exchange Offer	47
USE OF THE POLICY	48
STATE VARIATIONS	48
SALE OF THE POLICIES	48
LEGAL PROCEEDINGS	50
ARBITRATION	50
FINANCIAL STATEMENTS	50
GLOSSARY	51
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	53
APPENDIX A	A-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual modified single premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured.

The Death Benefit is equal to the greater of:

•  The current Face Amount; or

•  A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens, (i.e., payments made under an accelerated death benefit rider or endorsement) interest on loans or liens, or unpaid charges. You may increase the Face Amount on your Policy under certain circumstances.

Investment Options

You may invest in your choice of numerous different investment options, as well as the Guaranteed Account, within your Policy.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Rider — Protective Preserver

You may purchase this optional rider on the Protective Preserver Policy. This rider provides lapse protection under the Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. There is a charge for this rider. This rider is not available on Policies with carryover loans.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit — Protective Preserver

Subject to the conditions described further on in the Prospectus, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Protective Preserver Policy. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. The Policy Value Credit is not available on the Single Premium Plus (or the Protective SPVL) Policies.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Guaranteed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

•  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account or the Sub-Account investing in the Oppenheimer Money Fund/VA. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Guaranteed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. The maximum period for dollar cost averaging from the DCA Fixed Account is 12 months.

•  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy at any time while the Policy is in force and the Insured is still living, subject to certain restrictions. The minimum withdrawal amount is $500. Withdrawals may have tax consequences.

•  Annual Withdrawal Amounts. Subject to certain restrictions, each Policy Year you may withdraw a certain amount, equal to the greater of the Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid, without incurring a surrender charge or premium tax recovery charge. During the first Policy Year, the Annual Withdrawal Amount is equal to 10% of the initial premium. Thereafter, it is equal to 10% of cumulative premiums paid as of the last Policy Anniversary, minus any previous withdrawals.

Loans

You may borrow using your Policy Value as collateral at any time while the Policy is in force and the Insured is still living. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Guaranteed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Except in the case of a carry-over or Preferred Loan, annual interest rates charged for loans are 6.0% in all Policy Years. If the Surrender Value of the Policy exceeds premiums paid a Preferred Loan will be available. A carry-over loan is a loan which is transferred from another policy that is exchanged under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and for Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, the current annual interest rate charged on a carry-over loan or the Preferred Loan portion of the outstanding Policy Debt is 3.0% (4.0% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing will generally have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Comprehensive Long-Term Care Accelerated Death Benefit Rider

This rider provides an accelerated payment of part of the Policy's Death Benefit to the Owner if the Insured has a qualifying chronic illness and is confined to a nursing home facility or receiving home health care, assisted living care or adult day care (subject to the terms and conditions of the rider). This rider is not available in all states. State variations apply. There is a charge for this rider.

Waiver of Surrender Charge Endorsement

Under certain circumstances, a waiver of surrender charges will be available after the first Policy Year if the Owner of the Policy enters a Nursing Home or is diagnosed as having a terminal illness.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Guaranteed Account, then we credit your Policy Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

Unless the optional lapse protection rider is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. If you purchase the optional lapse protection rider offered on the Protective Preserver Policy, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 9 Policy Years following each premium payment. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and liens (including accrued interest). You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals in excess of the greater of the Annual Withdrawal Amount or the amount by which the Surrender Value exceeds premiums paid, will be subject to surrender charges and premium tax recovery charges during the first nine Policy Years. Withdrawals will reduce the Face Amount of the Policy.

A surrender or withdrawal will generally have tax consequences.

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, We anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

The Policy will generally be considered a modified endowment contract. If the Policy is a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Guaranteed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If the Policy is a modified endowment contract, certain amounts may be subject to income tax. If a Policy lapses with loans outstanding, some or all of the loan amounts may be subject to income tax. (See "Tax Considerations.") Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

A lapse protection rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

FEE TABLES
Protective Preserver

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Protective Preserver Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Guaranteed Account, and make withdrawals.

Protective Preserver Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years following each premium payment	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years
Premium Tax Recovery Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1)  The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(2)  Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Protective Preserver Policy, not including the Funds' fees and expenses.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(3)(4)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)
Cost of Insurance:(3)(5) For Policies issued with the 2001 Commissioners' Standard Ordinary Mortality Tables.
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $116.13 per $1,000 of net amount at risk	$0.02 - $91.66 per $1,000 of net amount at risk
Charge for a 65 year old female in the nontobacco class during the first Policy year	On the Policy Effective Date and each Monthly Anniversary Day	$0.96 per $1,000 of net amount at risk	$0.96 per $1,000 of net amount at risk
For Policies issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of net amount at risk	$0.06 - $59.24 per $1,000 of net amount at risk
Charge for a 75 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$3.31 per $1,000 of net amount at risk	$3.30 per $1,000 of net amount at risk

(3)  These charges have been rounded to the nearest hundredth percent. Whether a Policy is issued with the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables generally depends on the date the Policy was issued. Please see "Charges and Deductions" for additional information.

(4)  In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is .092% and .058% for Policy Years 11 and thereafter (annualized 1.10% for Policy Years 1-10, .70% for Policy Years 11 and thereafter).

(5)  Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, premiums, and riders requested.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount

0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount

Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(6)	On each Policy Anniversary, as applicable(7)

3.00% (annually) for standard loans in Policies applied for on or after 12/19/2003 in states other than Illinois, Massachusetts and Oregon, and in Policies applied for on or after 1/26/04 in Illinois, Massachusetts and Oregon (2.00% for Policies applied for before 1/26/04 in Illinois, Massachusetts and Oregon and for Policies applied for in all states before 12/19/2003); 0.25% for carryover/preferred loans

			2.00% (annually) for standard loans; 0.00% for carryover/preferred loans
Supplemental (Optional) Rider Charges:
Lapse Protection Rider(8)(9)	On the Effective Date and on each Monthly Anniversary Day	0.02% of the Policy Value (0.25% on an annualized basis)	0.02% of the Policy Value (0.25% on an annualized basis)
Comprehensive Long-Term Care Accelerated Death Benefit Rider(10)	On the Effective Date and on each Monthly Anniversary Day	$75.00	$0.25 per $1,000 of Face Amount, guaranteed not to exceed $75.00 per month

(6)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(7)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

(8)  These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

(9)  In Texas, the maximum guaranteed charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis). The current charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis).

(10)  State variations of this rider will affect the rider charges, please consult your registered representative for additional information.

Single Premium Plus

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Single Premium Plus Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Single Premium Plus Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(11)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years following each premium payment	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years
Premium Tax Recovery Charge:(11)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years
Transfer Fee:(12)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(11)  The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(12)  Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Single Premium Plus Policy, not including the Funds' fees and expenses.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(13)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)
Cost of Insurance:(13)(14)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of the net amount at risk

The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance

Charge for a 70 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$1.86 per $1,000 of the net amount at risk

The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance

(13)  These charges have been rounded to the nearest hundredth percent. See "Charges and Deductions" for additional information.

(14)  The maximum cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The maximum cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount

0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount

Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)
Net Cost of Loans(15)	On each Policy Anniversary, as applicable(16)	2.00% (annually) for standard loans; 0.25% for carry-over/preferred loans	2.00% (annually) for standard loans; 0.00% for carry-over/preferred loans
Supplemental (Optional) Rider Charges:
Comprehensive Long-Term Care Accelerated Death Benefit Rider(17)	On the Effective Date and on each Monthly Anniversary Day	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000

(15)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(16)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

(17)  These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2013. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	1.71	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Your insurance will not take effect until you pay your minimum initial premium.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction and any applicable rider charges for the backdated period are deducted as of the Policy Effective Date.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued and whether Protective determines the cost of insurance rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)  10 days after you receive your Policy, or

(2)  45 days after you sign your application,

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

(1)  the difference between premiums paid and amounts allocated to the Guaranteed Account or the Variable Account,

(2)  Guaranteed Account Value determined as of the Valuation Day the returned Policy is received, and

(3)  Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Policy Maturity

The Policy is deemed to mature on the date the Insured attains age 121 if the Policy was issued with the 2001 Commissioners' Standard Ordinary Mortality Tables and age 100 if the Policy was issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, and any supplemental riders requested by the applicant, but it must be at least $10,000. Consult your sales representative for information about the initial premium required for the coverage you desire.

Additional Premiums. After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any. Additional premium may be required to maintain the Policy, depending on investment performance.

Premium Limitations. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Unless otherwise determined by Protective, additional premium payments must be at least $10,000 and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations".) Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance.

Premium Allocations

You must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account, and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premium payments, except that subsequent premium payments may not be allocated to the DCA Fixed Account. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts, Fixed Account and DCA Fixed Account must be equal to 100% of any premium payment. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premium payments may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts, Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any premium payment.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium to the Oppenheimer Money Fund/VA Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund/VA Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, premium payments received will be allocated in accordance to your allocation instructions then in effect.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units. For each Sub-Account, the Net Premium or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value. The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c.  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) loans, less (8) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

Policy Value Credit — Protective Preserver

Subject to the conditions described below, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to a Protective Preserver Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to 0.50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1.00% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as premium for tax purposes.

The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. Payment of the Death Benefit Proceeds may have tax consequences. (See "Tax Considerations.")

Please note that any death benefit payment we make in excess of the Variable Account Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account charges and fund expenses. The Death Benefit is also affected by withdrawals and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Increasing the Face Amount

On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, you may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless you request otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above. Increasing the Face Amount also may have tax consequences.

Impact on Lapse Protection Rider. A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the increase request.

Decreasing the Face Amount. In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective. Decreasing the Face Amount also may have tax consequences.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Protective Life is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your beneficiary steps forward to claim the Death Benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means at the Home Office.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value, DCA Fixed Account or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received at the Home Office. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the

DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Due to this limitation, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice to the Home Office. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account, or the Sub-Account investing in the Oppenheimer Money Fund/VA. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

You may generally elect dollar cost averaging for periods of at least 6 months but no longer than 48 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. Automatic transfers for dollar cost averaging are subject to all transfer restrictions other than the restriction on the maximum transfer amount from the Fixed Account. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' Written Notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may begin on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A surrender charge and premium tax recovery charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated. (See "Tax Considerations.")

Withdrawal Privileges

At any time while the Policy is in force and prior to the Insured's death, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A withdrawal will have tax consequences. (See "Tax Considerations.")

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account, the Fixed Account and the DCA Fixed Account is based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount. Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum for the Policy or cause the Policy to fail to qualify as a life insurance contract, as provided below under Decreasing the Face Amount.

Withdrawals. At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

Annual Withdrawal Amounts. The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

(a)  an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

(b)  the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

Decreasing the Face Amount. In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective. This risk of failing to qualify as a life insurance contract when a withdrawal lowers the Face Amount occurs mainly during the early years of the Policy.

The proportionate face amount decrease will be determined by the following formula:

POLICY LOANS

You may obtain three types of loans under a Policy, a standard loan, a carry-over loan or a Preferred Loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. A Preferred Loan will be available on the portion of the Loan Account equal to the amount by which Surrender Value exceeds total premiums paid. At any time while the Policy is in force and while the Insured is still living, you may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice received at the Home Office. Generally, the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day that your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Impact on Lapse Protection Rider. A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the loan request.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or the DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or the DCA Fixed Account bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates Charged
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	5.0%	6.0%	3.0%	3.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts, and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	6.0%	6.0%	4.0%	4.25%
Single Premium Plus	6.0%	6.0%	4.0%	4.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

Protective Life credits interest on any outstanding loan at the following effective annual rates:

Loan Interest Rates Credited
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	3.0%	3.0%	3.0%	3.0%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon)	4.0%	4.0%	4.0%	4.0%
Single Premium Plus	4.0%	4.0%	4.0%	4.0%

Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	3.0%	0.0%	0.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	2.0%	0.0%	0.25%
Single Premium Plus	2.0%	2.0%	0.0%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (and any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on

Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

If, pursuant to SEC rules, the Oppenheimer Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Oppenheimer Money Fund/VA Sub-Account until the Fund is liquidated.

POLICY LAPSE AND REINSTATEMENT

Lapse

A Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

In the event of a Policy default, you have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations.")

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. While the rider is effective Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest not to exceed an effective annual rate of 6.00%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE GUARANTEED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham, Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2013, we had total assets of approximately $68.3 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $68.8 billion at December 31, 2013. To find out more information about us, go to www.protective.com.

The Guaranteed Account

The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Policy Value to the Guaranteed Account. However, there are limitations on transfers involving the Guaranteed Account. Due to these limitations, if you want to transfer all of your Policy Value from the Guaranteed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Guaranteed Account meets your investment needs. (See "Transfers of Policy Value.")

The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Guaranteed Account

Protective guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a premium payment or amount transferred, (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective, in its sole discretion, may declare a new current interest rate from time to time. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, Protective will credit annual effective interest rates of not less than 3.00% (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). Because Protective anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value

The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) loans, less (8) certain Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account

Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3.00% per year for Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Guaranteed Account is part of our general account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Guaranteed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Guaranteed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our general account, any amounts that we may pay under the Policy in excess of Variable Account Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the

Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; The Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business in certain instances as Van Kampen; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by Oppenheimer Funds, Inc.; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; MFS® Variable Insurance Trust II (the "MFS II Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc. or Fidelity Investments Money Management, Inc.; Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co, LLC.; Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Shares VIP Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign VIP Fund. Templeton Global Advisors Limited is investment adviser for Templeton Growth VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these Funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

On June 1, 2010, the portfolios of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). On May 2, 2011, the Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund merged into the Invesco V.I. Balanced-Risk Allocation Fund, the Invesco Van Kampen V.I. Government Fund merged into the Invesco V.I. Government Securities Fund, and the Invesco Van Kampen V.I. International Growth Equity Fund merged into the Invesco V.I. International Growth Fund.

Invesco V.I. Equity and Income Fund, Series II Shares

This Fund's investment objectives are both capital appreciation and current income.

Invesco V.I. International Growth Fund, Series II Shares(2)

This Fund's investment objective is long-term growth of capital.

Invesco V.I. American Value Fund, Series II Shares

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. American Franchise Fund, Series I Shares(1)

This Fund's investment objective is to seek capital growth.

Invesco V.I. Comstock Fund, Series I Shares

This Fund's investment objective is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Balanced Risk Allocation Fund, Series II Shares(3)

This Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

Invesco V.I. Government Securities Fund, Series II Shares

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco V.I. Growth and Income Fund, Series I Shares

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco V.I. Mid Cap Growth Fund, Series II Shares

The Fund's investment objective is to seek capital growth.

Invesco V.I. Global Real Estate Fund, Series II Shares(2)

The Fund's investment objective is total return through growth of capital and current income.

Invesco V.I. Small Cap Equity Fund, Series II Shares(2)

The Fund's investment objective is long-term growth of capital.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class(1)

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

VIP Freedom Fund, 2015 Maturity, Service Class(1)

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom Fund, 2020 Maturity, Service Class(1)

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

(1)  Not available for Policies issued on or after November 2, 2009.

(2)  Not available for Policies issued before November 3, 2008.

(3)  Not available to the allocation of Purchase Payments or transfer of Policy Value effective May 1, 2012.

VIP Growth Portfolio, Service Class(1)

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP Mid Cap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2 (formerly Franklin Flex Cap Growth Securities Fund, Class 2)

This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Franklin Income VIP Fund, Class 2 (formerly Franklin Income Securities Fund, Class 2)

This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Franklin Rising Dividends VIP Fund, Class 2 (formerly Franklin Rising Dividends Securities Fund, Class 2)

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

Franklin Small Cap Value VIP Fund, Class 2 (formerly Franklin Small Cap Value Securities Fund, Class 2)

This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Growth VIP Fund, Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund, Class 2)

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Franklin U.S. Government Securities VIP Fund, Class 2 (formerly Franklin U.S. Government Fund, Class 2)

This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Franklin Mutual Shares VIP Fund, Class 2 (formerly Mutual Shares Securities Fund, Class 2)

This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Templeton Foreign VIP Fund, Class 2 (formerly Templeton Foreign Securities Fund, Class 2)

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Developing Markets VIP Fund, Class 2 (formerly Templeton Developing Markets Securities Fund, Class 2)(2)

This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

(1)  Not available for Policies issued on or after November 2, 2009.

(2)  Not available for Policies issued before November 3, 2008.

Templeton Global Bond VIP Fund, Class 2 (formerly Templeton Global Bond Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth VIP Fund, Class 2 (formerly Templeton Growth Securities Fund, Class 2)

This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.

Goldman Sachs Variable Insurance Trust

Each Sub-Account investing in the Institutional Class of a Goldman Sachs Fund is only available to Policies issued before May 1, 2008.

Strategic Growth Fund, Service Class

This Fund seeks long-term growth of capital.

Large Cap Value Fund, Service Class(4)

This Fund seeks long-term capital appreciation.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

MidCap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Small Cap Equity Insights Fund, Service Class (formerly Structured Small Cap Equity Fund, Service Class)(1)

This Fund seeks long-term growth of capital.

U.S. Equity Insights Fund, Service Class (formerly Structured U. S. Equity Fund, Service Class)(1)

This Fund seeks long-term growth of capital and dividend income.

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Core Portfolio, Class II

This Fund seeks long-term growth of capital.

ClearBridge Variable Small Cap Growth Portfolio, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Calibrated Dividend Growth Portfolio, Value Class

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio, Value Class

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

(1)  Not available for Policies issued on or after November 2, 2009.

(4)  Not available for Policies issued on or after May 1, 2012.

Growth and Income Portfolio, Value Class(4)

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio, Value Class

The Fund's investment objective is capital appreciation.

Classic Stock Portfolio, Value Class

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Stock Portfolio, Value Class

The Fund's investment objective is to seek capital appreciation through investment, primarily in equity securities, which are believed to be undervalued in the marketplace.

International Opportunities Portfolio, Value Class(4)

The Fund's investment objective is long-term capital appreciation.

MFS® Variable Insurance TrustSM

MFS® Growth Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Investors Growth Stock Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Research Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

MFS® Value Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

MFS® Variable Insurance Trust II

MFS® Emerging Markets Equity Portfolio, Service Class Shares(2)

This Fund's investment objective is to seek capital appreciation.

MFS® International Value Portfolio, Service Class Shares(2)

This Fund's investment objective is to seek capital appreciation.

(2)  Not available for Policies issued before November 3, 2008.

(4)  Not available for Policies issued on or after May 1, 2012.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA

This Fund seeks capital appreciation.

Global Fund/VA

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Main Street Fund/VA

This Fund seeks capital appreciation.

Discovery Mid-Cap Growth Fund/VA(1)

This Fund seeks capital appreciation by investing in "growth type" companies.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund/VA is not a deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Global Strategic Income Fund/VA

This Fund seeks a high level of current income principally derived from interest on debt securities.

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class(2)

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Long-Term US Government Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities"), which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

Low Duration Portfolio, Advisor Class

This Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

Real Return Portfolio, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

(1)  Not available for Policies issued on or after November 2, 2009.

(2)  Not available for Policies issued before November 3, 2008.

Short-Term Portfolio, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

Total Return Portfolio, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $750 million.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $750 million to $2.5 billion.

The Universal Institutional Funds, Inc.

UIF Global Real Estate Portfolio, Class II(4)

Seeks current income and capital appreciation.

There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the

(4)  Not available for Policies issued on or after May 1, 2012.

Fund has not attracted significant Policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios. Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Policy Value or premium allocation or percentages in response to these changes, however, if you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

Other Information About the Funds. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive with Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS Variable Insurance Trust	0.25%
MFS Variable Insurance Trust II	0.25%
The Universal Institutional Funds, Inc.	0.35%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%

Payments From Advisers and/or Distributors. We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.05% to 0.50% of Fund assets attributable to our variable insurance Policies. The amount of the payments may be significant.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective

Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•  the cost of insurance charges;

•  the policy expense charge;

•  the mortality expense risk charge; and

•  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

Protective Preserver. The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Protective Single Premium Plus. The current monthly cost of insurance charge is the lesser of (1) 0.054% multiplied by the Policy Value during Policy Years 1 through 10 and 0.046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the net amount at risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, withdrawals, and decreases in Face Amount.

Cost of Insurance Rates — General. Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. Protective Life will base the guaranteed cost of insurance rates for standard classes on either the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables") or the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, these tables.

In general, guaranteed cost of insurance rates for Policies issued before November 3, 2008 will be based on the 1980 CSO Tables, and guaranteed rates for Policies issued on or after December 1, 2008 will be based on the 2001 CSO Tables. However, if Protective received your completed application for a Policy between November 3, 2008 and December 1, 2008, you may select the CSO Tables upon which Protective will base the guaranteed cost of insurance rates under your Policy. In general, the guaranteed cost of insurance rates are lower under the 2001 CSO Table. Also, the maturity date of your Policy will differ depending on the CSO Tables you choose. If you select the 1980 CSO Tables, your Policy will mature on the date the Insured attains age 100, whereas if you select the 2001 CSO Tables, your Policy will mature on the date the Insured attains age 121. Please consult your sales representative before purchasing a Policy to discuss which CSO Tables may be more appropriate for you. Your sales representative can provide personalized illustrations regarding your cost of insurance charges under each CSO Table.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience, and whether Protective determines the current rates based on the 2001 CSO Tables or the 1980 CSO Tables. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Cost of Insurance Rates — Protective Preserver. The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured, the number of years that a Policy has been in force, and whether Protective determines the cost of insurance rates based on the 2001 CSO Tables or the 1980 CSO Tables. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

Cost of Insurance Rates — Protective Single Premium Plus. Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Policy Expense Charge. This charge generates revenues that cover all of Protective's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount. In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is 0.092% and 0.058% for Policy Years 11 and thereafter, which is equivalent to an annual rate of 1.10% for Policy Years 1-10 and 0.70% for Policy Years 11 and thereafter.

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

Lapse Protection Rider. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month).

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Protective Preserver. The current monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $75.00 per month.

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Single Premium Plus. The current monthly charge for this rider is equal to 0.0125% multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Annual Maintenance Fee

Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

(1)  the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by

(2)  the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.

Policy Year Following Premium Payment		Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment		Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1		9%	1		2.50%
2		8%	2		2.25%
3		7%	3		2.00%
4		6%	4		1.75%
5		5%	5		1.50%
6		4%	6		1.25%
7		3%	7		1.00%
8		2%	8		.75%
9		1%	9		.50%
10	+	0%	10	+	0

After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective on each premium. Protective also deducts a monthly charge to cover some of these expenses.

Protective reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value.

Taxation of Insurance Policies

Tax Status of the Policies. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but differ in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income.

Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies That Are MECs

Characterization of a Policy as a MEC. Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax. Generally, proceeds of a surrender (or a withdrawal including any deemed withdrawals such as loans, assignments or pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the Death Benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

Tax Treatment of Loans. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income. As a result, the amount of your taxable income could increase by some or all of the outstanding loan.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider. The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem chronic illness insurance benefits exceeds a per diem limitation set forth in the Code and IRS guidance, such excess will be includible in income. Until January 1, 2010, Protective treated the charges for this rider as a withdrawal from the Policy for tax purposes, which in some cases could have resulted in the charges being includible in income. However, generally effective January 1, 2010, Protective has treated the charges as reducing the Policy's investment in the contract (although not below zero) and the charges will be excludible from income.

In the past, the Comprehensive Long-Term Care Accelerated Death Benefit Rider has been issued in certain states as a "non-qualified" rider, i.e., it does not constitute qualified long-term care insurance under Section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. We urge you to consult a tax advisor before requesting an Accelerated Death Benefit from such a rider. In addition, Protective treats the charges for a "non-qualified" rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to Section 1035 exchanges including exchanges of life insurance policies that have long-term care riders. If you wish to take advantage of Section 1035 of the Code, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Disallowance of Interest Deductions. The Policy generally will be characterized as a single premium life insurance contract under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Medicare Hospital Insurance Tax

Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Federal Income Tax Withholding

In General

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to distributions from a Policy.

FATCA Withholding

If the payee of a distribution (including the Death Benefit) from the Policy is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month). This rider is not available on Policies with carryover loans.

Comprehensive Long-Term Care Accelerated Death Benefit Rider. Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.  Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.  Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

The following endorsements may be available to be added to your Policy. Please contact us for further details.

  Waiver of Surrender Charge Endorsement.

  Policy Loan Endorsement

Additional rules and limits apply to these supplemental riders and endorsements.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions
Federal Tax Charge	None	Deducted as part of Monthly Deductions
Front End Sales Charges/ Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None
Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions
Withdrawal Charges	$25	None

	Existing Life Policy	Policy
Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)

A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to 0.058% multiplied by the Policy Value, which is the equivalent of an annual rate of 0.70%, (3) mortality and expense charges equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount and (4) any charges for supplemental riders.

Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.

A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%. (3% for Policies applied for 12/19/2003 in all states except IL, MA and OR and Policies applied for on or after 1/26/04 in IL, MA and OR)

Effects of the Exchange Offer

1.  The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.  If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

You also need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations". For example, the discussion of "Tax Considerations" does not address use of the Policy for estate planning purposes. There are complex tax issues associated with the use of the Policy for estate planning purposes, and the addition of the Comprehensive Long-Term Care Accelerated Death Benefit Rider to a Policy used for these purposes, especially if the Policy may be placed in a trust, requires a careful analysis of the specific facts and circumstances involved. In addition, Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. You should consult a qualified advisor before purchasing the Policy for use with any of these applications. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling

Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2011	$5,982,790
December 31, 2012	$6,005,420
December 31, 2013	$7,978,592

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums and paid in amounts up to 8% of a first year premium payment and .25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products (including the Policies), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Policy Values and Variable Account values of the Policies). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums (including premium payments for the Policies) and/or maintaining a specified amount of contract and policy value (including Policy Values of the Policies) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products (including the Policies) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Policies) than for selling non-preferred products.

In 2013, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, Raymond James ProEquities, LPL Financial, NFP Securities and AIG Advisor Group in connection with the sale of our variable insurance products (including the Policies). Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased insureds and contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the contract.

ARBITRATION

The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company": Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount: An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age: The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period: Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value: Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account: Part of Protective's General Account. Only initial premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit: The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds: The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount: A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account: Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value: The Policy Value in the Fixed Account.

Fund: A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Guaranteed Account: The Fixed Account, the DCA Fixed Account and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value: The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office: 2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount: The Face Amount on the Policy Effective Date.

Initial Premium: The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured: The person whose life is covered by the Policy.

Issue Age: The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date: The date the Policy is issued.

Lapse: Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account: An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day: The same day in each month as the Policy Effective Date.

Monthly Deduction: The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary: The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt: The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date: The date shown in the Policy as of which coverage under the Policy begins.

Policy Value: The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year: Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan: That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account: A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value: The Policy Value in a Sub-Account.

Surrender Value: The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement.

Valuation Day: Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period: The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account: Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value: The sum of all Sub-Account Values.

Written Notice: A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A
EXAMPLE OF DEATH BENEFIT COMPUTATIONS

For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age		Percentage
0-40	250%	50	185%	60	130%	70		115%
41	243%	51	178%	61	128%	71		113%
42	236%	52	171%	62	126%	72		111%
43	229%	53	164%	63	124%	73		109%
44	222%	54	157%	64	122%	74		107%
45	215%	55	150%	65	120%	75-90		105%
46	209%	56	146%	66	119%	91		104%
47	203%	57	142%	67	118%	92		103%
48	197%	58	138%	68	117%	93		102%
49	191%	59	134%	69	116%	94		101%
						95	+	100%

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To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Preserver/Single Premium Plus.

_____________________________________________________________________________________________________________________ Name
_____________________________________________________________________________________________________________________ Address
_____________________________________________________________________________________________________________________ City, State, Zip
_____________________________________________________________________________________________________________________ Daytime Telephone Number

Investment Company Act of 1940 Registration File No. 811-7337

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PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Modified Single Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the individual modified single premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2014 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

May 1, 2014

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3.00% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3.00% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of

1

death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

We offer the following riders and endorsements:

Comprehensive Long-Term Care Accelerated Death Benefit Rider. Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect the benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.  Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.  Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly

2

Accelerated Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value.

Endorsements. The Company may also issue as part of the Policy endorsements for which there are no charges.

Waiver of Surrender Charge Endorsement. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

Policy Loan Endorsement. Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective agent for further information, or contact the Home Office.

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ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

CEFLI

Protective Life is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in Protective advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund Inc., The Universal Institutional Funds, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. The board of directors (or trustees) of each of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Universal Institutional Funds, Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund Inc., Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be

4

subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens (including accrued interest). An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectus.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; any liens; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The statements of assets and liabilities of Protective Variable Life Separate Account as of December 31, 2013 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2013 and 2012 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2013, and 2012 and for each of the three years in the period ended December 31, 2013 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village, Suite 851, Birmingham, AL 35209.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

5

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

Financial Statements

The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2013 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2013 and 2012 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2013 and 2012 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2013 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Life Separate Account.

Financial Statements follow this page.

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All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Policy Owners of the Protective Variable Life Separate Account
and Board of Directors of Protective Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts as listed in Note 1 to such financial statements of the Protective Variable Life Separate Account (the "Separate Account") at December 31, 2013, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
April 25, 2014

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Assets
Investment in sub-accounts at fair value	$13,617	$7,594	$10,164
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	13,617	7,594	10,164
Liabilities
Payable to Protective Life Insurance Company	38	17	17
Net Assets	$13,579	$7,577	$10,147
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Assets
Investment in sub-accounts at fair value	$7,186	$10,806	$2,966
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	7,186	10,806	2,966
Liabilities
Payable to Protective Life Insurance Company	16	40	—
Net Assets	$7,170	$10,766	$2,966
	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
Assets
Investment in sub-accounts at fair value	$2,046	$2,250	$1,353
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,046	2,250	1,353
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$2,046	$2,250	$1,353

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Assets
Investment in sub-accounts at fair value	$398	$133	$1,369
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	398	133	1,369
Liabilities
Payable to Protective Life Insurance Company	3	—	—
Net Assets	$395	$133	$1,369
	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
Assets
Investment in sub-accounts at fair value	$1,089	$70	$7,877
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,089	70	7,877
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,089	$70	$7,877
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Assets
Investment in sub-accounts at fair value	$8,034	$7,353	$17,787
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	8,034	7,353	17,787
Liabilities
Payable to Protective Life Insurance Company	—	—	121
Net Assets	$8,034	$7,353	$17,666

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
Assets
Investment in sub-accounts at fair value	$4,933	$4,626	$3,178
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,933	4,626	3,178
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$4,933	$4,626	$3,178
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
Assets
Investment in sub-accounts at fair value	$4,790	$6,384	$208
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,790	6,384	208
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$4,790	$6,384	$208
	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA
Assets
Investment in sub-accounts at fair value	$1,413	$6,945	$4,065
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,413	6,945	4,065
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,413	$6,945	$4,065

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Assets
Investment in sub-accounts at fair value	$10,365	$9,023	$11,876
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	10,365	9,023	11,876
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$10,365	$9,023	$11,876
	Oppenheimer Global Fund/VA	Invesco VI American Franchise	Invesco VI Comstock
Assets
Investment in sub-accounts at fair value	$16,885	$4,841	$34,348
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	16,885	4,841	34,348
Liabilities
Payable to Protective Life Insurance Company	—	—	57
Net Assets	$16,885	$4,841	$34,291
	Invesco VI Growth & Income	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II
Assets
Investment in sub-accounts at fair value	$26,149	$2,744	$18,443
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	26,149	2,744	18,443
Liabilities
Payable to Protective Life Insurance Company	154	—	18
Net Assets	$25,995	$2,744	$18,425

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II
Assets
Investment in sub-accounts at fair value	$1,111	$318	$4,489
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,111	318	4,489
Liabilities
Payable to Protective Life Insurance Company	—	—	16
Net Assets	$1,111	$318	$4,473
	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II
Assets
Investment in sub-accounts at fair value	$2,385	$194	$345
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	2,385	194	345
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$2,385	$194	$345
	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Assets
Investment in sub-accounts at fair value	$569	$17,826	$15,610
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	569	17,826	15,610
Liabilities
Payable to Protective Life Insurance Company	—	114	145
Net Assets	$569	$17,712	$15,465

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth
Assets
Investment in sub-accounts at fair value	$16,134	$3,573	$9,731
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	16,134	3,573	9,731
Liabilities
Payable to Protective Life Insurance Company	119	9	25
Net Assets	$16,015	$3,564	$9,706
	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Assets
Investment in sub-accounts at fair value	$1,074	$597	$1,833
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,074	597	1,833
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,074	$597	$1,833
	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
Assets
Investment in sub-accounts at fair value	$6,546	$1,586	$19,612
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	6,546	1,586	19,612
Liabilities
Payable to Protective Life Insurance Company	—	—	13
Net Assets	$6,546	$1,586	$19,599

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
Assets
Investment in sub-accounts at fair value	$8,622	$2,368	$2,581
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	8,622	2,368	2,581
Liabilities
Payable to Protective Life Insurance Company	7	—	—
Net Assets	$8,615	$2,368	$2,581
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities
Assets
Investment in sub-accounts at fair value	$352	$565	$2,351
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	352	565	2,351
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$352	$565	$2,351
	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Assets
Investment in sub-accounts at fair value	$15,591	$11,403	$3,077
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	15,591	11,403	3,077
Liabilities
Payable to Protective Life Insurance Company	3	—	—
Net Assets	$15,588	$11,403	$3,077

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
Assets
Investment in sub-accounts at fair value	$1,863	$5,643	$13,091
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,863	5,643	13,091
Liabilities
Payable to Protective Life Insurance Company	—	2	8
Net Assets	$1,863	$5,641	$13,083
	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2
Assets
Investment in sub-accounts at fair value	$8,089	$6,516	$74
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	8,089	6,516	74
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$8,089	$6,516	$74
	Mutual Shares Securities	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II
Assets
Investment in sub-accounts at fair value	$26,480	$525	$377
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	26,480	525	377
Liabilities
Payable to Protective Life Insurance Company	15	—	—
Net Assets	$26,465	$525	$377

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2013
(in thousands)

	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
Assets
Investment in sub-accounts at fair value	$196	$848	$1,780
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	196	848	1,780
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$196	$848	$1,780
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor
Assets
Investment in sub-accounts at fair value	$377	$7,972	$108
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	377	7,972	108
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$377	$7,972	$108

	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Assets
Investment in sub-accounts at fair value	$596	$1,616
Receivable from Protective Life Insurance Company	—	—
Total Assets	596	1,616
Liabilities
Payable to Protective Life Insurance Company	—	—
Net Assets	$596	$1,616

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Investment Income
Dividends	$154	$131	$104
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(16)	(219)	207
Capital gain distribution	1,470	—	—
Net realized gain (loss) investments	1,454	(219)	207
Net unrealized appreciation (depreciation) on investments during the period	1,939	1,606	2,581
Net realized and unrealized gain (loss) on investments	3,393	1,387	2,788
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,547	$1,518	$2,892
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Investment Income
Dividends	$65	$40	$23
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	51	51	10
Capital gain distribution	818	372	224
Net realized gain (loss) investments	869	423	234
Net unrealized appreciation (depreciation) on investments during the period	1,014	2,270	511
Net realized and unrealized gain (loss) on investments	1,883	2,693	745
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,948	$2,733	$768

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
Investment Income
Dividends	$3	$20	$20
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	1	26	1
Capital gain distribution	71	242	—
Net realized gain (loss) investments	72	268	1
Net unrealized appreciation (depreciation) on investments during the period	408	290	233
Net realized and unrealized gain (loss) on investments	480	558	234
Net Increase (Decrease) in Net Assets Resulting from Operations	$483	$578	$254
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Investment Income
Dividends	$3	$1	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	3	1	1
Capital gain distribution	45	—	83
Net realized gain (loss) investments	48	1	84
Net unrealized appreciation (depreciation) on investments during the period	55	35	224
Net realized and unrealized gain (loss) on investments	103	36	308
Net Increase (Decrease) in Net Assets Resulting from Operations	$106	$37	$308

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
Investment Income
Dividends	$6	$1	$16
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	3
Capital gain distribution	82	6	50
Net realized gain (loss) investments	82	6	53
Net unrealized appreciation (depreciation) on investments during the period	139	3	1,971
Net realized and unrealized gain (loss) on investments	221	9	2,024
Net Increase (Decrease) in Net Assets Resulting from Operations	$227	$10	$2,040
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Investment Income
Dividends	$24	$70	$295
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	47	4	27
Capital gain distribution	18	—	—
Net realized gain (loss) investments	65	4	27
Net unrealized appreciation (depreciation) on investments during the period	1,910	1,661	2,524
Net realized and unrealized gain (loss) on investments	1,975	1,665	2,551
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,999	$1,735	$2,846
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
Investment Income
Dividends	$—	$100	$17
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	5	—	4
Capital gain distribution	34	80	86
Net realized gain (loss) investments	39	80	90
Net unrealized appreciation (depreciation) on investments during the period	1,367	587	625
Net realized and unrealized gain (loss) on investments	1,406	667	715
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,406	$767	$732
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
Investment Income
Dividends	$42	$52	$2
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	17	16	—
Net realized gain (loss) investments	17	16	—
Net unrealized appreciation (depreciation) on investments during the period	(88)	1,373	(1)
Net realized and unrealized gain (loss) on investments	(71)	1,389	(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(29)	$1,441	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA
Investment Income
Dividends	$12	$1	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	(13)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	—	(13)
Net unrealized appreciation (depreciation) on investments during the period	146	—	1,121
Net realized and unrealized gain (loss) on investments	146	—	1,108
Net Increase (Decrease) in Net Assets Resulting from Operations	$158	$1	$1,108
	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Investment Income
Dividends	$90	$89	$585
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	101	168	7
Capital gain distribution	—	—	—
Net realized gain (loss) investments	101	168	7
Net unrealized appreciation (depreciation) on investments during the period	2,214	1,987	(607)
Net realized and unrealized gain (loss) on investments	2,315	2,155	(600)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,405	$2,244	$(15)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Oppenheimer Global Fund/VA	Invesco VI American Franchise	Invesco VI Comstock
Investment Income
Dividends	$206	$18	$514
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	13	60	324
Capital gain distribution	—	—	—
Net realized gain (loss) investments	13	60	324
Net unrealized appreciation (depreciation) on investments during the period	3,388	1,340	8,496
Net realized and unrealized gain (loss) on investments	3,401	1,400	8,820
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,607	$1,418	$9,334
	Invesco VI Growth & Income	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II
Investment Income
Dividends	$349	$5	$251
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	46	4	26
Capital gain distribution	206	—	—
Net realized gain (loss) investments	252	4	26
Net unrealized appreciation (depreciation) on investments during the period	6,045	711	3,352
Net realized and unrealized gain (loss) on investments	6,297	715	3,378
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,646	$720	$3,629

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II
Investment Income
Dividends	$5	$5	$145
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	(1)
Capital gain distribution	—	10	—
Net realized gain (loss) investments	—	10	(1)
Net unrealized appreciation (depreciation) on investments during the period	166	(10)	(270)
Net realized and unrealized gain (loss) on investments	166	—	(271)
Net Increase (Decrease) in Net Assets Resulting from Operations	$171	$5	$(126)
	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II
Investment Income
Dividends	$20	$6	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	—	—	2
Net realized gain (loss) investments	—	—	2
Net unrealized appreciation (depreciation) on investments during the period	282	(7)	44
Net realized and unrealized gain (loss) on investments	282	(7)	46
Net Increase (Decrease) in Net Assets Resulting from Operations	$302	$(1)	$46

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Investment Income
Dividends	$19	$93	$762
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	4	71	4
Capital gain distribution	—	—	303
Net realized gain (loss) investments	4	71	307
Net unrealized appreciation (depreciation) on investments during the period	(4)	4,802	93
Net realized and unrealized gain (loss) on investments	—	4,873	400
Net Increase (Decrease) in Net Assets Resulting from Operations	$19	$4,966	$1,162
	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth
Investment Income
Dividends	$62	$—	$150
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	69	53	185
Capital gain distribution	—	553	862
Net realized gain (loss) investments	69	606	1,047
Net unrealized appreciation (depreciation) on investments during the period	3,734	411	1,009
Net realized and unrealized gain (loss) on investments	3,803	1,017	2,056
Net Increase (Decrease) in Net Assets Resulting from Operations	$3,865	$1,017	$2,206

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Investment Income
Dividends	$18	$5	$4
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	8	1	1
Capital gain distribution	83	58	209
Net realized gain (loss) investments	91	59	210
Net unrealized appreciation (depreciation) on investments during the period	146	71	202
Net realized and unrealized gain (loss) on investments	237	130	412
Net Increase (Decrease) in Net Assets Resulting from Operations	$255	$135	$416
	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
Investment Income
Dividends	$106	$3	$174
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	6	43	15
Capital gain distribution	52	1	5
Net realized gain (loss) investments	58	44	20
Net unrealized appreciation (depreciation) on investments during the period	1,309	395	4,439
Net realized and unrealized gain (loss) on investments	1,367	439	4,459
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,473	$442	$4,633

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
Investment Income
Dividends	$32	$53	$60
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	30	—
Capital gain distribution	976	147	32
Net realized gain (loss) investments	976	177	32
Net unrealized appreciation (depreciation) on investments during the period	1,125	320	(140)
Net realized and unrealized gain (loss) on investments	2,101	497	(108)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,133	$550	$(48)
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities
Investment Income
Dividends	$6	$9	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	2
Capital gain distribution	5	7	5
Net realized gain (loss) investments	5	7	7
Net unrealized appreciation (depreciation) on investments during the period	31	59	611
Net realized and unrealized gain (loss) on investments	36	66	618
Net Increase (Decrease) in Net Assets Resulting from Operations	$42	$75	$618

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Investment Income
Dividends	$863	$146	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	3	1	21
Capital gain distribution	—	—	170
Net realized gain (loss) investments	3	1	191
Net unrealized appreciation (depreciation) on investments during the period	946	2,267	670
Net realized and unrealized gain (loss) on investments	949	2,268	861
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,812	$2,414	$861
	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
Investment Income
Dividends	$20	$139	$299
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	2	(1)	13
Capital gain distribution	26	—	—
Net realized gain (loss) investments	28	(1)	13
Net unrealized appreciation (depreciation) on investments during the period	421	(246)	2,724
Net realized and unrealized gain (loss) on investments	449	(247)	2,737
Net Increase (Decrease) in Net Assets Resulting from Operations	$469	$(108)	$3,036

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2
Investment Income
Dividends	$165	$282	$1
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	10	(6)	—
Capital gain distribution	—	73	—
Net realized gain (loss) investments	10	67	—
Net unrealized appreciation (depreciation) on investments during the period	1,314	(256)	(1)
Net realized and unrealized gain (loss) on investments	1,324	(189)	(1)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,489	$93	$—
	Mutual Shares Securities	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II
Investment Income
Dividends	$493	$—	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	2	—	—
Capital gain distribution	—	33	25
Net realized gain (loss) investments	2	33	25
Net unrealized appreciation (depreciation) on investments during the period	5,134	76	66
Net realized and unrealized gain (loss) on investments	5,136	109	91
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,629	$109	$91

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
Investment Income
Dividends	$4	$9	$30
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(3)	—	(1)
Capital gain distribution	10	—	14
Net realized gain (loss) investments	7	—	13
Net unrealized appreciation (depreciation) on investments during the period	(40)	(10)	(197)
Net realized and unrealized gain (loss) on investments	(33)	(10)	(184)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(29)	$(1)	$(154)
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor
Investment Income
Dividends	$2	$148	$4
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	(1)	—
Capital gain distribution	—	68	—
Net realized gain (loss) investments	—	67	—
Net unrealized appreciation (depreciation) on investments during the period	(1)	(362)	(4)
Net realized and unrealized gain (loss) on investments	(1)	(295)	(4)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1	$(147)	$—

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Investment Income
Dividends	$2	$14
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	2	1
Capital gain distribution	16	81
Net realized gain (loss) investments	18	82
Net unrealized appreciation (depreciation) on investments during the period	78	266
Net realized and unrealized gain (loss) on investments	96	348
Net Increase (Decrease) in Net Assets Resulting from Operations	$98	$362

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$154	$131	$104
Net realized gain (loss) on investments	1,454	(219)	207
Net unrealized appreciation (depreciation) of investments during the period	1,939	1,606	2,581
Net increase (decrease) in net assets resulting from operations	3,547	1,518	2,892
From Variable Life Policy Transactions
Policy owners' net payments	694	453	452
Mortality and expense risk charges	(77)	(36)	(30)
Cost of insurance and administrative charges	(521)	(341)	(388)
Surrenders	(462)	(448)	(513)
Death benefits	(119)	(20)	(112)
Net policy loan repayments (withdrawals)	(57)	(53)	(54)
Transfer (to) from other portfolios	(550)	(108)	(147)
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,092)	(553)	(792)
Total increase (decrease) in net assets	2,455	965	2,100
Net Assets
Beginning of Year	11,124	6,612	8,047
End of Year	$13,579	$7,577	$10,147
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
From Operations
Investment income	$65	$40	$23
Net realized gain (loss) on investments	869	423	234
Net unrealized appreciation (depreciation) of investments during the period	1,014	2,270	511
Net increase (decrease) in net assets resulting from operations	1,948	2,733	768
From Variable Life Policy Transactions
Policy owners' net payments	387	591	131
Mortality and expense risk charges	(33)	(42)	(20)
Cost of insurance and administrative charges	(287)	(452)	(110)
Surrenders	(251)	(606)	(104)
Death benefits	(24)	(84)	(46)
Net policy loan repayments (withdrawals)	(42)	(24)	(19)
Transfer (to) from other portfolios	(158)	(153)	(80)
Net increase (decrease) in net assets resulting from variable life policy transactions	(408)	(770)	(248)
Total increase (decrease) in net assets	1,540	1,963	520
Net Assets
Beginning of Year	5,630	8,803	2,446
End of Year	$7,170	$10,766	$2,966

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
From Operations
Investment income	$3	$20	$20
Net realized gain (loss) on investments	72	268	1
Net unrealized appreciation (depreciation) of investments during the period	408	290	233
Net increase (decrease) in net assets resulting from operations	483	578	254
From Variable Life Policy Transactions
Policy owners' net payments	227	179	119
Mortality and expense risk charges	(7)	(9)	(4)
Cost of insurance and administrative charges	(84)	(81)	(58)
Surrenders	(40)	(26)	(29)
Death benefits	—	(83)	—
Net policy loan repayments (withdrawals)	(28)	(13)	(11)
Transfer (to) from other portfolios	18	(74)	49
Net increase (decrease) in net assets resulting from variable life policy transactions	86	(107)	66
Total increase (decrease) in net assets	569	471	320
Net Assets
Beginning of Year	1,477	1,779	1,033
End of Year	$2,046	$2,250	$1,353
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
From Operations
Investment income	$3	$1	$—
Net realized gain (loss) on investments	48	1	84
Net unrealized appreciation (depreciation) of investments during the period	55	35	224
Net increase (decrease) in net assets resulting from operations	106	37	308
From Variable Life Policy Transactions
Policy owners' net payments	35	6	148
Mortality and expense risk charges	(2)	(1)	(3)
Cost of insurance and administrative charges	(21)	(3)	(54)
Surrenders	(4)	—	(8)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(7)	—	(9)
Transfer (to) from other portfolios	(10)	(4)	107
Net increase (decrease) in net assets resulting from variable life policy transactions	(9)	(2)	181
Total increase (decrease) in net assets	97	35	489
Net Assets
Beginning of Year	298	98	880
End of Year	$395	$133	$1,369

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
From Operations
Investment income	$6	$1	$16
Net realized gain (loss) on investments	82	6	53
Net unrealized appreciation (depreciation) of investments during the period	139	3	1,971
Net increase (decrease) in net assets resulting from operations	227	10	2,040
From Variable Life Policy Transactions
Policy owners' net payments	70	—	549
Mortality and expense risk charges	(1)	—	(19)
Cost of insurance and administrative charges	(32)	(2)	(321)
Surrenders	—	—	(230)
Death benefits	—	—	(19)
Net policy loan repayments (withdrawals)	(1)	—	(48)
Transfer (to) from other portfolios	232	—	708
Net increase (decrease) in net assets resulting from variable life policy transactions	268	(2)	620
Total increase (decrease) in net assets	495	8	2,660
Net Assets
Beginning of Year	594	62	5,217
End of Year	$1,089	$70	$7,877
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Investment income	$24	$70	$295
Net realized gain (loss) on investments	65	4	27
Net unrealized appreciation (depreciation) of investments during the period	1,910	1,661	2,524
Net increase (decrease) in net assets resulting from operations	1,999	1,735	2,846
From Variable Life Policy Transactions
Policy owners' net payments	608	360	922
Mortality and expense risk charges	(18)	(18)	(100)
Cost of insurance and administrative charges	(372)	(276)	(669)
Surrenders	(419)	(289)	(540)
Death benefits	(14)	(37)	(217)
Net policy loan repayments (withdrawals)	(19)	30	(87)
Transfer (to) from other portfolios	—	575	422
Net increase (decrease) in net assets resulting from variable life policy transactions	(234)	345	(269)
Total increase (decrease) in net assets	1,765	2,080	2,577
Net Assets
Beginning of Year	6,269	5,273	15,089
End of Year	$8,034	$7,353	$17,666

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
From Operations
Investment income	$—	$100	$17
Net realized gain (loss) on investments	39	80	90
Net unrealized appreciation (depreciation) of investments during the period	1,367	587	625
Net increase (decrease) in net assets resulting from operations	1,406	767	732
From Variable Life Policy Transactions
Policy owners' net payments	322	320	191
Mortality and expense risk charges	(12)	(20)	(8)
Cost of insurance and administrative charges	(170)	(197)	(112)
Surrenders	(132)	(104)	(121)
Death benefits	(5)	(13)	—
Net policy loan repayments (withdrawals)	(37)	(19)	(17)
Transfer (to) from other portfolios	275	262	112
Net increase (decrease) in net assets resulting from variable life policy transactions	241	229	45
Total increase (decrease) in net assets	1,647	996	777
Net Assets
Beginning of Year	3,286	3,630	2,401
End of Year	$4,933	$4,626	$3,178
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
From Operations
Investment income	$42	$52	$2
Net realized gain (loss) on investments	17	16	—
Net unrealized appreciation (depreciation) of investments during the period	(88)	1,373	(1)
Net increase (decrease) in net assets resulting from operations	(29)	1,441	1
From Variable Life Policy Transactions
Policy owners' net payments	402	620	12
Mortality and expense risk charges	(15)	(17)	(1)
Cost of insurance and administrative charges	(177)	(234)	(5)
Surrenders	(25)	(61)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(22)	(30)	—
Transfer (to) from other portfolios	2,277	1,196	175
Net increase (decrease) in net assets resulting from variable life policy transactions	2,440	1,474	181
Total increase (decrease) in net assets	2,411	2,915	182
Net Assets
Beginning of Year	2,379	3,469	26
End of Year	$4,790	$6,384	$208

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA
From Operations
Investment income	$12	$1	$—
Net realized gain (loss) on investments	—	—	(13)
Net unrealized appreciation (depreciation) of investments during the period	146	—	1,121
Net increase (decrease) in net assets resulting from operations	158	1	1,108
From Variable Life Policy Transactions
Policy owners' net payments	104	996	252
Mortality and expense risk charges	(3)	(28)	(9)
Cost of insurance and administrative charges	(51)	(562)	(193)
Surrenders	(3)	(1,333)	(161)
Death benefits	—	(2)	(9)
Net policy loan repayments (withdrawals)	—	(50)	(43)
Transfer (to) from other portfolios	1,053	1,904	(14)
Net increase (decrease) in net assets resulting from variable life policy transactions	1,100	925	(177)
Total increase (decrease) in net assets	1,258	926	931
Net Assets
Beginning of Year	155	6,019	3,134
End of Year	$1,413	$6,945	$4,065
	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
From Operations
Investment income	$90	$89	$585
Net realized gain (loss) on investments	101	168	7
Net unrealized appreciation (depreciation) of investments during the period	2,214	1,987	(607)
Net increase (decrease) in net assets resulting from operations	2,405	2,244	(15)
From Variable Life Policy Transactions
Policy owners' net payments	585	396	901
Mortality and expense risk charges	(29)	(30)	(54)
Cost of insurance and administrative charges	(400)	(311)	(547)
Surrenders	(597)	(480)	(829)
Death benefits	(7)	(150)	(244)
Net policy loan repayments (withdrawals)	(25)	(43)	(59)
Transfer (to) from other portfolios	160	137	980
Net increase (decrease) in net assets resulting from variable life policy transactions	(313)	(481)	148
Total increase (decrease) in net assets	2,092	1,763	133
Net Assets
Beginning of Year	8,273	7,260	11,743
End of Year	$10,365	$9,023	$11,876

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Oppenheimer Global Fund/VA	Invesco VI American Franchise	Invesco VI Comstock
From Operations
Investment income	$206	$18	$514
Net realized gain (loss) on investments	13	60	324
Net unrealized appreciation (depreciation) of investments during the period	3,388	1,340	8,496
Net increase (decrease) in net assets resulting from operations	3,607	1,418	9,334
From Variable Life Policy Transactions
Policy owners' net payments	1,328	264	1,911
Mortality and expense risk charges	(72)	(14)	(187)
Cost of insurance and administrative charges	(643)	(169)	(1,248)
Surrenders	(469)	(119)	(1,093)
Death benefits	(62)	(12)	(215)
Net policy loan repayments (withdrawals)	(43)	(81)	(159)
Transfer (to) from other portfolios	(32)	(28)	(868)
Net increase (decrease) in net assets resulting from variable life policy transactions	7	(159)	(1,859)
Total increase (decrease) in net assets	3,614	1,259	7,475
Net Assets
Beginning of Year	13,271	3,582	26,816
End of Year	$16,885	$4,841	$34,291
	Invesco VI Growth & Income	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II
From Operations
Investment income	$349	$5	$251
Net realized gain (loss) on investments	252	4	26
Net unrealized appreciation (depreciation) of investments during the period	6,045	711	3,352
Net increase (decrease) in net assets resulting from operations	6,646	720	3,629
From Variable Life Policy Transactions
Policy owners' net payments	1,415	205	1,059
Mortality and expense risk charges	(118)	(12)	(117)
Cost of insurance and administrative charges	(888)	(98)	(672)
Surrenders	(877)	(76)	(488)
Death benefits	(196)	(8)	(100)
Net policy loan repayments (withdrawals)	(28)	(13)	(80)
Transfer (to) from other portfolios	624	92	592
Net increase (decrease) in net assets resulting from variable life policy transactions	(68)	90	194
Total increase (decrease) in net assets	6,578	810	3,823
Net Assets
Beginning of Year	19,417	1,934	14,602
End of Year	$25,995	$2,744	$18,425

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II
From Operations
Investment income	$5	$5	$145
Net realized gain (loss) on investments	—	10	(1)
Net unrealized appreciation (depreciation) of investments during the period	166	(10)	(270)
Net increase (decrease) in net assets resulting from operations	171	5	(126)
From Variable Life Policy Transactions
Policy owners' net payments	70	71	343
Mortality and expense risk charges	(3)	(2)	(32)
Cost of insurance and administrative charges	(34)	(13)	(207)
Surrenders	(16)	(50)	(93)
Death benefits	—	—	(78)
Net policy loan repayments (withdrawals)	(2)	(1)	(48)
Transfer (to) from other portfolios	642	(16)	506
Net increase (decrease) in net assets resulting from variable life policy transactions	657	(11)	391
Total increase (decrease) in net assets	828	(6)	265
Net Assets
Beginning of Year	283	324	4,208
End of Year	$1,111	$318	$4,473
	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II
From Operations
Investment income	$20	$6	$—
Net realized gain (loss) on investments	—	—	2
Net unrealized appreciation (depreciation) of investments during the period	282	(7)	44
Net increase (decrease) in net assets resulting from operations	302	(1)	46
From Variable Life Policy Transactions
Policy owners' net payments	212	13	31
Mortality and expense risk charges	(8)	—	—
Cost of insurance and administrative charges	(75)	(6)	(13)
Surrenders	(19)	—	(1)
Death benefits	(4)	—	—
Net policy loan repayments (withdrawals)	(3)	—	—
Transfer (to) from other portfolios	1,009	176	254
Net increase (decrease) in net assets resulting from variable life policy transactions	1,112	183	271
Total increase (decrease) in net assets	1,414	182	317
Net Assets
Beginning of Year	971	12	28
End of Year	$2,385	$194	$345

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
From Operations
Investment income	$19	$93	$762
Net realized gain (loss) on investments	4	71	307
Net unrealized appreciation (depreciation) of investments during the period	(4)	4,802	93
Net increase (decrease) in net assets resulting from operations	19	4,966	1,162
From Variable Life Policy Transactions
Policy owners' net payments	57	732	792
Mortality and expense risk charges	(2)	(106)	(87)
Cost of insurance and administrative charges	(19)	(606)	(564)
Surrenders	(2)	(681)	(563)
Death benefits	(1)	(198)	(212)
Net policy loan repayments (withdrawals)	(2)	(72)	(41)
Transfer (to) from other portfolios	28	(839)	718
Net increase (decrease) in net assets resulting from variable life policy transactions	59	(1,770)	43
Total increase (decrease) in net assets	78	3,196	1,205
Net Assets
Beginning of Year	491	14,516	14,260
End of Year	$569	$17,712	$15,465
	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth
From Operations
Investment income	$62	$—	$150
Net realized gain (loss) on investments	69	606	1,047
Net unrealized appreciation (depreciation) of investments during the period	3,734	411	1,009
Net increase (decrease) in net assets resulting from operations	3,865	1,017	2,206
From Variable Life Policy Transactions
Policy owners' net payments	871	192	457
Mortality and expense risk charges	(100)	(24)	(72)
Cost of insurance and administrative charges	(609)	(129)	(357)
Surrenders	(541)	(61)	(328)
Death benefits	(150)	(47)	(263)
Net policy loan repayments (withdrawals)	(59)	(5)	(14)
Transfer (to) from other portfolios	(438)	(251)	(42)
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,026)	(325)	(619)
Total increase (decrease) in net assets	2,839	692	1,587
Net Assets
Beginning of Year	13,176	2,872	8,119
End of Year	$16,015	$3,564	$9,706

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
From Operations
Investment income	$18	$5	$4
Net realized gain (loss) on investments	91	59	210
Net unrealized appreciation (depreciation) of investments during the period	146	71	202
Net increase (decrease) in net assets resulting from operations	255	135	416
From Variable Life Policy Transactions
Policy owners' net payments	78	40	148
Mortality and expense risk charges	(4)	(2)	(4)
Cost of insurance and administrative charges	(37)	(26)	(56)
Surrenders	(62)	(8)	(15)
Death benefits	(5)	—	—
Net policy loan repayments (withdrawals)	(3)	—	(6)
Transfer (to) from other portfolios	89	30	333
Net increase (decrease) in net assets resulting from variable life policy transactions	56	34	400
Total increase (decrease) in net assets	311	169	816
Net Assets
Beginning of Year	763	428	1,017
End of Year	$1,074	$597	$1,833
	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
From Operations
Investment income	$106	$3	$174
Net realized gain (loss) on investments	58	44	20
Net unrealized appreciation (depreciation) of investments during the period	1,309	395	4,439
Net increase (decrease) in net assets resulting from operations	1,473	442	4,633
From Variable Life Policy Transactions
Policy owners' net payments	456	82	1,312
Mortality and expense risk charges	(29)	(9)	(108)
Cost of insurance and administrative charges	(272)	(75)	(706)
Surrenders	(190)	(65)	(484)
Death benefits	(2)	(56)	(40)
Net policy loan repayments (withdrawals)	(16)	(42)	(22)
Transfer (to) from other portfolios	646	28	331
Net increase (decrease) in net assets resulting from variable life policy transactions	593	(137)	283
Total increase (decrease) in net assets	2,066	305	4,916
Net Assets
Beginning of Year	4,480	1,281	14,683
End of Year	$6,546	$1,586	$19,599

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC
From Operations
Investment income	$32	$53	$60
Net realized gain (loss) on investments	976	177	32
Net unrealized appreciation (depreciation) of investments during the period	1,125	320	(140)
Net increase (decrease) in net assets resulting from operations	2,133	550	(48)
From Variable Life Policy Transactions
Policy owners' net payments	712	141	166
Mortality and expense risk charges	(38)	(15)	(15)
Cost of insurance and administrative charges	(308)	(120)	(119)
Surrenders	(138)	(41)	(85)
Death benefits	(4)	(113)	(3)
Net policy loan repayments (withdrawals)	(14)	(25)	(6)
Transfer (to) from other portfolios	803	(54)	220
Net increase (decrease) in net assets resulting from variable life policy transactions	1,013	(227)	158
Total increase (decrease) in net assets	3,146	323	110
Net Assets
Beginning of Year	5,469	2,045	2,471
End of Year	$8,615	$2,368	$2,581
	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities
From Operations
Investment income	$6	$9	$—
Net realized gain (loss) on investments	5	7	7
Net unrealized appreciation (depreciation) of investments during the period	31	59	611
Net increase (decrease) in net assets resulting from operations	42	75	618
From Variable Life Policy Transactions
Policy owners' net payments	15	20	192
Mortality and expense risk charges	(2)	(2)	(9)
Cost of insurance and administrative charges	(10)	(15)	(81)
Surrenders	—	(10)	(14)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	(12)
Transfer (to) from other portfolios	4	23	126
Net increase (decrease) in net assets resulting from variable life policy transactions	7	16	202
Total increase (decrease) in net assets	49	91	820
Net Assets
Beginning of Year	303	474	1,531
End of Year	$352	$565	$2,351

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
From Operations
Investment income	$863	$146	$—
Net realized gain (loss) on investments	3	1	191
Net unrealized appreciation (depreciation) of investments during the period	946	2,267	670
Net increase (decrease) in net assets resulting from operations	1,812	2,414	861
From Variable Life Policy Transactions
Policy owners' net payments	941	826	235
Mortality and expense risk charges	(89)	(48)	(16)
Cost of insurance and administrative charges	(591)	(413)	(114)
Surrenders	(258)	(162)	(82)
Death benefits	(15)	(13)	—
Net policy loan repayments (withdrawals)	(58)	(63)	(30)
Transfer (to) from other portfolios	1,358	1,270	1
Net increase (decrease) in net assets resulting from variable life policy transactions	1,288	1,397	(6)
Total increase (decrease) in net assets	3,100	3,811	855
Net Assets
Beginning of Year	12,488	7,592	2,222
End of Year	$15,588	$11,403	$3,077
	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
From Operations
Investment income	$20	$139	$299
Net realized gain (loss) on investments	28	(1)	13
Net unrealized appreciation (depreciation) of investments during the period	421	(246)	2,724
Net increase (decrease) in net assets resulting from operations	469	(108)	3,036
From Variable Life Policy Transactions
Policy owners' net payments	187	485	1,108
Mortality and expense risk charges	(4)	(23)	(70)
Cost of insurance and administrative charges	(67)	(233)	(528)
Surrenders	(15)	(296)	(149)
Death benefits	—	(2)	(33)
Net policy loan repayments (withdrawals)	(12)	(15)	(76)
Transfer (to) from other portfolios	121	1,322	105
Net increase (decrease) in net assets resulting from variable life policy transactions	210	1,238	357
Total increase (decrease) in net assets	679	1,130	3,393
Net Assets
Beginning of Year	1,184	4,511	9,690
End of Year	$1,863	$5,641	$13,083
The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2
From Operations
Investment income	$165	$282	$1
Net realized gain (loss) on investments	10	67	—
Net unrealized appreciation (depreciation) of investments during the period	1,314	(256)	(1)
Net increase (decrease) in net assets resulting from operations	1,489	93	—
From Variable Life Policy Transactions
Policy owners' net payments	651	464	9
Mortality and expense risk charges	(40)	(30)	—
Cost of insurance and administrative charges	(299)	(236)	(3)
Surrenders	(82)	(79)	—
Death benefits	(13)	(4)	—
Net policy loan repayments (withdrawals)	(1)	(24)	—
Transfer (to) from other portfolios	231	852	54
Net increase (decrease) in net assets resulting from variable life policy transactions	447	943	60
Total increase (decrease) in net assets	1,936	1,036	60
Net Assets
Beginning of Year	6,153	5,480	14
End of Year	$8,089	$6,516	$74
	Mutual Shares Securities	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II
From Operations
Investment income	$493	$—	$—
Net realized gain (loss) on investments	2	33	25
Net unrealized appreciation (depreciation) of investments during the period	5,134	76	66
Net increase (decrease) in net assets resulting from operations	5,629	109	91
From Variable Life Policy Transactions
Policy owners' net payments	2,148	40	30
Mortality and expense risk charges	(132)	(1)	(1)
Cost of insurance and administrative charges	(1,045)	(13)	(7)
Surrenders	(253)	(1)	(1)
Death benefits	(176)	—	—
Net policy loan repayments (withdrawals)	(172)	(1)	—
Transfer (to) from other portfolios	1,080	202	147
Net increase (decrease) in net assets resulting from variable life policy transactions	1,450	226	168
Total increase (decrease) in net assets	7,079	335	259
Net Assets
Beginning of Year	19,386	190	118
End of Year	$26,465	$525	$377

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
From Operations
Investment income	$4	$9	$30
Net realized gain (loss) on investments	7	—	13
Net unrealized appreciation (depreciation) of investments during the period	(40)	(10)	(197)
Net increase (decrease) in net assets resulting from operations	(29)	(1)	(154)
From Variable Life Policy Transactions
Policy owners' net payments	27	121	151
Mortality and expense risk charges	—	(2)	(5)
Cost of insurance and administrative charges	(8)	(25)	(65)
Surrenders	(4)	(1)	—
Death benefits	(11)	—	(19)
Net policy loan repayments (withdrawals)	(6)	—	(6)
Transfer (to) from other portfolios	(20)	241	531
Net increase (decrease) in net assets resulting from variable life policy transactions	(22)	334	587
Total increase (decrease) in net assets	(51)	333	433
Net Assets
Beginning of Year	247	515	1,347
End of Year	$196	$848	$1,780
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor
From Operations
Investment income	$2	$148	$4
Net realized gain (loss) on investments	—	67	—
Net unrealized appreciation (depreciation) of investments during the period	(1)	(362)	(4)
Net increase (decrease) in net assets resulting from operations	1	(147)	—
From Variable Life Policy Transactions
Policy owners' net payments	55	827	2
Mortality and expense risk charges	(1)	(27)	—
Cost of insurance and administrative charges	(12)	(326)	(3)
Surrenders	(1)	(101)	—
Death benefits	—	(5)	—
Net policy loan repayments (withdrawals)	(7)	(25)	—
Transfer (to) from other portfolios	60	1,839	106
Net increase (decrease) in net assets resulting from variable life policy transactions	94	2,182	105
Total increase (decrease) in net assets	95	2,035	105
Net Assets
Beginning of Year	282	5,937	3
End of Year	$377	$7,972	$108

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2013
(in thousands)

	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Investment income	$2	$14
Net realized gain (loss) on investments	18	82
Net unrealized appreciation (depreciation) of investments during the period	78	266
Net increase (decrease) in net assets resulting from operations	98	362
From Variable Life Policy Transactions
Policy owners' net payments	66	161
Mortality and expense risk charges	(2)	(3)
Cost of insurance and administrative charges	(17)	(51)
Surrenders	—	(2)
Death benefits	—	(1)
Net policy loan repayments (withdrawals)	2	(1)
Transfer (to) from other portfolios	37	303
Net increase (decrease) in net assets resulting from variable life policy transactions	86	406
Total increase (decrease) in net assets	184	768
Net Assets
Beginning of Year	412	848
End of Year	$596	$1,616

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$154	$135	$145
Net realized gain (loss) on investments	115	(128)	162
Net unrealized appreciation (depreciation) of investments during the period	1,611	1,209	766
Net increase (decrease) in net assets resulting from operations	1,880	1,216	1,073
From Variable Life Policy Transactions
Policy owners' net payments	781	513	546
Mortality and expense risk charges	(74)	(35)	(29)
Cost of insurance and administrative charges	(549)	(356)	(401)
Surrenders	(344)	(455)	(359)
Death benefits	(88)	(83)	(103)
Net policy loan repayments (withdrawals)	(54)	(51)	(55)
Transfer (to) from other portfolios	(568)	—	(247)
Net increase (decrease) in net assets resulting from variable life policy transactions	(896)	(467)	(648)
Total increase (decrease) in net assets	984	749	425
Net Assets
Beginning of Year	10,140	5,863	7,622
End of Year	$11,124	$6,612	$8,047
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
From Operations
Investment income	$66	$60	$28
Net realized gain (loss) on investments	(94)	19	(8)
Net unrealized appreciation (depreciation) of investments during the period	717	1,466	376
Net increase (decrease) in net assets resulting from operations	689	1,545	396
From Variable Life Policy Transactions
Policy owners' net payments	426	645	157
Mortality and expense risk charges	(33)	(41)	(18)
Cost of insurance and administrative charges	(306)	(468)	(117)
Surrenders	(384)	(372)	(150)
Death benefits	(55)	(71)	(9)
Net policy loan repayments (withdrawals)	(46)	(81)	—
Transfer (to) from other portfolios	(221)	(301)	(15)
Net increase (decrease) in net assets resulting from variable life policy transactions	(619)	(689)	(152)
Total increase (decrease) in net assets	70	856	244
Net Assets
Beginning of Year	5,560	7,947	2,202
End of Year	$5,630	$8,803	$2,446

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
From Operations
Investment income	$7	$20	$19
Net realized gain (loss) on investments	2	45	—
Net unrealized appreciation (depreciation) of investments during the period	224	213	157
Net increase (decrease) in net assets resulting from operations	233	278	176
From Variable Life Policy Transactions
Policy owners' net payments	226	187	112
Mortality and expense risk charges	(5)	(8)	(3)
Cost of insurance and administrative charges	(81)	(81)	(55)
Surrenders	(14)	(21)	(32)
Death benefits	(1)	(3)	—
Net policy loan repayments (withdrawals)	(7)	(1)	(2)
Transfer (to) from other portfolios	(35)	(8)	67
Net increase (decrease) in net assets resulting from variable life policy transactions	83	65	87
Total increase (decrease) in net assets	316	343	263
Net Assets
Beginning of Year	1,161	1,436	770
End of Year	$1,477	$1,779	$1,033
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
From Operations
Investment income	$3	$2	$—
Net realized gain (loss) on investments	—	—	74
Net unrealized appreciation (depreciation) of investments during the period	30	9	60
Net increase (decrease) in net assets resulting from operations	33	11	134
From Variable Life Policy Transactions
Policy owners' net payments	39	6	143
Mortality and expense risk charges	(1)	—	(2)
Cost of insurance and administrative charges	(22)	(3)	(49)
Surrenders	(9)	—	(26)
Death benefits	—	—	(1)
Net policy loan repayments (withdrawals)	(2)	—	(1)
Transfer (to) from other portfolios	5	(1)	(5)
Net increase (decrease) in net assets resulting from variable life policy transactions	10	2	59
Total increase (decrease) in net assets	43	13	193
Net Assets
Beginning of Year	255	85	687
End of Year	$298	$98	$880

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
From Operations
Investment income	$5	$1	$—
Net realized gain (loss) on investments	—	(3)	15
Net unrealized appreciation (depreciation) of investments during the period	69	9	763
Net increase (decrease) in net assets resulting from operations	74	7	778
From Variable Life Policy Transactions
Policy owners' net payments	51	—	443
Mortality and expense risk charges	—	—	(15)
Cost of insurance and administrative charges	(20)	(2)	(277)
Surrenders	(1)	(1)	(407)
Death benefits	—	(16)	(45)
Net policy loan repayments (withdrawals)	(1)	—	(88)
Transfer (to) from other portfolios	122	—	413
Net increase (decrease) in net assets resulting from variable life policy transactions	151	(19)	24
Total increase (decrease) in net assets	225	(12)	802
Net Assets
Beginning of Year	369	74	4,415
End of Year	$594	$62	$5,217
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Investment income	$47	$44	$403
Net realized gain (loss) on investments	12	87	146
Net unrealized appreciation (depreciation) of investments during the period	865	736	1,009
Net increase (decrease) in net assets resulting from operations	924	867	1,558
From Variable Life Policy Transactions
Policy owners' net payments	593	274	900
Mortality and expense risk charges	(15)	(20)	(98)
Cost of insurance and administrative charges	(351)	(240)	(701)
Surrenders	(313)	(192)	(501)
Death benefits	(115)	(110)	(226)
Net policy loan repayments (withdrawals)	(108)	(59)	(89)
Transfer (to) from other portfolios	340	88	34
Net increase (decrease) in net assets resulting from variable life policy transactions	31	(259)	(681)
Total increase (decrease) in net assets	955	608	877
Net Assets
Beginning of Year	5,314	4,665	14,212
End of Year	$6,269	$5,273	$15,089

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
From Operations
Investment income	$—	$227	$11
Net realized gain (loss) on investments	310	15	167
Net unrealized appreciation (depreciation) of investments during the period	291	185	186
Net increase (decrease) in net assets resulting from operations	601	427	364
From Variable Life Policy Transactions
Policy owners' net payments	287	288	182
Mortality and expense risk charges	(11)	(17)	(9)
Cost of insurance and administrative charges	(161)	(191)	(116)
Surrenders	(314)	(226)	(178)
Death benefits	(7)	—	(24)
Net policy loan repayments (withdrawals)	(55)	(6)	(28)
Transfer (to) from other portfolios	90	40	20
Net increase (decrease) in net assets resulting from variable life policy transactions	(171)	(112)	(153)
Total increase (decrease) in net assets	430	315	211
Net Assets
Beginning of Year	2,856	3,315	2,190
End of Year	$3,286	$3,630	$2,401
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
From Operations
Investment income	$48	$40	$—
Net realized gain (loss) on investments	12	21	1
Net unrealized appreciation (depreciation) of investments during the period	59	310	1
Net increase (decrease) in net assets resulting from operations	119	371	2
From Variable Life Policy Transactions
Policy owners' net payments	205	452	—
Mortality and expense risk charges	(8)	(10)	—
Cost of insurance and administrative charges	(88)	(154)	—
Surrenders	(40)	(58)	—
Death benefits	—	(1)	—
Net policy loan repayments (withdrawals)	(1)	(6)	—
Transfer (to) from other portfolios	773	910	24
Net increase (decrease) in net assets resulting from variable life policy transactions	841	1,133	24
Total increase (decrease) in net assets	960	1,504	26
Net Assets
Beginning of Year	1,419	1,965	—
End of Year	$2,379	$3,469	$26

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA
From Operations
Investment income	$—	$1	$—
Net realized gain (loss) on investments	—	—	(25)
Net unrealized appreciation (depreciation) of investments during the period	5	—	511
Net increase (decrease) in net assets resulting from operations	5	1	486
From Variable Life Policy Transactions
Policy owners' net payments	8	923	279
Mortality and expense risk charges	—	(30)	(9)
Cost of insurance and administrative charges	(4)	(537)	(199)
Surrenders	—	(1,107)	(332)
Death benefits	—	(80)	(9)
Net policy loan repayments (withdrawals)	—	(39)	(41)
Transfer (to) from other portfolios	146	923	(20)
Net increase (decrease) in net assets resulting from variable life policy transactions	150	53	(331)
Total increase (decrease) in net assets	155	54	155
Net Assets
Beginning of Year	—	5,965	2,979
End of Year	$155	$6,019	$3,134
	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
From Operations
Investment income	$54	$69	$617
Net realized gain (loss) on investments	108	230	135
Net unrealized appreciation (depreciation) of investments during the period	914	820	578
Net increase (decrease) in net assets resulting from operations	1,076	1,119	1,330
From Variable Life Policy Transactions
Policy owners' net payments	614	416	754
Mortality and expense risk charges	(31)	(33)	(55)
Cost of insurance and administrative charges	(421)	(321)	(545)
Surrenders	(437)	(427)	(393)
Death benefits	(81)	(98)	(248)
Net policy loan repayments (withdrawals)	(160)	(76)	(84)
Transfer (to) from other portfolios	(68)	(180)	1,152
Net increase (decrease) in net assets resulting from variable life policy transactions	(584)	(719)	581
Total increase (decrease) in net assets	492	400	1,911
Net Assets
Beginning of Year	7,781	6,860	9,832
End of Year	$8,273	$7,260	$11,743

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Invesco Van Kampen VI American Franchise
From Operations
Investment income	$255	$160	$—
Net realized gain (loss) on investments	16	(1,488)	211
Net unrealized appreciation (depreciation) of investments during the period	2,051	1,440	277
Net increase (decrease) in net assets resulting from operations	2,322	112	488
From Variable Life Policy Transactions
Policy owners' net payments	1,318	82	282
Mortality and expense risk charges	(63)	(5)	(17)
Cost of insurance and administrative charges	(631)	(50)	(185)
Surrenders	(589)	(62)	(338)
Death benefits	(84)	(15)	(6)
Net policy loan repayments (withdrawals)	(91)	(2)	(123)
Transfer (to) from other portfolios	472	(936)	(160)
Net increase (decrease) in net assets resulting from variable life policy transactions	332	(988)	(547)
Total increase (decrease) in net assets	2,654	(876)	(59)
Net Assets
Beginning of Year	10,617	876	3,641
End of Year	$13,271	$—	$3,582
	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II
From Operations
Investment income	$447	$287	$—
Net realized gain (loss) on investments	57	85	92
Net unrealized appreciation (depreciation) of investments during the period	3,959	2,130	109
Net increase (decrease) in net assets resulting from operations	4,463	2,502	201
From Variable Life Policy Transactions
Policy owners' net payments	1,921	1,260	205
Mortality and expense risk charges	(174)	(113)	(12)
Cost of insurance and administrative charges	(1,274)	(851)	(99)
Surrenders	(831)	(611)	(85)
Death benefits	(408)	(143)	(2)
Net policy loan repayments (withdrawals)	(145)	(83)	(3)
Transfer (to) from other portfolios	(472)	228	74
Net increase (decrease) in net assets resulting from variable life policy transactions	(1,383)	(313)	78
Total increase (decrease) in net assets	3,080	2,189	279
Net Assets
Beginning of Year	23,736	17,228	1,655
End of Year	$26,816	$19,417	$1,934

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI American Value II	Invesco VI Balanced Risk Allocation II
From Operations
Investment income	$255	$1	$2
Net realized gain (loss) on investments	13	1	1
Net unrealized appreciation (depreciation) of investments during the period	1,361	27	17
Net increase (decrease) in net assets resulting from operations	1,629	29	20
From Variable Life Policy Transactions
Policy owners' net payments	1,041	16	19
Mortality and expense risk charges	(106)	(1)	(1)
Cost of insurance and administrative charges	(686)	(9)	(11)
Surrenders	(324)	—	—
Death benefits	(189)	—	—
Net policy loan repayments (withdrawals)	(29)	—	—
Transfer (to) from other portfolios	(91)	115	159
Net increase (decrease) in net assets resulting from variable life policy transactions	(384)	121	166
Total increase (decrease) in net assets	1,245	150	186
Net Assets
Beginning of Year	13,357	133	138
End of Year	$14,602	$283	$324
	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II
From Operations
Investment income	$127	$11	$—
Net realized gain (loss) on investments	7	1	—
Net unrealized appreciation (depreciation) of investments during the period	(42)	98	1
Net increase (decrease) in net assets resulting from operations	92	110	1
From Variable Life Policy Transactions
Policy owners' net payments	367	96	—
Mortality and expense risk charges	(32)	(4)	—
Cost of insurance and administrative charges	(240)	(30)	—
Surrenders	(110)	(14)	—
Death benefits	(13)	—	—
Net policy loan repayments (withdrawals)	(10)	—	—
Transfer (to) from other portfolios	(97)	194	11
Net increase (decrease) in net assets resulting from variable life policy transactions	(135)	242	11
Total increase (decrease) in net assets	(43)	352	12
Net Assets
Beginning of Year	4,251	619	—
End of Year	$4,208	$971	$12

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Invesco VI Small Cap Equity II	UIF Global Real Estate II	Lord Abbett Growth & Income
From Operations
Investment income	$—	$2	$142
Net realized gain (loss) on investments	—	2	72
Net unrealized appreciation (depreciation) of investments during the period	1	97	1,398
Net increase (decrease) in net assets resulting from operations	1	101	1,612
From Variable Life Policy Transactions
Policy owners' net payments	3	51	817
Mortality and expense risk charges	—	(1)	(110)
Cost of insurance and administrative charges	(1)	(18)	(631)
Surrenders	—	(45)	(290)
Death benefits	—	—	(84)
Net policy loan repayments (withdrawals)	—	(1)	(66)
Transfer (to) from other portfolios	25	97	(119)
Net increase (decrease) in net assets resulting from variable life policy transactions	27	83	(483)
Total increase (decrease) in net assets	28	184	1,129
Net Assets
Beginning of Year	—	307	13,387
End of Year	$28	$491	$14,516
	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities
From Operations
Investment income	$779	$86	$—
Net realized gain (loss) on investments	185	(3)	170
Net unrealized appreciation (depreciation) of investments during the period	618	1,633	193
Net increase (decrease) in net assets resulting from operations	1,582	1,716	363
From Variable Life Policy Transactions
Policy owners' net payments	753	904	214
Mortality and expense risk charges	(97)	(97)	(22)
Cost of insurance and administrative charges	(592)	(642)	(133)
Surrenders	(332)	(365)	(114)
Death benefits	(184)	(65)	(12)
Net policy loan repayments (withdrawals)	(20)	(53)	(8)
Transfer (to) from other portfolios	416	(100)	38
Net increase (decrease) in net assets resulting from variable life policy transactions	(56)	(418)	(37)
Total increase (decrease) in net assets	1,526	1,298	326
Net Assets
Beginning of Year	12,734	11,878	2,546
End of Year	$14,260	$13,176	$2,872

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Lord Abbett Capital Structure	Lord Abbett International Opportunities	Lord Abbett Classic Stock
From Operations
Investment income	$244	$15	$4
Net realized gain (loss) on investments	52	20	—
Net unrealized appreciation (depreciation) of investments during the period	635	101	43
Net increase (decrease) in net assets resulting from operations	931	136	47
From Variable Life Policy Transactions
Policy owners' net payments	505	82	37
Mortality and expense risk charges	(65)	(3)	(2)
Cost of insurance and administrative charges	(383)	(36)	(21)
Surrenders	(174)	(51)	(2)
Death benefits	(39)	—	(1)
Net policy loan repayments (withdrawals)	(12)	(1)	(1)
Transfer (to) from other portfolios	(233)	(24)	90
Net increase (decrease) in net assets resulting from variable life policy transactions	(401)	(33)	100
Total increase (decrease) in net assets	530	103	147
Net Assets
Beginning of Year	7,589	660	281
End of Year	$8,119	$763	$428
	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
From Operations
Investment income	$5	$89	$6
Net realized gain (loss) on investments	14	62	15
Net unrealized appreciation (depreciation) of investments during the period	54	436	150
Net increase (decrease) in net assets resulting from operations	73	587	171
From Variable Life Policy Transactions
Policy owners' net payments	105	445	95
Mortality and expense risk charges	(3)	(27)	(9)
Cost of insurance and administrative charges	(37)	(262)	(76)
Surrenders	(30)	(98)	(39)
Death benefits	—	(27)	—
Net policy loan repayments (withdrawals)	2	(39)	(8)
Transfer (to) from other portfolios	308	67	(28)
Net increase (decrease) in net assets resulting from variable life policy transactions	345	59	(65)
Total increase (decrease) in net assets	418	646	106
Net Assets
Beginning of Year	599	3,834	1,175
End of Year	$1,017	$4,480	$1,281

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
From Operations
Investment income	$181	$28	$60
Net realized gain (loss) on investments	44	432	129
Net unrealized appreciation (depreciation) of investments during the period	1,852	199	110
Net increase (decrease) in net assets resulting from operations	2,077	659	299
From Variable Life Policy Transactions
Policy owners' net payments	1,266	586	137
Mortality and expense risk charges	(94)	(31)	(13)
Cost of insurance and administrative charges	(704)	(260)	(119)
Surrenders	(538)	(218)	(74)
Death benefits	(22)	(5)	(9)
Net policy loan repayments (withdrawals)	(71)	(9)	(17)
Transfer (to) from other portfolios	10	498	74
Net increase (decrease) in net assets resulting from variable life policy transactions	(153)	561	(21)
Total increase (decrease) in net assets	1,924	1,220	278
Net Assets
Beginning of Year	12,759	4,249	1,767
End of Year	$14,683	$5,469	$2,045
	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC
From Operations
Investment income	$55	$6	$9
Net realized gain (loss) on investments	66	5	6
Net unrealized appreciation (depreciation) of investments during the period	8	21	41
Net increase (decrease) in net assets resulting from operations	129	32	56
From Variable Life Policy Transactions
Policy owners' net payments	164	15	21
Mortality and expense risk charges	(14)	(2)	(2)
Cost of insurance and administrative charges	(122)	(10)	(15)
Surrenders	(76)	—	(1)
Death benefits	(45)	—	—
Net policy loan repayments (withdrawals)	(8)	—	—
Transfer (to) from other portfolios	161	4	(20)
Net increase (decrease) in net assets resulting from variable life policy transactions	60	7	(17)
Total increase (decrease) in net assets	189	39	39
Net Assets
Beginning of Year	2,282	264	435
End of Year	$2,471	$303	$474

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
From Operations
Investment income	$—	$733	$110
Net realized gain (loss) on investments	—	1	4
Net unrealized appreciation (depreciation) of investments during the period	120	620	652
Net increase (decrease) in net assets resulting from operations	120	1,354	766
From Variable Life Policy Transactions
Policy owners' net payments	180	895	680
Mortality and expense risk charges	(7)	(77)	(38)
Cost of insurance and administrative charges	(76)	(585)	(355)
Surrenders	(26)	(236)	(252)
Death benefits	(5)	(26)	(43)
Net policy loan repayments (withdrawals)	(4)	(15)	5
Transfer (to) from other portfolios	83	653	728
Net increase (decrease) in net assets resulting from variable life policy transactions	145	609	725
Total increase (decrease) in net assets	265	1,963	1,491
Net Assets
Beginning of Year	1,266	10,525	6,101
End of Year	$1,531	$12,488	$7,592
	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
From Operations
Investment income	$—	$7	$100
Net realized gain (loss) on investments	147	1	—
Net unrealized appreciation (depreciation) of investments during the period	60	159	(30)
Net increase (decrease) in net assets resulting from operations	207	167	70
From Variable Life Policy Transactions
Policy owners' net payments	229	148	339
Mortality and expense risk charges	(13)	(3)	(19)
Cost of insurance and administrative charges	(109)	(53)	(191)
Surrenders	(63)	(26)	(111)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(5)	2	(14)
Transfer (to) from other portfolios	74	205	1,020
Net increase (decrease) in net assets resulting from variable life policy transactions	113	273	1,024
Total increase (decrease) in net assets	320	440	1,094
Net Assets
Beginning of Year	1,902	744	3,417
End of Year	$2,222	$1,184	$4,511

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Bond Securities Fund II
From Operations
Investment income	$175	$160	$303
Net realized gain (loss) on investments	6	5	8
Net unrealized appreciation (depreciation) of investments during the period	1,478	765	365
Net increase (decrease) in net assets resulting from operations	1,659	930	676
From Variable Life Policy Transactions
Policy owners' net payments	1,031	601	399
Mortality and expense risk charges	(56)	(33)	(26)
Cost of insurance and administrative charges	(501)	(284)	(222)
Surrenders	(201)	(160)	(54)
Death benefits	(8)	(11)	—
Net policy loan repayments (withdrawals)	(22)	9	(10)
Transfer (to) from other portfolios	372	430	454
Net increase (decrease) in net assets resulting from variable life policy transactions	615	552	541
Total increase (decrease) in net assets	2,274	1,482	1,217
Net Assets
Beginning of Year	7,416	4,671	4,263
End of Year	$9,690	$6,153	$5,480
	Templeton Developing Markets Sec CL2	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II
From Operations
Investment income	$—	$373	$1
Net realized gain (loss) on investments	—	2	3
Net unrealized appreciation (depreciation) of investments during the period	1	1,970	19
Net increase (decrease) in net assets resulting from operations	1	2,345	23
From Variable Life Policy Transactions
Policy owners' net payments	—	1,952	16
Mortality and expense risk charges	—	(111)	—
Cost of insurance and administrative charges	—	(995)	(5)
Surrenders	—	(353)	(24)
Death benefits	—	(26)	—
Net policy loan repayments (withdrawals)	—	(36)	—
Transfer (to) from other portfolios	13	659	55
Net increase (decrease) in net assets resulting from variable life policy transactions	13	1,090	42
Total increase (decrease) in net assets	14	3,435	65
Net Assets
Beginning of Year	—	15,951	125
End of Year	$14	$19,386	$190

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
From Operations
Investment income	$—	$5	$12
Net realized gain (loss) on investments	6	22	6
Net unrealized appreciation (depreciation) of investments during the period	10	(18)	18
Net increase (decrease) in net assets resulting from operations	16	9	36
From Variable Life Policy Transactions
Policy owners' net payments	17	25	52
Mortality and expense risk charges	—	—	(1)
Cost of insurance and administrative charges	(4)	(9)	(18)
Surrenders	(11)	—	(361)
Death benefits	—	—	(2)
Net policy loan repayments (withdrawals)	—	(8)	1
Transfer (to) from other portfolios	16	6	234
Net increase (decrease) in net assets resulting from variable life policy transactions	18	14	(95)
Total increase (decrease) in net assets	34	23	(59)
Net Assets
Beginning of Year	84	224	574
End of Year	$118	$247	$515
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
From Operations
Investment income	$10	$1	$127
Net realized gain (loss) on investments	66	1	109
Net unrealized appreciation (depreciation) of investments during the period	10	2	217
Net increase (decrease) in net assets resulting from operations	86	4	453
From Variable Life Policy Transactions
Policy owners' net payments	97	33	647
Mortality and expense risk charges	(4)	(1)	(20)
Cost of insurance and administrative charges	(54)	(7)	(259)
Surrenders	(11)	(2)	(458)
Death benefits	—	—	(4)
Net policy loan repayments (withdrawals)	(82)	—	(11)
Transfer (to) from other portfolios	446	104	1,464
Net increase (decrease) in net assets resulting from variable life policy transactions	392	127	1,359
Total increase (decrease) in net assets	478	131	1,812
Net Assets
Beginning of Year	869	151	4,125
End of Year	$1,347	$282	$5,937

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2012
(in thousands)

	PIMCO VIT All Asset Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Investment income	$—	$—	$—
Net realized gain (loss) on investments	—	8	20
Net unrealized appreciation (depreciation) of investments during the period	—	17	55
Net increase (decrease) in net assets resulting from operations	—	25	75
From Variable Life Policy Transactions
Policy owners' net payments	—	63	102
Mortality and expense risk charges	—	(2)	(2)
Cost of insurance and administrative charges	—	(15)	(32)
Surrenders	—	(12)	(22)
Death benefits	—	—	(2)
Net policy loan repayments (withdrawals)	—	—	(1)
Transfer (to) from other portfolios	3	43	247
Net increase (decrease) in net assets resulting from variable life policy transactions	3	77	290
Total increase (decrease) in net assets	3	102	365
Net Assets
Beginning of Year	—	310	483
End of Year	$3	$412	$848

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.  ORGANIZATION

The Protective Variable Life Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies ("Policies") issued by Protective Life. The following is a list of each variable life product funded by the Separate Account:

Premiere I	Survivor
Executive	Provider
Premiere II	Preserver
Premiere II (2003)	Protector
Transitions	Premiere III
Single Premium Plus	Protective Investors Choice VUL

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended.

During the years ended December 31, 2013 and 2012, assets were invested in eighty one subaccounts:

Subaccounts

Goldman Sachs Large Cap Value

Goldman Sachs Strategic International Equity

Goldman Sachs Structured US Equity

Goldman Sachs Structured Small Cap Equity

Goldman Sachs Strategic Growth

Goldman Sachs Mid Cap Value(a)

Goldman Sachs Strategic Growth SC

Goldman Sachs Large Cap Value Fund SC(a)

Goldman Sachs Strategic International Equity SC

Goldman Sachs Structured Small Cap Equity SC

Goldman Sachs Structured US Equity SC

Goldman Sachs VIT Growth Opportunities SC

Goldman Sachs Mid Cap Value SC

Calvert VP SRI Balanced(a)

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Investors Growth Stock IC

MFS VIT Research Bond SC

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC
MFS VIT II International Value SC

Oppenheimer Money Fund/VA

Oppenheimer Discovery Mid Cap Growth Fund/VA(b)

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Fund/VA(b)

Oppenheimer High Income Fund/VA(c)

Invesco VI American Franchise(b)

Invesco VI Comstock(b)

Invesco VI Growth & Income(b)

Invesco VI Mid-Cap Growth II(b)

Invesco VI Equity and Income II(b)

Invesco VI American Value II(b)

Invesco VI Balanced Risk Allocation II(a)

Invesco VI Government Securities II

Invesco VI International Growth II

Invesco VI Global Real Estate II

Invesco VI Small Cap Equity II

UIF Global Real Estate II(a)

Lord Abbett Growth & Income(a)

Lord Abbett Bond Debenture

Lord Abbett Mid Cap Stock

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.  ORGANIZATION — (Continued)

Subaccounts — continued

Lord Abbett Growth Opportunities

Lord Abbett Calibrated Dividend Growth

Lord Abbett International Opportunities(a)

Lord Abbett Classic Stock

Lord Abbett Series Fundamental Equity VC

Fidelity Index 500 Portfolio SC

Fidelity Growth Portfolio SC

Fidelity Contrafund Portfolio SC

Fidelity Mid Cap SC

Fidelity Equity Income SC

Fidelity Investment Grade Bonds SC

Fidelity Freedom Fund - 2015 Maturity SC

Fidelity Freedom Fund - 2020 Maturity SC

Franklin Flex Cap Growth Securities

Franklin Income Securities

Franklin Rising Dividend Securities

Franklin Small-Mid Cap Growth Securities

Franklin Small Cap Value Securities CL 2

Franklin US Government Fund

Templeton Growth Securities

Templeton Foreign Securities

Templeton Global Bond Securities Fund II

Templeton Developing Markets Sec CL2

Mutual Shares Securities

ClearBridge Variable Mid Cap Core II(b)

ClearBridge Variable Small Cap Growth II(b)

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

PIMCO VIT All Asset Advisor

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

(a)  Not available for new policies.

(b)  Fund name changed. See below.

(c)  Fund closed in 2012

Old Fund Name	New Fund Name
Legg Mason ClearBridge Variable Mid Cap Core II	ClearBridge Variable Mid Cap Core II
Legg Mason ClearBridge Variable Small Cap Growth II	ClearBridge Variable Small Cap Growth II
Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Global Securities Fund/VA	Oppenheimer Global Fund/VA
Invesco Van Kampen VI American Franchise	Invesco VI American Franchise
Invesco Van Kampen VI Comstock	Invesco VI Comstock
Invesco Van Kampen VI Growth & Income	Invesco VI Growth & Income
Invesco Van Kampen VI Mid-Cap Growth II	Invesco VI Mid-Cap Growth II
Invesco Van Kampen VI Equity and Income II	Invesco VI Equity and Income II
Invesco Van Kampen VI American Value II	Invesco VI American Value II

Gross premiums from the Policies are allocated to the subaccounts in accordance with policy owner instructions and are recorded as variable life policy transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay policy values under the Policies. The Separate Account's assets are the property of Protective Life and are segregated from Protective Life's other assets.

Policy owners may allocate some or all of applicable gross premiums or transfer some or all of the policy value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2013 was approximately $28.4 million. Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and the Guaranteed Account.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios ("Funds"), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses on Investments

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (the parent company of Protective Life). Under the provisions of the policies, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2013. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the policies.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statement of assets and liabilities and the amounts reported in the statements of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2013 and 2012 were as follows:

(in thousands)	2013			2012
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Large Cap Value	7	(50)	(43)	11	(55)	(44)
Goldman Sachs Strategic International Equity	7	(35)	(28)	19	(48)	(29)
Goldman Sachs Structured US Equity	4	(30)	(26)	7	(35)	(28)
Goldman Sachs Structured Small Cap Equity	3	(13)	(10)	6	(26)	(20)
Goldman Sachs Strategic Growth	6	(29)	(23)	8	(32)	(24)
Goldman Sachs Mid Cap Value	4	(15)	(11)	7	(16)	(9)
Goldman Sachs Strategic Growth SC	16	(10)	6	19	(12)	7
Goldman Sachs Large Cap Value Fund SC	10	(18)	(8)	18	(11)	7
Goldman Sachs Strategic International Equity SC	18	(11)	7	19	(8)	11
Goldman Sachs Structured Small Cap Equity SC	3	(3)	—	10	(9)	1
Goldman Sachs Structured US Equity SC	—	—	—	—	—	—
Goldman Sachs VIT Growth Opportunities SC	15	(5)	10	14	(10)	4
Goldman Sachs Mid Cap Value SC	20	(1)	19	15	(2)	13
Calvert VP SRI Balanced	—	—	—	—	(1)	(1)
MFS Growth Series IC	36	(13)	23	28	(27)	1
MFS Research IC	18	(27)	(9)	32	(30)	2
MFS Investors Trust IC	32	(17)	15	15	(29)	(14)
MFS Total Return IC	32	(39)	(7)	18	(45)	(27)
MFS New Discovery IC	16	(9)	7	11	(17)	(6)
MFS Utilities IC	16	(10)	6	12	(16)	(4)
MFS Investors Growth Stock IC	23	(19)	4	19	(36)	(17)
MFS VIT Research Bond SC	211	(10)	201	84	(14)	70
MFS VIT Value SC	102	(9)	93	101	(13)	88
MFS VIT II Emerging Markets Equity SC	20	(1)	19	3	—	3
MFS VIT II International Value SC	92	(3)	89	15	—	15
Oppenheimer Money Fund/VA	2,216	(1,628)	588	1,398	(1,364)	34
Oppenheimer Discovery Mid Cap Growth Fund/VA	7	(14)	(7)	8	(26)	(18)
Oppenheimer Capital Appreciation Fund/VA	21	(33)	(12)	13	(40)	(27)
Oppenheimer Main Street Fund/VA	18	(40)	(22)	12	(51)	(39)
Oppenheimer Global Strategic Income Fund/VA	53	(49)	4	67	(43)	24

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2013			2012
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Oppenheimer Global Fund/VA	29	(29)	—	45	(32)	13
Oppenheimer High Income Fund/VA	—	—	—	33	(233)	(200)
Invesco VI American Franchise	16	(37)	(21)	24	(108)	(84)
Invesco VI Comstock	26	(102)	(76)	39	(105)	(66)
Invesco VI Growth & Income	69	(68)	1	46	(60)	(14)
Invesco VI Mid-Cap Growth II	30	(19)	11	38	(27)	11
Invesco VI Equity and Income II	54	(47)	7	36	(56)	(20)
Invesco VI American Value II	41	(5)	36	12	(3)	9
Invesco VI Balanced Risk Allocation II	8	(9)	(1)	14	(1)	13
Invesco VI Government Securities II	59	(27)	32	29	(36)	(7)
Invesco VI International Growth II	107	(5)	102	31	(5)	26
Invesco VI Global Real Estate II	16	—	16	1	—	1
Invesco VI Small Cap Equity II	22	—	22	3	—	3
UIF Global Real Estate II	11	(5)	6	15	(8)	7
Lord Abbett Growth & Income	12	(115)	(103)	34	(64)	(30)
Lord Abbett Bond Debenture	58	(53)	5	39	(40)	(1)
Lord Abbett Mid Cap Stock	16	(64)	(48)	38	(62)	(24)
Lord Abbett Growth Opportunities	7	(20)	(13)	15	(17)	(2)
Lord Abbett Calibrated Dividend Growth	13	(39)	(26)	13	(31)	(18)
Lord Abbett International Opportunities	23	(18)	5	10	(13)	(3)
Lord Abbett Classic Stock	8	(6)	2	11	(1)	10
Lord Abbett Series Fundamental Equity VC	32	(7)	25	30	(3)	27
Fidelity Index 500 Portfolio SC	63	(27)	36	55	(52)	3
Fidelity Growth Portfolio SC	9	(20)	(11)	11	(17)	(6)
Fidelity Contrafund Portfolio SC	60	(46)	14	57	(65)	(8)
Fidelity Mid Cap SC	50	(10)	40	45	(17)	28
Fidelity Equity Income SC	7	(21)	(14)	15	(17)	(2)
Fidelity Investment Grade Bonds SC	26	(15)	11	21	(18)	3
Fidelity Freedom Fund - 2015 Maturity SC	1	(1)	—	2	(1)	1
Fidelity Freedom Fund - 2020 Maturity SC	3	(2)	1	1	(2)	(1)
Franklin Flex Cap Growth Securities	21	(6)	15	20	(8)	12
Franklin Income Securities	116	(34)	82	86	(43)	43
Franklin Rising Dividend Securities	119	(28)	91	89	(32)	57
Franklin Small-Mid Cap Growth Securities	28	(27)	1	29	(20)	9
Franklin Small Cap Value Securities CL 2	20	(7)	13	30	(10)	20
Franklin US Government Fund	137	(42)	95	95	(17)	78
Templeton Growth Securities	81	(53)	28	124	(57)	67
Templeton Foreign Securities	72	(38)	34	90	(38)	52
Templeton Global Bond Securities Fund II	77	(24)	53	46	(14)	32
Templeton Developing Markets Sec CL2	7	(1)	6	1	—	1

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2013			2012
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Mutual Shares Securities	166	(58)	108	171	(69)	102
ClearBridge Variable Mid Cap Core II	16	(2)	14	6	(3)	3
ClearBridge Variable Small Cap Growth II	11	(2)	9	2	(1)	1
PIMCO VIT Long-Term US Government Advisor	3	(5)	(2)	4	(3)	1
PIMCO VIT Low Duration Advisor	42	(12)	30	26	(34)	(8)
PIMCO VIT Real Return Advisor	59	(12)	47	48	(18)	30
PIMCO VIT Short-Term Advisor	14	(5)	9	19	(7)	12
PIMCO VIT Total Return Advisor	217	(38)	179	164	(48)	116
PIMCO VIT All Asset Advisor	10	—	10	—	—	—	(a)
Royce Capital Fund Micro-Cap SC	12	(6)	6	10	(4)	6
Royce Capital Fund Small-Cap SC	31	(5)	26	26	(3)	23

(a)  Less than 500 units issued in 2012 — does not round up to 1,000

5.  INVESTMENTS

At December 31, 2013, the investments by the respective subaccounts were as follows:

(in thousands except share data)	2013
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Goldman Sachs Large Cap Value	1,081,608	$12,024	$13,617	$12.59
Goldman Sachs Strategic International Equity	728,065	9,432	7,594	10.43
Goldman Sachs Structured US Equity	615,241	9,000	10,164	16.52
Goldman Sachs Structured Small Cap Equity	476,829	6,567	7,186	15.07
Goldman Sachs Strategic Growth	612,581	7,914	10,806	17.64
Goldman Sachs Mid Cap Value	159,098	2,571	2,966	18.64
Goldman Sachs Strategic Growth SC	116,211	1,223	2,046	17.61
Goldman Sachs Large Cap Value Fund SC	178,891	1,678	2,250	12.58
Goldman Sachs Strategic International Equity SC	129,606	1,051	1,353	10.44
Goldman Sachs Structured Small Cap Equity SC	26,534	220	398	15.00
Goldman Sachs Structured US Equity SC	8,021	71	133	16.55
Goldman Sachs VIT Growth Opportunities SC	159,533	1,086	1,369	8.58
Goldman Sachs Mid Cap Value SC	58,358	905	1,089	18.66
Calvert VP SRI Balanced	34,499	74	70	2.04
MFS Growth Series IC	201,612	5,882	7,877	39.07
MFS Research IC	279,558	5,628	8,034	28.74
MFS Investors Trust IC	245,524	4,888	7,353	29.95
MFS Total Return IC	758,813	14,680	17,787	23.44

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2013
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
MFS New Discovery IC	223,535	$3,456	$4,933	$22.07
MFS Utilities IC	145,106	3,295	4,626	31.88
MFS Investors Growth Stock IC	207,457	2,254	3,178	15.32
MFS VIT Research Bond SC	370,762	4,783	4,790	12.92
MFS VIT Value SC	335,465	4,654	6,384	19.03
MFS VIT II Emerging Markets Equity SC	14,526	209	208	14.29
MFS VIT II International Value SC	65,457	1,263	1,413	21.58
Oppenheimer Money Fund/VA	6,944,599	6,945	6,945	1.00
Oppenheimer Discovery Mid Cap Growth Fund/VA	54,556	3,921	4,065	74.51
Oppenheimer Capital Appreciation Fund/VA	179,070	7,554	10,365	57.88
Oppenheimer Main Street Fund/VA	288,817	6,014	9,023	31.24
Oppenheimer Global Strategic Income Fund/VA	2,207,474	10,976	11,876	5.38
Oppenheimer Global Fund/VA	413,241	11,831	16,885	40.86
Invesco VI American Franchise	95,620	3,563	4,841	50.63
Invesco VI Comstock	1,935,114	23,841	34,348	17.75
Invesco VI Growth & Income	994,652	17,149	26,149	26.29
Invesco VI Mid-Cap Growth II	514,778	1,896	2,744	5.33
Invesco VI Equity and Income II	995,854	13,226	18,443	18.52
Invesco VI American Value II	56,292	916	1,111	19.73
Invesco VI Balanced Risk Allocation II	26,051	303	318	12.20
Invesco VI Government Securities II	389,010	4,534	4,489	11.54
Invesco VI International Growth II	68,376	2,098	2,385	34.88
Invesco VI Global Real Estate II Fund	13,042	200	194	14.90
Invesco VI Small Cap Equity II Fund	13,881	300	345	24.85
UIF Global Real Estate II	60,811	490	569	9.35
Lord Abbett Growth & Income	536,281	12,852	17,826	33.24
Lord Abbett Bond Debenture	1,268,052	14,795	15,610	12.31
Lord Abbett Mid Cap Stock	688,623	13,094	16,134	23.43
Lord Abbett Growth Opportunities	234,297	3,242	3,573	15.25
Lord Abbett Calibrated Dividend Growth	598,114	8,425	9,731	16.27
Lord Abbett International Opportunities	106,551	827	1,074	10.08
Lord Abbett Classic Stock	40,453	444	597	14.77
Lord Abbett Series Fundamental Equity VC	87,151	1,592	1,833	21.03
Fidelity Index 500 Portfolio SC	35,239	4,788	6,546	185.77
Fidelity Growth Portfolio SC	27,829	868	1,586	57.00
Fidelity Contrafund Portfolio SC	572,793	14,706	19,612	34.24
Fidelity Mid Cap SC	238,444	7,203	8,622	36.16
Fidelity Equity Income SC	102,075	2,399	2,368	23.20
Fidelity Investment Grade Bonds SC	210,846	2,624	2,581	12.24
Fidelity Freedom Fund - 2015 Maturity SC	28,396	283	352	12.41

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2013
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Fidelity Freedom Fund - 2020 Maturity SC	44,899	$417	$565	$12.59
Franklin Flex Cap Growth Securities	129,842	1,504	2,351	18.11
Franklin Income Securities	970,183	14,535	15,591	16.07
Franklin Rising Dividend Securities	412,845	7,583	11,403	27.62
Franklin Small-Mid Cap Growth Securities	113,290	2,222	3,077	27.16
Franklin Small Cap Value Securities CL 2	77,395	1,251	1,863	24.07
Franklin US Government Fund	446,090	5,793	5,643	12.65
Templeton Growth Securities	859,583	10,511	13,091	15.23
Templeton Foreign Securities	469,217	6,948	8,089	17.24
Templeton Global Bond Securities Fund II	350,344	6,257	6,516	18.60
Templeton Developing Markets Sec CL2	7,233	73	74	10.19
Mutual Shares Securities	1,224,227	20,769	26,480	21.63
ClearBridge Variable Mid Cap Core II	28,150	425	525	18.65
ClearBridge Variable Small Cap Growth II	16,024	298	377	23.54
PIMCO VIT Long-Term US Government Advisor	19,709	236	196	9.94
PIMCO VIT Low Duration Advisor	79,926	845	848	10.61
PIMCO VIT Real Return Advisor	141,262	1,941	1,780	12.60
PIMCO VIT Short-Term Advisor	36,704	376	377	10.27
PIMCO VIT Total Return Advisor	726,069	8,199	7,972	10.98
PIMCO VIT All Asset Advisor	9,806	111	108	10.98
Royce Capital Fund Micro-Cap SC	46,828	529	596	12.72
Royce Capital Fund Small-Cap SC	117,637	1,291	1,616	13.74

During the year ended December 31, 2013, transactions in shares were as follows:

Fund Name	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Shares purchased	14,143	14,982	7,745	8,477	13,008	4,482
Shares received from reinvestment of dividends and capital gain distributions	132,304	13,008	6,445	60,115	23,834	13,563
Total shares acquired	146,447	27,990	14,190	68,592	36,842	18,045
Shares redeemed	(100,015)	(73,243)	(62,202)	(35,344)	(60,688)	(18,520)
Net increase (decrease) in shares owned	46,432	(45,253)	(48,012)	33,248	(23,846)	(475)
Shares owned, beginning of period	1,035,176	773,318	663,253	443,581	636,427	159,573
Shares owned, end of period	1,081,608	728,065	615,241	476,829	612,581	159,098
Cost of shares acquired (000's)	$1,799	$272	$213	$1,006	$612	$328
Proceeds from sales (000's)	$1,242	$677	$890	$525	$949	$330

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Shares purchased	14,011	9,611	18,637	3,126	297	33,475
Shares received from reinvestment of dividends and capital gain distributions	4,269	21,394	1,984	3,295	66	9,910
Total shares acquired	18,280	31,005	20,621	6,421	363	43,385
Shares redeemed	(8,707)	(17,629)	(11,517)	(3,448)	(439)	(10,777)
Net increase (decrease) in shares owned	9,573	13,376	9,104	2,973	(76)	32,608
Shares owned, beginning of period	106,638	165,515	120,502	23,561	8,097	126,925
Shares owned, end of period	116,211	178,891	129,606	26,534	8,021	159,533
Cost of shares acquired (000's)	$295	$381	$195	$92	$6	$348
Proceeds from sales (000's)	$135	$227	$110	$49	$6	$84
Fund Name	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Shares purchased	16,402	—	29,053	17,644	28,061	41,084
Shares received from reinvestment of dividends and capital gain distributions	4,817	3,288	1,937	1,604	2,625	13,614
Total shares acquired	21,219	3,288	30,990	19,248	30,686	54,698
Shares redeemed	(1,586)	(1,264)	(10,352)	(26,611)	(15,380)	(49,977)
Net increase (decrease) in shares owned	19,633	2,024	20,638	(7,363)	15,306	4,721
Shares owned, beginning of period	38,725	32,475	180,974	286,921	230,218	754,092
Shares owned, end of period	58,358	34,499	201,612	279,558	245,524	758,813
Cost of shares acquired (000's)	$385	$7	$1,028	$475	$817	$1,197
Proceeds from sales (000's)	$29	$3	$342	$668	$409	$1,082
Fund Name	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC
Shares purchased	28,459	19,543	17,889	196,744	96,544	13,002
Shares received from reinvestment of dividends and capital gain distributions	1,747	6,115	7,573	4,702	3,994	163
Total shares acquired	30,206	25,658	25,462	201,446	100,538	13,165
Shares redeemed	(15,702)	(11,928)	(14,618)	(9,531)	(9,008)	(342)
Net increase (decrease) in shares owned	14,504	13,730	10,844	191,915	91,530	12,823
Shares owned, beginning of period	209,031	131,376	196,613	178,847	243,935	1,703
Shares owned, end of period	223,535	145,106	207,457	370,762	335,465	14,526
Cost of shares acquired (000's)	$567	$776	$349	$2,626	$1,696	$189
Proceeds from sales (000's)	$292	$366	$201	$124	$155	$5

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Shares purchased	57,176	3,485,139	2,382	10,257	14,348	253,861
Shares received from reinvestment of dividends and capital gain distributions	594	938	7	1,805	3,257	108,891
Total shares acquired	57,770	3,486,077	2,389	12,062	17,605	362,752
Shares redeemed	(1,375)	(2,560,876)	(5,021)	(16,582)	(31,935)	(234,008)
Net increase (decrease) in shares owned	56,395	925,201	(2,632)	(4,520)	(14,330)	128,744
Shares owned, beginning of period	9,062	6,019,398	57,188	183,590	303,147	2,078,730
Shares owned, end of period	65,457	6,944,599	54,556	179,070	288,817	2,207,474
Cost of shares acquired (000's)	$1,140	$3,486	$146	$612	$470	$1,976
Proceeds from sales (000's)	$27	$2,561	$323	$834	$868	$1,286
Fund Name	Oppenheimer Global Fund/VA	Invesco VI American Franchise	Invesco VI Comstock	Invesco VI Growth & Income	Invesco VI Mid-Cap Growth II	Invesco VI Equity and Income II
Shares purchased	25,804	2,844	41,834	64,416	56,066	68,761
Shares received from reinvestment of dividends and capital gain distributions	5,777	405	31,820	22,785	1,064	14,321
Total shares acquired	31,581	3,249	73,654	87,201	57,130	83,082
Shares redeemed	(26,120)	(6,629)	(164,920)	(63,554)	(36,893)	(59,925)
Net increase (decrease) in shares owned	5,461	(3,380)	(91,266)	23,647	20,237	23,157
Shares owned, beginning of period	407,780	99,000	2,026,380	971,005	494,541	972,697
Shares owned, end of period	413,241	95,620	1,935,114	994,652	514,778	995,854
Cost of shares acquired (000's)	$1,143	$134	$1,175	$2,089	$262	$1,437
Proceeds from sales (000's)	$932	$284	$2,536	$1,520	$166	$1,013
Fund Name	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II
Shares purchased	42,045	8,851	53,806	36,607	12,225	12,470
Shares received from reinvestment of dividends and capital gain distributions	252	1,207	12,469	608	400	99
Total shares acquired	42,297	10,058	66,275	37,215	12,625	12,569
Shares redeemed	(5,106)	(9,774)	(24,198)	(1,550)	(371)	(234)
Net increase (decrease) in shares owned	37,191	284	42,077	35,665	12,254	12,335
Shares owned, beginning of period	19,101	25,767	346,933	32,711	788	1,546
Shares owned, end of period	56,292	26,051	389,010	68,376	13,042	13,881
Cost of shares acquired (000's)	$747	$126	$788	$1,183	$194	$278
Proceeds from sales (000's)	$86	$122	$292	$49	$6	$5

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Stock	Lord Abbett Growth Opportunities	Lord Abbett Calibrated Dividend Growth
Shares purchased	14,090	6,848	109,567	15,359	10,994	19,616
Shares received from reinvestment of dividends and capital gain distributions	2,065	2,852	86,748	2,711	36,797	63,201
Total shares acquired	16,155	9,700	196,315	18,070	47,791	82,817
Shares redeemed	(7,235)	(66,021)	(99,462)	(60,614)	(31,898)	(57,826)
Net increase (decrease) in shares owned	8,920	(56,321)	96,853	(42,544)	15,893	24,991
Shares owned, beginning of period	51,891	592,602	1,171,199	731,167	218,404	573,123
Shares owned, end of period	60,811	536,281	1,268,052	688,623	234,297	598,114
Cost of shares acquired (000's)	$151	$289	$2,454	$383	$719	$1,329
Proceeds from sales (000's)	$72	$1,907	$1,252	$1,249	$492	$941
Fund Name	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
Shares purchased	27,430	7,254	23,930	5,861	2,326	43,180
Shares received from reinvestment of dividends and capital gain distributions	10,401	4,396	10,280	920	67	5,450
Total shares acquired	37,831	11,650	34,210	6,781	2,393	48,630
Shares redeemed	(21,253)	(4,744)	(4,831)	(2,539)	(5,098)	(33,015)
Net increase (decrease) in shares owned	16,578	6,906	29,379	4,242	(2,705)	15,615
Shares owned, beginning of period	89,973	33,547	57,772	30,997	30,534	557,178
Shares owned, end of period	106,551	40,453	87,151	35,239	27,829	572,793
Cost of shares acquired (000's)	$363	$169	$710	$1,180	$116	$1,484
Proceeds from sales (000's)	$204	$70	$97	$429	$251	$1,012
Fund Name	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities
Shares purchased	35,262	5,148	32,202	1,518	2,983	19,486
Shares received from reinvestment of dividends and capital gain distributions	29,366	8,995	7,502	872	1,323	354
Total shares acquired	64,628	14,143	39,704	2,390	4,306	19,840
Shares redeemed	(6,145)	(14,977)	(19,815)	(993)	(1,743)	(5,868)
Net increase (decrease) in shares owned	58,483	(834)	19,889	1,397	2,563	13,972
Shares owned, beginning of period	179,961	102,909	190,957	26,999	42,336	115,870
Shares owned, end of period	238,444	102,075	210,846	28,396	44,899	129,842
Cost of shares acquired (000's)	$2,242	$320	$504	$29	$52	$301
Proceeds from sales (000's)	$214	$347	$253	$12	$21	$94

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
Shares purchased	117,655	73,519	17,173	16,506	138,717	74,258
Shares received from reinvestment of dividends and capital gain distributions	57,824	5,976	7,475	2,300	10,905	22,953
Total shares acquired	175,479	79,495	24,648	18,806	149,622	97,211
Shares redeemed	(34,032)	(17,493)	(16,949)	(6,332)	(42,422)	(47,980)
Net increase (decrease) in shares owned	141,447	62,002	7,699	12,474	107,200	49,231
Shares owned, beginning of period	828,736	350,843	105,591	64,921	338,890	810,352
Shares owned, end of period	970,183	412,845	113,290	77,395	446,090	859,583
Cost of shares acquired (000's)	$2,688	$1,986	$575	$386	$1,923	$1,293
Proceeds from sales (000's)	$534	$443	$412	$131	$543	$639
Fund Name	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Templeton Developing Markets Sec CL2	Mutual Shares Securities	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II
Shares purchased	62,177	72,947	7,032	111,885	15,633	10,443
Shares received from reinvestment of dividends and capital gain distributions	11,132	19,428	87	24,823	1,823	1,102
Total shares acquired	73,309	92,375	7,119	136,708	17,456	11,545
Shares redeemed	(32,308)	(23,509)	(1,210)	(38,931)	(2,322)	(2,377)
Net increase (decrease) in shares owned	41,001	68,866	5,909	97,777	15,134	9,168
Shares owned, beginning of period	428,216	281,478	1,324	1,126,450	13,016	6,856
Shares owned, end of period	469,217	350,344	7,233	1,224,227	28,150	16,024
Cost of shares acquired (000's)	$1,130	$1,728	$72	$2,709	$301	$245
Proceeds from sales (000's)	$518	$431	$12	$762	$42	$52
Fund Name	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor
Shares purchased	3,954	44,347	55,275	14,477	233,575	9,607
Shares received from reinvestment of dividends and capital gain distributions	1,346	812	3,516	200	19,324	329
Total shares acquired	5,300	45,159	58,791	14,677	252,899	9,936
Shares redeemed	(5,575)	(12,999)	(12,065)	(5,412)	(40,820)	(360)
Net increase (decrease) in shares owned	(275)	32,160	46,726	9,265	212,079	9,576
Shares owned, beginning of period	19,984	47,766	94,536	27,439	513,990	230
Shares owned, end of period	19,709	79,926	141,262	36,704	726,069	9,806
Cost of shares acquired (000's)	$57	$480	$798	$151	$2,855	$112
Proceeds from sales (000's)	$65	$138	$166	$56	$456	$4

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

5.  INVESTMENTS — (Continued)

Fund Name	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Shares purchased	14,806	38,780
Shares received from reinvestment of dividends and capital gain distributions	1,447	7,273
Total shares acquired	16,253	46,053
Shares redeemed	(7,293)	(6,144)
Net increase (decrease) in shares owned	8,960	39,909
Shares owned, beginning of period	37,868	77,728
Shares owned, end of period	46,828	117,637
Cost of shares acquired (000's)	$188	$579
Proceeds from sales (000's)	$84	$79

6.  FINANCIAL HIGHLIGHTS

Protective Life sells a number of variable life products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the policy owner's account. These expenses, primarily mortality, expense and administrative charges, are variable in nature and are assessed as a direct reduction in units versus as a reduction in unit value. As such charges are assessed as a reduction in units, there would not be a range of unit values or total return ratios.

The following tables disclose the units, unit fair value, net assets, investment income ratio and total return ratio for each applicable subaccount for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 respectively.

	As of December 31, 2013			For the Year Ended December 31, 2013
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	474	$28.71	$13,579	1.23%	33.23%
Goldman Sachs Strategic International Equity	351	$21.65	$7,577	1.88%	24.20%
Goldman Sachs Structured US Equity	300	$33.93	$10,147	1.14%	37.52%
Goldman Sachs Structured Small Cap Equity	158	$45.38	$7,170	1.00%	35.62%
Goldman Sachs Strategic Growth	285	$37.95	$10,766	0.41%	32.42%
Goldman Sachs Mid Cap Value	117	$25.31	$2,966	0.85%	32.89%
Goldman Sachs Strategic Growth SC	127	$16.06	$2,046	0.17%	32.00%
Goldman Sachs Large Cap Value Fund SC	169	$13.34	$2,250	0.96%	32.93%
Goldman Sachs Strategic International Equity SC	123	$11.00	$1,353	1.68%	23.73%
Goldman Sachs Structured Small Cap Equity SC	22	$18.37	$395	0.75%	35.38%
Goldman Sachs Structured US Equity SC	9	$15.29	$133	0.93%	37.23%
Goldman Sachs VIT Growth Opportunities SC	69	$19.75	$1,369	0.00%	32.20%
Goldman Sachs Mid Cap Value SC	67	$16.34	$1,089	0.73%	32.56%
Calvert VP SRI Balanced	3	$23.28	$70	1.06%	18.00%
MFS Growth Series IC	245	$32.14	$7,877	0.24%	36.85%
MFS Research IC	291	$27.64	$8,034	0.33%	32.28%
MFS Investors Trust IC	280	$26.30	$7,353	1.11%	32.05%
MFS Total Return IC	589	$30.22	$17,666	1.79%	19.05%
MFS New Discovery IC	122	$40.41	$4,933	0.00%	41.52%
MFS Utilities IC	117	$39.53	$4,626	2.38%	20.52%
MFS Investors Growth Stock IC	258	$12.32	$3,178	0.62%	30.29%
MFS VIT Research Bond SC	395	$12.13	$4,790	1.23%	–1.29%
MFS VIT Value SC	351	$18.20	$6,384	1.06%	35.59%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2013			For the Year Ended December 31, 2013
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
MFS VIT II Emerging Markets Equity SC	22	$9.60	$208	2.03%	–5.40%
MFS VIT II International Value SC	104	$13.57	$1,413	1.66%	27.63%
Oppenheimer Money Fund/VA	4,415	$1.57	$6,945	0.01%	0.01%
Oppenheimer Discovery Mid Cap Growth Fund/VA	159	$25.64	$4,065	0.01%	35.98%
Oppenheimer Capital Appreciation Fund/VA	358	$28.99	$10,365	0.98%	29.74%
Oppenheimer Main Street Fund/VA	359	$25.16	$9,023	1.09%	31.77%
Oppenheimer Global Strategic Income Fund/VA	448	$26.52	$11,876	4.97%	–0.13%
Oppenheimer Global Fund/VA	458	$36.87	$16,885	1.38%	27.31%
Invesco VI American Franchise	529	$9.16	$4,841	0.44%	40.14%
Invesco VI Comstock	1,183	$29.04	$34,291	1.67%	35.97%
Invesco VI Growth & Income	1,049	$24.94	$25,995	1.51%	34.08%
Invesco VI Mid-Cap Growth II	273	$10.06	$2,744	0.23%	36.60%
Invesco VI Equity and Income II	768	$24.01	$18,425	1.51%	24.89%
Invesco VI American Value II	55	$20.18	$1,111	0.73%	33.93%
Invesco VI Balanced Risk Allocation II	23	$13.89	$318	1.51%	1.42%
Invesco VI Government Securities II	419	$10.71	$4,473	3.34%	–2.85%
Invesco VI International Growth II	198	$12.05	$2,385	1.30%	18.72%
Invesco VI Global Real Estate II	17	$11.64	$194	5.78%	2.44%
Invesco VI Small Cap Equity II	25	$13.87	$345	0.00%	37.08%
UIF Global Real Estate II	47	$12.17	$569	3.62%	2.63%
Lord Abbett Growth & Income	928	$19.21	$17,712	0.57%	35.90%
Lord Abbett Bond Debenture	633	$24.66	$15,465	5.14%	8.17%
Lord Abbett Mid Cap Stock	728	$22.16	$16,015	0.42%	30.32%
Lord Abbett Growth Opportunities	126	$28.31	$3,564	0.00%	37.08%
Lord Abbett Calibrated Dividend Growth	367	$26.54	$9,706	1.66%	27.93%
Lord Abbett International Opportunities	80	$13.42	$1,074	2.00%	31.70%
Lord Abbett Classic Stock	41	$14.43	$597	1.05%	29.85%
Lord Abbett Series Fundamental Equity VC	102	$17.94	$1,833	0.28%	35.76%
Fidelity Index 500 Portfolio SC	373	$17.56	$6,546	1.99%	32.11%
Fidelity Growth Portfolio SC	108	$14.66	$1,586	0.19%	36.20%
Fidelity Contrafund Portfolio SC	791	$24.79	$19,599	1.02%	31.14%
Fidelity Mid Cap SC	298	$28.89	$8,615	0.46%	36.06%
Fidelity Equity Income SC	127	$18.58	$2,368	2.35%	28.01%
Fidelity Investment Grade Bonds SC	167	$15.50	$2,581	2.41%	–1.89%
Fidelity Freedom Fund - 2015 Maturity SC	25	$13.87	$352	1.79%	14.24%
Fidelity Freedom Fund - 2020 Maturity SC	41	$13.79	$565	1.78%	15.95%
Franklin Flex Cap Growth Securities	143	$16.46	$2,351	0.00%	37.48%
Franklin Income Securities	934	$16.69	$15,588	6.23%	13.94%
Franklin Rising Dividend Securities	666	$17.12	$11,403	1.54%	29.69%
Franklin Small-Mid Cap Growth Securities	180	$17.14	$3,077	0.00%	38.15%
Franklin Small Cap Value Securities CL 2	92	$20.32	$1,863	1.31%	36.24%
Franklin US Government Fund	436	$12.95	$5,641	2.73%	–2.24%
Templeton Growth Securities	926	$14.14	$13,083	2.65%	30.82%
Templeton Foreign Securities	535	$15.11	$8,089	2.34%	22.97%
Templeton Global Bond Securities Fund II	362	$18.01	$6,516	4.75%	1.63%
Templeton Developing Markets Sec CL2	7	$9.92	$74	2.05%	–0.92%
Mutual Shares Securities	1,790	$14.79	$26,465	2.14%	28.26%
ClearBridge Variable Mid Cap Core II	27	$19.73	$525	0.05%	37.05%
ClearBridge Variable Small Cap Growth II	16	$23.33	$377	0.05%	46.62%
PIMCO VIT Long-Term US Government Advisor	16	$12.20	$196	2.27%	–13.04%
PIMCO VIT Low Duration Advisor	75	$11.33	$848	1.30%	–0.23%
PIMCO VIT Real Return Advisor	148	$12.05	$1,780	1.95%	–9.31%
PIMCO VIT Short-Term Advisor	36	$10.61	$377	0.65%	0.47%
PIMCO VIT Total Return Advisor	663	$12.02	$7,972	2.14%	–2.06%
PIMCO VIT All Asset Advisor	10	$10.84	$108	6.87%	0.11%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2013			For the Year Ended December 31, 2013
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Royce Capital Fund Micro-Cap SC	38	$15.72	$596	0.41%	20.65%
Royce Capital Fund Small-Cap SC	89	$18.06	$1,616	1.16%	34.44%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

	As of December 31, 2012			For the Year Ended December 31, 2012
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	517	$21.55	$11,124	1.42%	19.13%
Goldman Sachs Strategic International Equity	379	$17.43	$6,612	2.14%	21.23%
Goldman Sachs Structured US Equity	326	$24.67	$8,047	1.81%	14.46%
Goldman Sachs Structured Small Cap Equity	168	$33.46	$5,630	1.16%	12.83%
Goldman Sachs Strategic Growth	308	$28.66	$8,803	0.69%	19.89%
Goldman Sachs Mid Cap Value	128	$19.05	$2,446	1.19%	18.47%
Goldman Sachs Strategic Growth SC	121	$12.17	$1,477	0.48%	19.63%
Goldman Sachs Large Cap Value Fund SC	177	$10.03	$1,779	1.20%	18.82%
Goldman Sachs Strategic International Equity SC	116	$8.89	$1,033	2.06%	20.89%
Goldman Sachs Structured Small Cap Equity SC	22	$13.57	$298	0.94%	12.51%
Goldman Sachs Structured US Equity SC	9	$11.14	$98	1.64%	14.14%
Goldman Sachs VIT Growth Opportunities SC	59	$14.94	$880	0.00%	19.43%
Goldman Sachs Mid Cap Value SC	48	$12.32	$594	1.10%	18.19%
Calvert VP SRI Balanced	3	$19.73	$62	1.14%	10.51%
MFS Growth Series IC	222	$23.49	$5,217	0.00%	17.39%
MFS Research IC	300	$20.90	$6,269	0.80%	17.27%
MFS Investors Trust IC	265	$19.92	$5,273	0.88%	19.18%
MFS Total Return IC	596	$25.39	$15,089	2.73%	11.26%
MFS New Discovery IC	115	$28.56	$3,286	0.00%	21.22%
MFS Utilities IC	111	$32.80	$3,630	6.67%	13.48%
MFS Investors Growth Stock IC	254	$9.45	$2,401	0.45%	16.97%
MFS VIT Research Bond SC	194	$12.29	$2,379	2.64%	7.06%
MFS VIT Value SC	258	$13.43	$3,469	1.48%	15.88%
MFS VIT II Emerging Markets Equity SC	3	$10.15	$26	0.58%	3.57	%(a)
MFS VIT II International Value SC	15	$10.63	$155	0.48%	6.55	%(a)

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012			For the Year Ended December 31, 2012
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Oppenheimer Money Fund/VA	3,827	$1.57	$6,019	0.01%	0.00%
Oppenheimer Small & Mid Cap Fund/VA	166	$18.85	$3,134	0.00%	16.45%
Oppenheimer Capital Appreciation Fund/VA	370	$22.35	$8,273	0.65%	14.12%
Oppenheimer Main Street Fund/VA	381	$19.10	$7,260	0.95%	16.87%
Oppenheimer Global Strategic Income Fund/VA	444	$26.56	$11,743	5.85%	13.53%
Oppenheimer Global Securites Fund/VA	458	$28.97	$13,271	2.14%	21.26%
Oppenheimer High Income Fund/VA	—	$—	$—	16.97%	12.85	%(b)
Invesco Van Kampen VI American Franchise	550	$6.54	$3,582	0.00%	13.73%
Invesco Van Kampen VI Comstock	1,259	$21.35	$26,816	1.75%	19.23%
Invesco Van Kampen VI Growth & Income	1,048	$18.60	$19,417	1.54%	14.63%
Invesco Van Kampen VI Mid-Cap Growth II	262	$7.37	$1,934	0.00%	11.63%
Invesco Van Kampen VI Equity and Income II	761	$19.23	$14,602	1.81%	12.39%
Invesco Van Kampen VI American Value II	19	$15.07	$283	0.70%	17.08%
Invesco VI Balanced Risk Allocation II	24	$13.70	$324	0.99%	10.64%
Invesco VI Government Securities II	387	$11.02	$4,208	2.98%	2.22%
Invesco VI International Growth II	96	$10.15	$971	1.41%	15.25%
Invesco VI Global Real Estate II	1	$11.37	$12	0.40%	10.93	%(a)
Invesco VI Small Cap Equity II	3	$10.12	$28	0.00%	2.46	%(a)
UIF Global Real Estate II	41	$11.86	$491	0.52%	29.94%
Lord Abbett Growth & Income	1,031	$14.14	$14,516	0.99%	12.09%
Lord Abbett Bond Debenture	628	$22.79	$14,260	5.78%	12.53%
Lord Abbett Mid Cap Stock	776	$17.00	$13,176	0.68%	14.55%
Lord Abbett Growth Opportunities	139	$20.65	$2,872	0.00%	14.10%
Lord Abbett Capital Structure	393	$20.75	$8,119	3.05%	12.46%
Lord Abbett International Opportunities	75	$10.19	$763	2.02%	20.38%
Lord Abbett Classic Stock	39	$11.11	$428	1.24%	15.09%
Lord Abbett Series Fundamental Equity VC	77	$13.21	$1,017	0.64%	10.58%
Fidelity Index 500 Portfolio SC	337	$13.29	$4,480	2.12%	15.81%
Fidelity Growth Portfolio SC	119	$10.76	$1,281	0.49%	14.54%
Fidelity Contrafund Portfolio SC	777	$18.90	$14,683	1.28%	16.31%
Fidelity Mid Cap SC	258	$21.23	$5,469	0.57%	14.75%
Fidelity Equity Income SC	141	$14.52	$2,045	3.12%	17.19%
Fidelity Investment Grade Bonds SC	156	$15.79	$2,471	2.35%	5.77%
Fidelity Freedom Fund - 2015 Maturity SC	25	$12.14	$303	2.00%	12.13%
Fidelity Freedom Fund - 2020 Maturity SC	40	$11.89	$474	1.97%	13.19%
Franklin Flex Cap Growth Securities	128	$11.97	$1,531	0.00%	9.26%
Franklin Income Securities	852	$14.65	$12,488	6.41%	12.65%
Franklin Rising Dividend Securities	575	$13.20	$7,592	1.61%	11.96%
Franklin Small-Mid Cap Growth Securities	179	$12.40	$2,222	0.00%	10.85%
Franklin Small Cap Value Securities CL 2	79	$14.91	$1,184	0.77%	18.39%
Franklin US Government Fund	341	$13.25	$4,511	2.58%	1.89%
Templeton Growth Securities	898	$10.81	$9,690	2.05%	21.07%
Templeton Foreign Securities	501	$12.29	$6,153	2.99%	18.23%
Templeton Global Bond Securities Fund II	309	$17.72	$5,480	6.28%	15.07%
Templeton Developing Markets Sec CL2	1	$10.01	$14	0.00%	2.50	%(a)
Mutual Shares Securities	1,682	$11.53	$19,386	2.10%	14.24%
Legg Mason ClearBridge Variable Mid Cap Core II	13	$14.40	$190	0.75%	17.61%
Legg Mason ClearBridge Variable Small Cap Growth II	7	$15.91	$118	0.12%	18.96%
PIMCO VIT Long-Term US Government Advisor	18	$14.03	$247	2.06%	4.33%
PIMCO VIT Low Duration Advisor	45	$11.36	$515	1.79%	5.75%
PIMCO VIT Real Return Advisor	101	$13.29	$1,347	0.92%	8.64%
PIMCO VIT Short-Term Advisor	27	$10.56	$282	0.78%	2.67%
PIMCO VIT Total Return Advisor	484	$12.28	$5,937	2.47%	9.49%
PIMCO VIT All Asset Advisor	—	$10.82	$3	6.65%	7.18	%(a)(c)

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2012			For the Year Ended December 31, 2012
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Royce Capital Fund Micro-Cap SC	32	$13.03	$412	0.00%	7.45%
Royce Capital Fund Small-Cap SC	63	$13.44	$848	0.03%	12.22%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 1, 2012

(b)  Closed October 26, 2012

(c)  Less than 500 units — does not round up to 1,000

	As of December 31, 2011			For the Year Ended December 31, 2011
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	561	$18.09	$10,140	1.21%	–7.05%
Goldman Sachs Strategic International Equity	408	$14.38	$5,863	3.29%	–15.05%
Goldman Sachs Structured US Equity	354	$21.56	$7,622	1.71%	4.05%
Goldman Sachs Structured Small Cap Equity	188	$29.66	$5,560	0.79%	0.67%
Goldman Sachs Strategic Growth	332	$23.91	$7,947	0.44%	–2.62%
Goldman Sachs Mid Cap Value	137	$16.08	$2,202	0.74%	–6.38%
Goldman Sachs Strategic Growth SC	114	$10.17	$1,161	0.24%	–2.86%
Goldman Sachs Large Cap Value Fund SC	170	$8.44	$1,436	1.12%	–7.27%
Goldman Sachs Strategic International Equity SC	105	$7.36	$770	3.37%	–15.16%
Goldman Sachs Structured Small Cap Equity SC	21	$12.06	$255	0.58%	0.41%
Goldman Sachs Structured US Equity SC	9	$9.76	$85	1.58%	3.90%
Goldman Sachs VIT Growth Opportunities SC	55	$12.51	$687	0.00%	–3.97%
Goldman Sachs Mid Cap Value SC	35	$10.43	$369	0.74%	–6.59%
Calvert VP SRI Balanced	4	$17.85	$74	1.31%	4.56%
MFS Growth Series IC	221	$20.01	$4,415	0.19%	–0.32%
MFS Research IC	298	$17.82	$5,314	0.86%	–0.45%
MFS Investors Trust IC	279	$16.71	$4,665	0.92%	–2.18%
MFS Total Return IC	623	$22.82	$14,212	2.62%	1.77%
MFS New Discovery IC	121	$23.56	$2,856	0.00%	–10.27%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011			For the Year Ended December 31, 2011
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
MFS Utilities IC	115	$28.91	$3,315	3.19%	6.78%
MFS Investors Growth Stock IC	271	$8.08	$2,190	0.54%	0.58%
MFS VIT Research Bond SC	124	$11.48	$1,419	2.68%	6.48%
MFS VIT Value SC	170	$11.59	$1,965	1.36%	–0.47%
Oppenheimer Money Fund/VA	3,793	$1.57	$5,965	0.01%	0.00%
Oppenheimer Small & Mid Cap Fund/VA	184	$16.19	$2,979	0.00%	1.10%
Oppenheimer Capital Appreciation Fund/VA	397	$19.58	$7,781	0.37%	–1.15%
Oppenheimer Main Street Fund/VA	420	$16.34	$6,860	0.86%	–0.01%
Oppenheimer Global Strategic Income Fund/VA	420	$23.39	$9,832	3.35%	0.85%
Oppenheimer Global Securites Fund/VA	445	$23.89	$10,617	1.25%	–8.29%
Oppenheimer High Income Fund/VA	200	$4.37	$876	8.80%	–2.34%
Invesco Van Kampen VI Capital Growth	634	$5.75	$3,641	0.00%	–6.18%
Invesco Van Kampen VI Comstock	1,325	$17.91	$23,736	1.62%	–1.84%
Invesco Van Kampen VI Growth & Income	1,062	$16.22	$17,228	1.27%	–2.01%
Invesco Van Kampen VI Mid-Cap Growth II	251	$6.60	$1,655	0.00%	–9.36%
Invesco Van Kampen VI Equity and Income II	781	$17.11	$13,357	1.75%	–1.30%
Invesco Van Kampen VI Government II	—	$—	$—	12.97%	1.06	%(b)
Invesco Van Kampen VI Global Tactical Asset Alloc II	—	$—	$—	1.42%	3.58	%(b)
Invesco Van Kampen VI International Growth Equity II	—	$—	$—	10.42%	9.47	%(b)
Invesco Van Kampen VI Mid Cap Value II	10	$12.87	$133	0.71%	0.83%
Invesco VI Balanced Risk Allocation II	11	$12.38	$138	0.00%	6.78	%(a)
Invesco VI Government Securities II	394	$10.78	$4,251	0.00%	6.63	%(a)
Invesco VI International Growth II	70	$8.80	$619	0.00%	–15.10	%(a)
UIF Global Real Estate II	34	$9.13	$307	3.43%	–10.15%
Lord Abbett Growth & Income	1,061	$12.61	$13,387	0.72%	–6.08%
Lord Abbett Bond Debenture	629	$20.26	$12,734	5.65%	4.38%
Lord Abbett Mid Cap Value	800	$14.84	$11,878	0.20%	–4.01%
Lord Abbett Growth Opportunities	141	$18.10	$2,546	0.00%	–10.05%
Lord Abbett Capital Structure	411	$18.45	$7,589	2.72%	0.19%
Lord Abbett International Opportunities	78	$8.46	$660	1.11%	–15.72%
Lord Abbett Classic Stock	29	$9.65	$281	0.74%	–8.15%
Lord Abbett Series Fundamental Equity VC	50	$11.95	$599	0.28%	–4.49%
Fidelity Index 500 Portfolio SC	334	$11.48	$3,834	1.99%	1.93%
Fidelity Growth Portfolio SC	125	$9.40	$1,175	0.24%	0.14%
Fidelity Contrafund Portfolio SC	785	$16.25	$12,759	0.93%	–2.64%
Fidelity Mid Cap SC	230	$18.50	$4,249	0.16%	–10.72%
Fidelity Equity Income SC	143	$12.39	$1,767	2.43%	0.86%
Fidelity Investment Grade Bonds SC	153	$14.93	$2,282	3.23%	7.21%
Fidelity Freedom Fund - 2015 Maturity SC	24	$10.82	$264	2.09%	–0.41%
Fidelity Freedom Fund - 2020 Maturity SC	41	$10.50	$435	1.96%	–1.12%
Franklin Flex Cap Growth Securities	116	$10.96	$1,266	0.00%	–4.80%
Franklin Income Securities	809	$13.01	$10,525	5.68%	2.38%
Franklin Rising Dividend Securities	518	$11.79	$6,101	1.52%	6.00%
Franklin Small-Mid Cap Growth Securities	170	$11.19	$1,902	0.00%	–4.83%
Franklin Small Cap Value Securities CL 2	59	$12.60	$744	0.65%	–3.76%
Franklin US Government Fund	263	$13.00	$3,417	3.17%	5.68%
Templeton Growth Securities	831	$8.93	$7,416	1.33%	–6.97%
Templeton Foreign Securities	449	$10.39	$4,671	1.72%	–10.63%
Templeton Global Bond Securities Fund II	277	$15.40	$4,263	5.65%	–0.87%
Mutual Shares Securities	1,580	$10.10	$15,951	2.41%	–1.04%
Legg Mason ClearBridge Variable Mid Cap Core II	10	$12.24	$125	0.00%	–4.14%
Legg Mason ClearBridge Variable Small Cap Growth II	6	$13.37	$84	0.00%	1.01%
PIMCO VIT Long-Term US Government Advisor	17	$13.44	$224	2.58%	27.71%
PIMCO VIT Low Duration Advisor	53	$10.74	$574	1.54%	1.01%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2011			For the Year Ended December 31, 2011
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
PIMCO VIT Real Return Advisor	71	$12.23	$869	1.84%	11.56%
PIMCO VIT Short-Term Advisor	15	$10.28	$151	0.84%	0.41%
PIMCO VIT Total Return Advisor	368	$11.21	$4,125	2.54%	3.50%
Royce Capital Fund Micro-Cap SC	26	$12.13	$310	3.00%	–12.26%
Royce Capital Fund Small-Cap SC	40	$11.97	$483	0.39%	–3.55%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 2, 2011

(b)  Closed April 29, 2011

	As of December 31, 2010			For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	606	$19.46	$11,773	0.81%	11.20%
Goldman Sachs Strategic International Equity	436	$16.92	$7,365	1.53%	10.36%
Goldman Sachs Structured US Equity	385	$20.72	$7,972	1.49%	12.84%
Goldman Sachs Structured Small Cap Equity	213	$29.46	$6,273	0.56%	30.12%
Goldman Sachs Strategic Growth	364	$24.55	$8,937	0.43%	10.74%
Goldman Sachs Mid Cap Value	148	$17.17	$2,546	0.70%	25.00%
Goldman Sachs Strategic Growth SC	95	$10.47	$997	0.23%	10.50%
Goldman Sachs Large Cap Value Fund SC	153	$9.10	$1,390	0.70%	10.89%
Goldman Sachs Strategic International Equity SC	89	$8.67	$768	1.47%	10.09%
Goldman Sachs Structured Small Cap Equity SC	21	$12.01	$258	0.33%	29.86%
Goldman Sachs Structured US Equity SC	9	$9.39	$82	1.28%	12.60%
Goldman Sachs VIT Growth Opportunities SC	21	$13.02	$275	0.00%	19.36%
Goldman Sachs Mid Cap Value SC	8	$11.16	$88	1.84%	8.64	%(a)
Calvert VP SRI Balanced	4	$17.07	$73	1.24%	11.59%
MFS Growth Series IC	233	$20.07	$4,659	0.12%	15.34%
MFS Research IC	293	$17.90	$5,227	0.91%	15.90%
MFS Investors Trust IC	309	$17.09	$5,279	1.19%	11.10%
MFS Total Return IC	656	$22.42	$14,695	2.72%	9.93%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010			For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
MFS New Discovery IC	124	$26.25	$3,251	0.00%	36.34%
MFS Utilities IC	112	$27.07	$3,023	3.17%	13.81%
MFS Investors Growth Stock IC	293	$8.03	$2,355	0.44%	12.47%
MFS VIT Research Bond SC	82	$10.78	$888	1.75%	7.20%
MFS VIT Value SC	84	$11.64	$979	0.58%	11.22%
Oppenheimer Money Fund/VA	3,995	$1.57	$6,284	0.03%	0.03%
Oppenheimer Small & Mid Cap Fund/VA	204	$16.01	$3,257	0.00%	27.46%
Oppenheimer Capital Appreciation Fund/VA	441	$19.81	$8,713	0.18%	9.42%
Oppenheimer Main Street Fund/VA	470	$16.34	$7,625	1.09%	16.11%
Oppenheimer Global Strategic Income Fund/VA	458	$23.19	$10,613	8.31%	14.97%
Oppenheimer Global Securites Fund/VA	448	$26.05	$11,654	1.36%	15.96%
Oppenheimer High Income Fund/VA	201	$4.47	$901	6.18%	14.81%
Invesco Van Kampen VI Capital Growth	749	$6.13	$4,580	0.00%	19.85%
Invesco Van Kampen VI Comstock	1,423	$18.25	$25,936	0.13%	15.98%
Invesco Van Kampen VI Growth & Income	1,091	$16.56	$18,050	0.10%	12.51%
Invesco Van Kampen VI Mid-Cap Growth II	243	$7.28	$1,768	0.00%	27.27%
Invesco Van Kampen VI Equity and Income II	797	$17.33	$13,815	1.98%	12.03%
Invesco Van Kampen VI Government II	325	$12.75	$4,146	0.20%	4.88%
Invesco Van Kampen VI Global Tactical Asset Alloc II	7	$11.19	$83	0.01%	9.32%
Invesco Van Kampen VI International Growth Equity II	63	$8.50	$534	1.37%	9.89%
Invesco Van Kampen VI Mid Cap Value II	4	$12.77	$53	0.74%	22.18%
UIF Global Real Estate II	18	$10.16	$186	8.62%	22.32%
Lord Abbett Growth & Income	1,140	$13.43	$15,312	0.57%	17.41%
Lord Abbett Bond Debenture	660	$19.41	$12,807	6.06%	12.31%
Lord Abbett Mid Cap Value	867	$15.47	$13,383	0.40%	25.43%
Lord Abbett Growth Opportunities	140	$20.12	$2,811	0.00%	22.92%
Lord Abbett Capital Structure	437	$18.41	$8,042	2.90%	14.77%
Lord Abbett International Opportunities	57	$10.04	$569	0.96%	21.22%
Lord Abbett Classic Stock	27	$10.51	$287	0.48%	14.12%
Lord Abbett Series Fundamental Equity VC	22	$12.51	$272	0.66%	19.03%
Fidelity Index 500 Portfolio SC	309	$11.26	$3,455	1.92%	14.91%
Fidelity Growth Portfolio SC	153	$9.38	$1,425	0.18%	24.06%
Fidelity Contrafund Portfolio SC	776	$16.69	$12,939	1.15%	17.11%
Fidelity Mid Cap SC	219	$20.72	$4,544	0.27%	28.70%
Fidelity Equity Income SC	146	$12.28	$1,799	1.72%	15.09%
Fidelity Invest Grade Bonds SC	157	$13.93	$2,193	3.74%	7.68%
Fidelity Freedom Fund - 2015 Maturity SC	23	$10.87	$254	3.13%	13.00%
Fidelity Freedom Fund - 2020 Maturity SC	47	$10.62	$494	2.57%	14.52%
Franklin Flex Cap Growth Securities	94	$11.51	$1,087	0.00%	16.19%
Franklin Income Securities	750	$12.70	$9,526	6.59%	12.67%
Franklin Rising Dividend Securities	445	$11.12	$4,949	1.57%	20.64%
Franklin Small-Mid Cap Growth Securities	156	$11.76	$1,829	0.00%	27.62%
Franklin Small Cap Value Securities CL 2	29	$13.09	$375	0.47%	28.22%
Franklin US Government Fund	237	$12.30	$2,917	3.21%	5.28%
Templeton Growth Securities	749	$9.60	$7,190	1.34%	7.39%
Templeton Foreign Securities	378	$11.63	$4,400	1.89%	8.41%
Templeton Global Bond Securities Fund II	236	$15.54	$3,668	1.39%	14.14%
Mutual Shares Securities	1,423	$10.20	$14,514	1.65%	11.19%
Legg Mason ClearBridge Variable Mid Cap Core II	5	$12.77	$67	0.00%	22.06%
Legg Mason ClearBridge Variable Small Cap Growth II	3	$13.24	$35	0.00%	24.73%
PIMCO VIT Long-Term US Government Advisor	12	$10.53	$129	3.20%	11.50%
PIMCO VIT Low Duration Advisor	15	$10.63	$156	1.75%	5.18%
PIMCO VIT Real Return Advisor	22	$10.96	$240	1.20%	8.00%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010			For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
PIMCO VIT Short-Term Advisor	6	$10.24	$59	0.79%	2.01%
PIMCO VIT Total Return Advisor	184	$10.83	$1,996	2.32%	8.00%
Royce Capital Fund Micro-Cap SC	13	$13.82	$180	4.95%	29.90%
Royce Capital Fund Small-Cap SC	19	$12.41	$238	0.29%	20.26%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date May 3, 2010

	As of December 31, 2009			For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	634	$17.50	$11,080	1.83%	18.32%
Goldman Sachs Strategic International Equity	474	$15.34	$7,269	1.88%	28.69%
Goldman Sachs Structured US Equity	416	$18.36	$7,627	2.11%	21.15%
Goldman Sachs Structured Small Cap Equity	243	$22.64	$5,495	1.21%	27.67%
Goldman Sachs Strategic Growth	405	$22.17	$8,965	0.47%	47.75%
Goldman Sachs Mid Cap Value	160	$13.74	$2,194	1.86%	33.15%
Goldman Sachs Strategic Growth SC	69	$9.48	$655	0.27%	47.50%
Goldman Sachs Large Cap Value Fund SC	116	$8.21	$952	2.52%	17.87%
Goldman Sachs Strategic International Equity SC	67	$7.88	$525	2.59%	28.37%
Goldman Sachs Structured Small Cap Equity SC	26	$9.25	$241	1.53%	27.26%
Goldman Sachs Structured US Equity SC	9	$8.34	$78	3.14%	20.89%
Calvert VP SRI Balanced	6	$15.30	$89	2.18%	25.86%
MFS Growth Series IC	250	$17.40	$4,355	0.31%	37.67%
MFS Research IC	306	$15.44	$4,721	1.47%	30.54%
MFS Investors Trust IC	332	$15.38	$5,109	1.64%	26.90%
MFS Total Return IC	667	$20.40	$13,591	3.52%	18.03%
MFS New Discovery IC	123	$19.26	$2,364	0.00%	63.18%
MFS Utilities IC	130	$23.79	$3,088	5.00%	33.22%
MFS Investors Growth Stock IC	310	$7.14	$2,215	0.71%	39.55%
MFS VIT Research Bond SC	1	$10.06	$9	0.00%	0.41	%(a)
MFS VIT Value SC	1	$10.47	$6	0.00%	6.38	%(a)

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009			For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Oppenheimer Money Fund/VA	4,324	$1.57	$6,796	0.29%	0.32%
Oppenheimer Small & Mid Cap Fund/VA	224	$12.56	$2,810	0.00%	32.61%
Oppenheimer Capital Appreciation Fund/VA	472	$18.10	$8,549	0.32%	44.52%
Oppenheimer Main Street Fund/VA	508	$14.07	$7,143	1.90%	28.29%
Oppenheimer Global Strategic Income Fund/VA	449	$20.17	$9,066	0.50%	18.83%
Oppenheimer Global Securites Fund/VA	417	$22.46	$9,366	2.19%	39.77%
Oppenheimer High Income Fund/VA	211	$3.90	$821	0.00%	25.32%
Van Eck VIP Real Estate	—	$—	$—	0.00%	43.39	%(b)
Invesco Van Kampen VI Capital Growth	824	$5.11	$4,213	0.12%	66.07%
Invesco Van Kampen VI Comstock	1,439	$15.73	$22,640	4.88%	28.78%
Invesco Van Kampen VI Growth & Income	1,090	$14.71	$16,036	4.15%	24.37%
Invesco Van Kampen VI Mid-Cap Growth II	210	$5.72	$1,200	0.00%	56.37%
Invesco Van Kampen VI Equity and Income II	776	$15.47	$12,001	2.80%	22.49%
Invesco Van Kampen VI Government II	308	$12.16	$3,747	6.38%	0.86%
Invesco Van Kampen VI International Growth Equity II	47	$7.73	$360	0.68%	36.54%
Van Kampen Enterprise	—	$—	$—	4.23%	3.14	%(b)
UIF Global Real Estate II	11	$8.30	$93	0.02%	41.42%
Lord Abbett Growth & Income	1,145	$11.44	$13,087	1.07%	18.90%
Lord Abbett Bond Debenture	671	$17.28	$11,586	6.79%	34.31%
Lord Abbett Mid Cap Value	914	$12.33	$11,273	0.52%	26.61%
Lord Abbett Growth Opportunities	145	$16.37	$2,381	0.00%	45.55%
Lord Abbett Capital Structure	453	$16.04	$7,258	3.74%	23.41%
Lord Abbett International Opportunities	42	$8.28	$350	2.74%	47.87%
Lord Abbett Classic Stock	21	$9.21	$193	0.97%	25.50%
Lord Abbett Series Fundamental Equity VC	—	$10.51	$3	0.31%	8.46	%(a)(c)
Fidelity Index 500 Portfolio SC	313	$9.80	$3,072	2.49%	26.48%
Fidelity Growth Portfolio SC	159	$7.56	$1,201	0.34%	28.15%
Fidelity Contrafund Portfolio SC	751	$14.25	$10,699	1.40%	35.66%
Fidelity Mid Cap SC	209	$16.10	$3,362	0.64%	40.01%
Fidelity Equity Income SC	159	$10.67	$1,693	2.42%	30.03%
Fidelity Invest Grade Bonds SC	146	$12.93	$1,884	8.66%	15.67%
Fidelity Freedom Fund - 2015 Maturity SC	9	$9.62	$87	4.17%	25.06%
Fidelity Freedom Fund - 2020 Maturity SC	26	$9.28	$239	3.63%	28.78%
Franklin Flex Cap Growth Securities	73	$9.91	$723	0.00%	32.97%
Franklin Income Securities	684	$11.27	$7,714	8.06%	35.59%
Franklin Rising Dividend Securities	339	$9.22	$3,123	1.39%	17.34%
Franklin Small-Mid Cap Growth Securities	130	$9.21	$1,195	0.00%	43.57%
Franklin Small Cap Value Securities CL 2	—	$10.21	$1	0.00%	7.85	%(a)(c)
Franklin US Government Fund	168	$11.68	$1,965	3.79%	3.09%
Templeton Growth Securities	642	$8.94	$5,738	3.11%	31.10%
Templeton Foreign Securities	312	$10.73	$3,348	2.84%	37.04%
Templeton Global Bond Securities Fund II	186	$13.61	$2,536	13.69%	18.68%
Mutual Shares Securities	1,153	$9.18	$10,584	2.03%	26.05%
PIMCO VIT Total Return Advisor	2	$10.03	$21	0.79%	0.30	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

6.  FINANCIAL HIGHLIGHTS — (Continued)

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to policy owners' accounts and are included in the Statement of Changes in Net Assets. Total returns for periods of less than one year are not annualized.

(a)  Start date November 2, 2009

(b)  Closed April 24, 2009

(c)  Less than 500 units — does not round up to 1,000

7.  EXPENSES

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.	0.000% - 0.075% of policy value per month
Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.	$.01 - $116.13 per thousand of net amount at risk per month or 0.046% to 0.057% of policy value per month up to a maximum of the guaranteed COI.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

7.  EXPENSES — (Continued)

Expense Type	Range
Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.	0.000% - 0.058% of policy value per month
Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$ 0 - $35
Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the policy was purchased and the surrender date.	$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender
Transfer Fee
Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any policy year as a redemption of units.	$ 25
Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8 per month
Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month
Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $0.82 per thousand per month

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

7.  EXPENSES — (Continued)

Expense Type	Range
Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

8.  RELATED PARTY TRANSACTIONS

Policy owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the Policy.

Protective Life offers a loan privilege to certain policy owners. Such policy owners may obtain loans using the Policy as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding were approximately $16.8 million at December 31, 2013.

Investment Distributors, Inc., a wholly owned subsidiary of Protective Life Corporation, is the principal underwriter for the Separate Account.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2013, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 25, 2014

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Revenues
Premiums and policy fees	$2,967,322	$2,799,390	$2,784,134
Reinsurance ceded	(1,387,437)	(1,310,097)	(1,363,914)
Net of reinsurance ceded	1,579,885	1,489,293	1,420,220
Net investment income	1,836,188	1,789,338	1,753,444
Realized investment gains (losses):
Derivative financial instruments	82,161	(227,816)	(155,005)
All other investments	(121,537)	232,836	247,753
Other-than-temporary impairment losses	(10,941)	(67,130)	(62,210)
Portion recognized in other comprehensive income (before taxes)	(11,506)	8,986	14,889
Net impairment losses recognized in earnings	(22,447)	(58,144)	(47,321)
Other income	250,420	230,553	189,494
Total revenues	3,604,670	3,456,060	3,408,585
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2013 — $1,207,781; 2012 — $1,228,897; 2011 — $1,231,405)	2,473,988	2,317,121	2,222,220
Amortization of deferred policy acquisition costs and value of business acquired	154,660	192,183	249,520
Other operating expenses, net of reinsurance ceded: (2013 — $199,079; 2012 — $200,442; 2011 — $203,868)	553,523	487,177	461,570
Total benefits and expenses	3,182,171	2,996,481	2,933,310
Income before income tax	422,499	459,579	475,275
Income tax (benefit) expense
Current	(18,298)	81,006	(4,576)
Deferred	149,195	70,037	156,095
Total income tax expense	130,897	151,043	151,519
Net income	$291,602	$308,536	$323,756

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Net income	$291,602	$308,536	$323,756
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2013 — $(673,302); 2012 — $392,372; 2011 — $400,626)	(1,250,416)	728,692	744,032
Reclassification adjustment for investment amounts included in net income, net of income tax: (2013 — $(15,396); 2012 — $(3,317); 2011 — $(14,646))	(28,594)	(6,163)	(27,213)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2013 — $2,472; 2012 — $16,227; 2011 — $(13,195))	4,591	30,136	(24,506)
Change in accumulated (loss) gain — derivatives, net of income tax: (2013 — $395; 2012 — $1,108; 2011 — $2,382)	734	2,058	4,424
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2013 — $822; 2012 — $1,120; 2011 — $(138))	1,527	2,080	(256)
Total other comprehensive income (loss)	(1,272,158)	756,803	696,481
Total comprehensive income (loss)	$(980,556)	$1,065,339	$1,020,237

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2013 — $33,641,823; 2012 — $26,661,310)	$34,797,757	$29,769,978
Fixed maturities, at amortized cost (fair value: 2013 — $335,676; 2012 — $319,163)	365,000	300,000
Equity securities, at fair value (cost: 2013 — $632,652; 2012 — $371,827)	602,388	373,715
Mortgage loans (2013 and 2012 includes: $627,731 and $765,520 related to securitizations)	5,486,417	4,948,625
Investment real estate, net of accumulated depreciation (2013 — $937; 2012 — $771)	16,873	6,517
Policy loans	1,815,744	865,391
Other long-term investments	424,482	378,821
Short-term investments	133,024	216,787
Total investments	43,641,685	36,859,834
Cash	345,579	269,582
Accrued investment income	461,838	350,804
Accounts and premiums receivable, net of allowance for uncollectible amounts (2013 — $4,211; 2012 — $4,191)	128,115	67,891
Reinsurance receivables	6,008,010	5,682,841
Deferred policy acquisition costs and value of business acquired	3,490,605	3,225,356
Goodwill	80,675	83,773
Property and equipment, net of accumulated depreciation (2013 — $110,080; 2012 — $103,625)	51,071	47,391
Other assets	501,509	343,925
Income tax receivable	12,399	61,952
Assets related to separate accounts
Variable annuity	12,791,438	9,601,417
Variable universal life	783,618	562,817
Total assets	$68,296,542	$57,157,583
Liabilities
Future policy benefits and claims	$29,780,958	$21,626,065
Unearned premiums	1,500,394	1,352,872
Total policy liabilities and accruals	31,281,352	22,978,937
Stable value product account balances	2,559,552	2,510,559
Annuity account balances	11,125,253	10,658,463
Other policyholders' funds	1,214,380	566,985
Other liabilities	944,429	1,210,579
Deferred income taxes	1,060,646	1,783,713
Non-recourse funding obligations	1,495,448	1,446,900
Repurchase program borrowings	350,000	150,000
Liabilities related to separate accounts
Variable annuity	12,791,438	9,601,417
Variable universal life	783,618	562,817
Total liabilities	63,606,116	51,470,370
Commitments and contingencies — Note 12
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2013 and 2012 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,433,258	1,363,258
Retained earnings	2,713,200	2,507,829
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2013 — $290,553; 2012 — $979,251)	539,598	1,818,608
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2013 — $325; 2012 — $(2,147))	603	(3,988)
Accumulated loss — derivatives, net of income tax: (2013 — $(665); 2012 — $(1,883))	(1,235)	(3,496)
Total shareowner's equity	4,690,426	5,687,213
Total liabilities and shareowner's equity	$68,296,542	$57,157,583

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Balance, December 31, 2010	$2	$5,000	$1,361,734	$2,347,537	$357,840	$4,072,113
Net income for 2011				323,756		323,756
Other comprehensive income					696,481	696,481
Comprehensive income for 2011						1,020,237
Dividends paid to the parent company					(215,000)	(215,000)
Balance, December 31, 2011	$2	$5,000	$1,361,734	$2,456,293	$1,054,321	$4,877,350
Net income for 2012				308,536		308,536
Other comprehensive income					756,803	756,803
Comprehensive income for 2012						1,065,339
Capital contributions			1,524			1,524
Dividends paid to the parent company				(257,000)		(257,000)
Balance, December 31, 2012	$2	$5,000	$1,363,258	$2,507,829	$1,811,124	$5,687,213
Net income for 2013				291,602		291,602
Other comprehensive loss					(1,272,158)	(1,272,158)
Comprehensive loss for 2013						(980,556)
Capital contributions			70,000			70,000
Dividends paid to the parent company				(86,231)		(86,231)
Balance, December 31, 2013	$2	$5,000	$1,433,258	$2,713,200	$538,966	$4,690,426

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Cash flows from operating activities
Net income	$291,602	$308,536	$323,756
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	61,823	53,124	(45,427)
Amortization of deferred policy acquisition costs and value of business acquired	154,660	192,183	249,520
Capitalization of deferred policy acquisition costs	(345,885)	(311,960)	(355,033)
Depreciation expense	6,595	7,378	8,616
Deferred income tax	149,195	70,037	107,265
Accrued income tax	70,749	359	(24,683)
Interest credited to universal life and investment products	875,180	962,678	993,574
Policy fees assessed on universal life and investment products	(894,176)	(794,825)	(712,038)
Change in reinsurance receivables	97,523	(140,424)	(28,615)
Change in accrued investment income and other receivables	(34,551)	580	(35,436)
Change in policy liabilities and other policyholders' funds of traditional life and health products	95,421	300,523	15,307
Trading securities:
Maturities and principal reductions of investments	179,180	276,659	283,239
Sale of investments	256,938	454,150	860,474
Cost of investments acquired	(380,836)	(585,618)	(950,051)
Other net change in trading securities	38,999	(56,615)	7,933
Change in other liabilities	(78,240)	(22,009)	(148,801)
Other income — gains on repurchase of non-recourse funding obligations	(15,379)	(29,344)	(35,512)
Other, net	13,679	11,220	118,311
Net cash provided by operating activities	542,477	696,632	632,399
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,094,862	1,169,563	1,396,105
Sale of investments, available-for-sale	3,241,559	2,535,708	2,957,589
Cost of investments acquired, available-for-sale	(5,079,971)	(4,228,755)	(5,155,155)
Change in investments, held-to-maturity	(65,000)	(300,000)	—
Mortgage loans:
New lendings	(583,697)	(346,435)	(484,483)
Repayments	861,562	739,402	446,794
Change in investment real estate, net	(10,356)	4,927	(4,266)
Change in policy loans, net	17,181	14,428	14,190
Change in other long-term investments, net	(231,653)	(123,401)	77,079
Change in short-term investments, net	147,477	(82,282)	122,665
Net unsettled security transactions	7,373	37,169	68,810
Purchase of property and equipment	(10,275)	(6,157)	(17,463)
Payments for business acquisitions, net of cash acquired	(471,714)	—	(209,609)
Net cash used in investing activities	(1,082,652)	(585,833)	(787,744)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	46,000	198,300	(112,200)
Repurchase program borrowings	200,000	150,000	—
Capital contributions from PLC	70,000	—	—
Dividends paid to the parent company	(44,963)	(257,000)	(215,000)
Investment product deposits and change in universal life deposits	3,219,561	3,716,553	4,216,738
Investment product withdrawals	(2,874,426)	(3,818,845)	(3,777,365)
Other financing activities, net	—	—	(24,051)
Net cash provided by (used in) financing activities	616,172	(10,992)	88,122
Change in cash	75,997	99,807	(67,223)
Cash at beginning of period	269,582	169,775	236,998
Cash at end of period	$345,579	$269,582	$169,775

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange "PL". The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 20, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowners' equity.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment and certain derivatives fair values, and other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available for sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held to maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value for fixed maturity, short term, and equity securities, is determined by management after considering and evaluating one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, any remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and rates of prepayments. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon issuer and/or collateral performance and discounted at an estimated market rate. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

During the year ended December 31, 2013, the Company recorded pre-tax other-than-temporary impairments of investments of $10.9 million, of which $7.6 million were related to fixed maturities and $3.3 million were related to equity securities. Credit impairments recorded in earnings during the year ended December 31, 2013, were $22.4 million. During the year ended December 31, 2013, $11.5 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. For more information on impairments, refer to Note 5, Investment Operations.

Investment Products

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or "Codification") Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 21, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

During 2013, the Company began marketing a new FIA product. These products are also deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance and are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these FIA products at fair value. As a result the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 21, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank. Such negative balances are included in other liabilities and were $42.1 million and $96.6 million as of December 31, 2013 and 2012, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

In the first quarter of 2012, the Company adopted ASU No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The objective of this Update is to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. Deferred acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

Based on the Accounting Standards Codification ("ASC" or "Codification") Financial Services-Insurance Topic, the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.13%) the Company expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, using guidance from ASC Investments-Debt and Equity Securities Topic, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flow and earnings of the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The estimated present value of future cash flows used in calculating VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. The Company amortizes VOBA in proportion to gross premiums for traditional life products, in proportion to expected gross profits ("EGPs") for interest sensitive products, including accrued interest credited to account balances of up to approximately 8.75% and in proportion to estimated gross margin for policies within the Closed Block that was acquired as part of the MONY acquisition. VOBA is subject to annual recoverability testing.

Property and Equipment

The Company reports land, buildings, improvements, and equipment at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and equipment consisted of the following:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Home office building	$74,313	$72,587
Data processing equipment	35,789	29,209
Other, principally furniture and equipment	51,049	49,220
	161,151	151,016
Accumulated depreciation	(110,080)	(103,625)
Total property and equipment	$51,071	$47,391

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts, as opposed to solely meeting the needs of the buyer. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2013 and 2012, the Company had $0.2 billion and $0.3 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

As of December 31, 2013, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2014	$555.2
2015-2016	1,294.4
2017-2018	684.1
Thereafter	25.9

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments". For additional information, see Note 22, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed Minimum Withdrawal Benefits

The Company also establishes reserves for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity ("VA") products. The GMWB is valued in accordance with FASB guidance under the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the liability to be recorded at fair value using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 49% to 80%. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Favorable market returns during the year have reduced the likelihood of claims and increased the amount of fees projected to be received. More favorable market conditions at year end 2013 also reduced projected claims. The increase in risk free interest rates has reduced the present value of both claims and fees, but since claims are generally expected later than the fees, the reduction of the present value of claims is greater than the reduction of the present value of fees. As a result of these and other factors, the aggregate GMWB reserve has moved to a net asset position. As of December 31, 2013, our net GMWB asset held was $93.9 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If it is determined that it is more likely than not that impairment exists, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. Additionally, the discount rate used is based on the Company's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows. As of December 31, 2013, the Company performed its annual evaluation of goodwill and determined that no adjustment to impair goodwill was necessary. As of December 31, 2013, we had goodwill of $80.7 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Income Taxes

The results of operations of the Company are included in the consolidated federal and certain state income tax returns of PLC. The Company uses the asset and liability method of accounting for income taxes. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent it can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis (generally without a time limit), and the tax benefit is reflected in future periods when the Company generates taxable income. Income taxes recoverable (payable) are recorded in other assets and other liabilities, respectively, and are settled periodically, per the tax sharing agreement. In general, income tax provisions are based on the income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to net unrealized gains (losses), deferred policy acquisition costs and value of business acquired, and future policy benefits and claims.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company's investment in a VIE refer to Note 5, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

policies, limited payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2013, range from approximately 2.0% to 8.75%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	As of December 31,
	2013		2012	2011
	(Dollars In Thousands)
Balance beginning of year	$326,633		$312,799	$299,971
Less: reinsurance	155,341		161,450	156,932
Net balance beginning of year	171,292		151,349	143,039
Incurred related to:
Current year	698,028		702,555	653,525
Prior year	68,396		62,926	65,269
Total incurred	766,424		765,481	718,794
Paid related to:
Current year	682,877		664,744	639,118
Prior year	85,146		80,794	76,424
Total paid	768,023		745,538	715,542
Other changes:
Acquisition and reserve transfers	47,255	(1)	—	5,058
Net balance end of year	216,948		171,292	151,349
Add: reinsurance	117,502		155,341	161,450
Balance end of year	$334,450		$326,633	$312,799

(1)  This amount represents the net liability, before reinsurance, for unpaid claims as of December 31, 2013 for MONY Life Insurance Company. The claims activity from the acquisition date of October 1, 2013 through December 31, 2013 for MONY Life Insurance Company is not reflected in this chart.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 2.0% to 7.0% and investment products ranged from 0.2% to 7.9% in 2013.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 49% — 80%. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB as of December 31, 2013, are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2013, the GMDB was $13.6 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. Reinsurance allowances received are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period. Commission and expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance topic.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Reinsurance Allowances — The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and may or may not bear a relationship to the amount and incidence of expenses actually paid by the ceding company. Many of the Company's reinsurance treaties do, in fact, have ultimate renewal allowances that exceed the direct ultimate expenses. Additionally, allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. As a result, first year expenses paid by the Company may be higher than first year allowances paid by the reinsurer, and reinsurance allowances may be higher in later years than renewal expenses paid by the Company.

The Company recognizes allowances according to the prescribed schedules in the reinsurance contracts, which may or may not bear a relationship to actual expenses incurred by the Company. A portion of these allowances is deferred while the non-deferrable allowances are recognized immediately as a reduction of other operating expenses. The Company's practice is to defer reinsurance allowances in excess of the ultimate allowance. This practice is consistent with the Company's practice of capitalizing direct expenses. While the recognition of reinsurance allowances is consistent with GAAP, in some cases non-deferred reinsurance allowances may exceed non-deferred direct costs, which may cause net other operating expenses to be negative.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined by the reinsurer and set by the individual contract of each treaty during the initial negotiation of each such contract. Ultimate reinsurance allowances and other treaty provisions are listed within each treaty and will differ between agreements since each reinsurance contract is separately negotiated. The Company uses the ultimate reinsurance allowances set by the reinsurers and contained within each treaty agreement to complete its accounting responsibilities.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. The amortization pattern varies with changes in estimated gross profits arising from the allowances. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts capitalized. Non-deferred reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

ASU No. 2011-11 — Balance Sheet — Disclosures about Offsetting Assets and Liabilities. This Update contains new disclosure requirements regarding the nature of an entity's rights of offset and related arrangements associated with its financial and derivative instruments. The new disclosures are designed to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards ("IFRSs"). Generally, it is more difficult to qualify for offsetting under IFRSs than it is under GAAP. As a result, entities with significant financial instrument and derivative portfolios that report under IFRSs typically present positions on their balance sheets that are significantly larger than those of entities with similarly sized portfolios whose financial statements are prepared in accordance with GAAP. To facilitate comparison between financial statements prepared under GAAP and IFRSs, the new disclosures will give financial statement users information about both gross and net exposures. In January 2013, the FASB issued ASU No. 2013-01, which clarifies that application of ASU No. 2011-11 is limited to certain derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Both Updates were effective January 1, 2013. Neither Update had an impact on the Company's results of operations or financial position. See Note 23, Offsetting of Assets and Liabilities for additional information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2012-02 — Intangibles — Goodwill and Other — Testing Indefinite-Lived Intangible Assets for Impairment. This Update is intended to reduce the complexity and cost of performing an impairment test for indefinite-lived intangible assets by allowing an entity the option to make a qualitative evaluation about the likelihood of impairment prior to the quantitative calculation required by current guidance. Under the amendments to Topic 350, an entity has the option to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test. If an entity determines it is not more likely than not that impairment exists, quantitative impairment testing is not required. However, if an entity concludes otherwise, the impairment test outlined in current guidance is required to be completed. The Update does not change the current requirement that indefinite-lived intangible assets be reviewed for impairment at least annually. This Update was effective January 1, 2013. This Update did not have an impact on the Company's results of operations or financial position. See Note 8, Goodwill.

ASU No. 2013-02 — Comprehensive Income — Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The amendments in this Update supersede the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU No. 2011-05, Comprehensive Income — Presentation of Comprehensive Income, and ASU No. 2011-12, Comprehensive Income — Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, for all entities. The amendments do not change the current requirements for reporting net income or other comprehensive income in financial statements. The Update requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income if the amount being reclassified is required under GAAP to be reclassified in its entirety to net income. For other amounts that are not required under GAAP to be reclassified in their entirety in the same reporting period, an entity is required to cross-reference other disclosures required under GAAP that provide additional detail about those amounts. The Company has added the Accumulated Other Comprehensive Income footnote to disclose the required information beginning in 2013. This Update was effective January 1, 2013. This Update did not have an impact on the Company's results of operations or financial position.

ASU No. 2013-10 — Derivatives and Hedging — Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes. This Update provides for the inclusion of the Fed Funds Effective Swap Rate as a U.S. benchmark interest rate for hedge accounting purposes, in addition to U.S. Treasury rates and LIBOR. The amendments in the Update also remove the restriction on using different benchmark rates for similar hedges. The amendments are effective prospectively for transactions entered into on or after July 17, 2013. The Company has and will continue to consider this additional benchmark rate.

ASU No. 2013-11 — Income Taxes — Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or A Tax Credit Carryforward Exists. The objective of this Update is to eliminate diversity in practice related to the presentation of certain unrecognized tax benefits. The Update provides that unrecognized tax benefits should be presented as a reduction of a deferred tax asset for a net operating loss or other tax credit carry forward when settlement in this manner is available under the tax law. The amendments are effective for annual periods beginning after December 15, 2013 and interim periods therein, with early adoption permitted.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company elected to adopt the guidance in this Update for the annual period ending December 31, 2013. The Update did not have an impact on the Company's results of operations or financial position.

3.  SIGNIFICANT ACQUISITIONS

On October 1, 2013 the Company completed the acquisition contemplated by the master agreement (the "Master Agreement") dated April 10, 2013. Pursuant to that Master Agreement with AXA Financial, Inc. ("AXA") and AXA Equitable Financial Services, LLC ("AEFS"), the Company acquired the stock of MONY Life Insurance Company ("MONY") from AEFS and entered into a reinsurance agreement (the "Reinsurance Agreement") pursuant to which it reinsured on a 100% indemnity reinsurance basis certain business (the "MLOA Business") of MONY Life Insurance Company of America ("MLOA"). The aggregate purchase price of MONY was $686 million. The ceding commission for the reinsurance of the MLOA Business was $370 million. Together, the purchase of MONY and reinsurance of the MLOA Business are hereto referred to as (the "MONY acquisition"). The MONY acquisition allowed the Company to invest its capital and increase the scale of its Acquisitions segment. The MONY acquisition business is comprised of traditional and universal life insurance policies and fixed and variable annuities, most of which were written prior to 2004.

The MONY acquisition was accounted for under the acquisition method of accounting under ASC Topic 805. Based on SEC Regulation 210.11-01, the Company considered the reinsurance of the MLOA Business, together with the acquisition of MONY, as a business combination since there is a continuity of business operations related to MONY and the related reinsured MLOA Business such as physical facilities and employee base. In addition, the Company considered SEC Reporting Manual 2010.6 which states "reinsurance transactions may also be deemed the acquisition of a business because the right to receive future premiums generally indicates continuity of historical revenues".

In accordance with ASC 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. The MONY acquisition will be subject to customary post-closing adjustments as the Company finalizes the determination and analysis of assets acquired and liabilities assumed. The following table summarizes the consideration paid for the acquisition and the preliminary determination of the fair value of assets acquired and liabilities assumed at the acquisition date:

Fair Value As of October 1, 2013
(Dollars In Thousands)
Assets
Fixed maturities, at fair value	$6,550,691
Equity securities, at fair value	108,413
Mortgage loans	823,340
Policy loans	967,534
Short-term investments	130,963
Total investments	8,580,941

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS — (Continued)

Fair Value As of October 1, 2013
(Dollars In Thousands)
Cash	$213,861
Accrued investment income	114,656
Accounts and premiums receivable, net of allowance for uncollectible amounts	29,031
Reinsurance receivables	422,692
Value of business acquired	219,751
Other assets	30,139
Income tax receivable	21,196
Deferred income taxes	168,916
Separate account assets	195,452
Total assets	$9,996,635
Liabilities
Future policy and benefit claims	$7,654,969
Unearned premiums	3,066
Total policy liabilities and accruals	7,658,035
Annuity account balances	752,163
Other policyholders' funds	636,034
Other liabilities	66,936
Non-recourse funding obligation	2,548
Separate account liabilities	195,344
Total liabilities	9,311,060
Net assets acquired	$685,575

Included in the amounts above, are liabilities related to certain non-qualified pension and deferred compensation plans ("MONY Benefits Plans") and supporting trust assets. Through an indemnification agreement within the Master Agreement, at the end of each calendar year, to the extent the supporting trust assets are less than the MONY Benefit Plan liabilities, AXA will pay MONY an amount equal to the shortfall. As of December 31, 2013, the MONY Benefit Plans had a total liability balance of $8.1 million and the supporting trust assets had a total balance of $8.6 million.

During the year ended December 31, 2013, the Company incurred $18.3 million of expenses related to the MONY acquisition. These expenses are included in the Company's other operating expenses.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISITIONS — (Continued)

The following (unaudited) pro forma condensed consolidated results of operations assumes that the aforementioned acquisition was completed as of January 1, 2012:

	Unaudited For The Year Ended December 31,
	2013		2012
	(Dollars In Thousands)
Revenue	$4,245,388	(1)	$4,330,935
Net income	325,783	(2)	365,204

(1)  Includes $203.8 million of revenue recognized in the Company's net income for the year ended December 31, 2013.

(2)  Includes $27.9 million of pre-tax net income recognized by the Company for the year ended December 31, 2013.

4.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the MONY acquisition as discussed in Note 3, Significant Acquisitions.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income (loss) ("AOCI")) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company has developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Closed Block from the acquisition date through December 31, 2013 is as follows:

As of December 31, 2013
(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders' account balances and other	$6,274,719
Policyholder dividend obligation	190,494
Other liabilities	1,259
Total closed block liabilities	6,466,472
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,109,142
Equity securities, available-for-sale, at fair value	5,223
Mortgage loans on real estate	594,884
Policy loans	802,013
Cash and other invested assets	140,577
Other assets	207,265
Total closed block assets	5,859,104
Excess of reported closed block liabilities over closed block assets	607,368
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of deferred tax benefit of $1,074 and net of policyholder dividend obligation of $12,720	(1,994)
Future earnings to be recognized from closed block assets and closed block liabilities	$605,374

Reconciliation of the policyholder dividend obligation from the acquisition date through December 31, 2013 is as follows:

For The Period Ended December 31, 2013
(Dollars In Thousands)
Policyholder dividend obligation, at acquisition date	$213,350
Applicable to net revenue (losses)	(10,136)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(12,720)
Policyholder dividend obligation, end of period	$190,494

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Closed Block revenues and expenses from the acquisition date through December 31, 2013 are as follows:

For The Period Ended December 31, 2013
(Dollars In Thousands)
Revenues
Premiums and other income	$64,171
Net investment income (loss)	51,141
Net investment gains (losses)	9,252
Total revenues	124,564
Benefits and other deductions
Benefits and settlement expenses	113,564
Other operating expenses	548
Total benefits and other deductions	114,112
Net revenues before income taxes	10,452
Income tax expense	3,658
Net revenues	$6,794

5.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Fixed maturities	$1,508,924	$1,453,018	$1,414,965
Equity securities	26,735	20,740	20,595
Mortgage loans	333,093	349,845	336,541
Investment real estate	3,555	3,289	3,458
Short-term investments	72,433	62,887	72,137
	1,944,740	1,889,779	1,847,696
Other investment expenses	108,552	100,441	94,252
Net investment income	$1,836,188	$1,789,338	$1,753,444

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

Net realized investment gains (losses) for all other investments are summarized as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Fixed maturities	$63,161	$67,669	$80,044
Equity securities	3,276	(45)	9,136
Impairments on fixed maturity securities	(19,100)	(58,144)	(47,321)
Impairments on equity securities	(3,347)	—	—
Modco trading portfolio	(178,134)	177,986	164,224
Other investments	(9,840)	(12,774)	(5,651)
Total realized gains (losses) — investments	$(143,984)	$174,692	$200,432

For the year ended December 31, 2013, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $72.6 million and gross realized losses were $27.9 million, including $21.7 million of impairment losses. For the year ended December 31, 2012, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $73.2 million and gross realized losses were $60.3 million, including $54.7 million of impairment losses. For the year ended December 31, 2011, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $104.5 million and gross realized losses were $62.0 million, including $46.6 million of impairment losses.

For the year ended December 31, 2013, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.3 billion. The gain realized on the sale of these securities was $72.6 million. For the year ended December 31, 2012, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.6 billion. The gain realized on the sale of these securities was $73.2 million. For the year ended December 31, 2011, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.2 billion. The gain realized on the sale of these securities was $104.5 million.

For the year ended December 31, 2013, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $398.2 million. The loss realized on the sale of these securities was $6.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2012, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $38.0 million. The loss realized on the sale of these securities was $5.6 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

For the year ended December 31, 2011, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $263.1 million. The loss realized on the sale of these securities was $15.3 million. The Company made the decision to exit these holdings in order to reduce its European financial exposure.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
2013
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,435,349	$34,255	$(24,536)	$1,445,068	$979
Commercial mortgage-backed securities	963,461	26,900	(19,705)	970,656	—
Other asset-backed securities	926,396	15,135	(69,548)	871,983	(51)
U.S. government-related securities	1,529,818	32,150	(54,078)	1,507,890	—
Other government-related securities	49,171	2,257	(1)	51,427	—
States, municipals, and political subdivisions	1,315,457	103,663	(8,291)	1,410,829	—
Corporate bonds	24,623,681	1,509,546	(391,813)	25,741,414	—
	30,843,333	1,723,906	(567,972)	31,999,267	928
Equity securities	611,473	6,068	(36,332)	581,209	—
Short-term investments	80,582	—	—	80,582	—
	$31,535,388	$1,729,974	$(604,304)	$32,661,058	$928
2012
Fixed maturities:
Bonds
Residential mortgage-backed securities	$1,766,260	$92,417	$(19,347)	$1,839,330	$(406)
Commercial mortgage-backed securities	797,844	72,577	(598)	869,823	—
Other asset-backed securities	1,023,649	12,788	(61,424)	975,013	(241)
U.S. government-related securities	1,097,501	71,536	(591)	1,168,446	—
Other government-related securities	93,565	7,258	(45)	100,778	—
States, municipals, and political subdivisions	1,188,019	255,898	(264)	1,443,653	—
Corporate bonds	17,687,164	2,726,858	(48,395)	20,365,627	(5,488)
	23,654,002	3,239,332	(130,664)	26,762,670	(6,135)
Equity securities	352,272	11,881	(9,993)	354,160	—
Short-term investments	97,852	—	—	97,852	—
	$24,104,126	$3,251,213	$(140,657)	$27,214,682	$(6,135)

(1)  These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, 2013 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI
2013
Fixed maturities:
Other	$365,000	$—	$(29,324)	$335,676	$—
	$365,000	$—	$(29,324)	$335,676	$—
2012
Fixed maturities:
Other	$300,000	$19,163	$—	$319,163	$—
	$300,000	$19,163	$—	$319,163	$—

During the year ended December 31, 2013, the Company did not record any other-than-temporary impairments on held-to-maturity securities. The Company's held-to-maturity securities had gross unrecognized holding losses of $29.3 million. The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings, financial health of the issuer, continued access of the issuer to capital markets and other pertinent information.

As of December 31, 2013 and 2012, the Company had an additional $2.8 billion and $3.0 billion of fixed maturities, $21.2 million and $19.6 million of equity securities, and $52.4 million and $118.9 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2013, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-Sale		Held-to-Maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Due in one year or less	$1,016,111	$1,033,834	$—	$—
Due after one year through five years	4,980,915	5,244,978	—	—
Due after five years through ten years	9,074,051	9,323,440	—	—
Due after ten years	15,772,256	16,397,015	365,000	335,676
	$30,843,333	$31,999,267	$365,000	$335,676

During the year ended December 31, 2013, the Company recorded pre-tax other-than-temporary impairments of investments of $10.9 million, of which $7.6 million were related to fixed maturities and $3.3 million were related to equity securities. Credit impairments recorded in earnings during the year ended December 31, 2013, were $22.4 million. During the year ended December 31, 2013, $11.5 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. There were no other-than-temporary impairments related to fixed maturities or equity

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2013.

During the year ended December 31, 2012, the Company recorded pre-tax other-than-temporary impairments of investments of $67.1 million all of which were related to fixed maturities. Of the $67.1 million of impairments for the year ended December 31, 2012, $58.1 million was recorded in earnings and $9.0 million was recorded in other comprehensive income (loss). There were no impairments related to equity securities. For the year ended December 31, 2012, there were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell.

During the year ended December 31, 2011, the Company recorded pre-tax other-than-temporary impairments of investments of $62.2 million all of which were related to fixed maturities. Of the $62.2 million of impairments for the year ended December 31, 2011, $47.3 million was recorded in earnings and $14.9 million was recorded in other comprehensive income (loss). For the year ended December 31, 2011, there were no impairments related to equity securities. For the year ended December 31, 2011, pre-tax other-than-temporary impairments related to fixed maturities that the Company did not intend to sell and does not expect to be required to sell were $52.7 million, with $37.8 million of credit losses recorded on fixed maturities in earnings and $14.9 million of non-credit losses recorded in other comprehensive income (loss). During the same period, other-than-temporary impairments related to fixed maturities that the Company intends to sell or expects to be required to sell were $9.5 million and were recorded in earnings.

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Beginning balance	$121,237	$69,476	$39,275
Additions for newly impaired securities	3,516	26,544	12,699
Additions for previously impaired securities	12,066	25,217	20,591
Reductions for previously impaired securities due to a change in expected cash flows	(87,908)	—	—
Reductions for previously impaired securities that were sold in the current period	(7,237)	—	(3,089)
Other	—	—	—
Ending balance	$41,674	$121,237	$69,476

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2013:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$332,812	$(14,050)	$209,818	$(10,486)	$542,630	$(24,536)
Commercial mortgage- backed securities	429,228	(18,467)	13,840	(1,238)	443,068	(19,705)
Other asset-backed securities	175,846	(14,555)	497,512	(54,993)	673,358	(69,548)
U.S. government-related securities	891,698	(53,508)	6,038	(570)	897,736	(54,078)
Other government-related securities		10,161	(1)	—	10,161	(1)
States, municipalities, and political subdivisions	172,157	(8,113)	335	(178)	172,492	(8,291)
Corporate bonds	7,480,163	(353,069)	271,535	(38,744)	7,751,698	(391,813)
Equities	376,776	(27,861)	21,764	(8,471)	398,540	(36,332)
	$9,868,841	$(489,624)	$1,020,842	$(114,680)	$10,889,683	$(604,304)

RMBS have a gross unrealized loss greater than twelve months of $10.5 million as of December 31, 2013. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $55.0 million as of December 31, 2013. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The corporate bonds category has gross unrealized losses less than and greater than twelve months of $353.1 million and $38.7 million, respectively, as of December 31, 2013. These declines were primarily related to changes in interest rates during the period. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category has a gross unrealized loss greater than twelve months of $8.5 million as of December 31, 2013. The aggregate decline in market value of these securities was deemed temporary

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$100,412	$(9,578)	$166,000	$(9,769)	$266,412	$(19,347)
Commercial mortgage- backed securities	50,506	(598)	—	—	50,506	(598)
Other asset-backed securities	479,223	(28,179)	242,558	(33,245)	721,781	(61,424)
U.S. government-related securities	106,806	(591)	—	—	106,806	(591)
Other government-related securities	14,955	(45)	—	—	14,955	(45)
States, municipalities, and political subdivisions	11,526	(264)	—	—	11,526	(264)
Corporate bonds	775,593	(23,630)	363,128	(24,765)	1,138,721	(48,395)
Equities	35,059	(5,150)	21,754	(4,843)	56,813	(9,993)
	$1,574,080	$(68,035)	$793,440	$(72,622)	$2,367,520	$(140,657)

RMBS had a gross unrealized loss greater than twelve months of $9.8 million as of December 31, 2012. The non-agency RMBS market experienced improvements during the year, but these losses represented securities where credit concerns were more pronounced. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities had a gross unrealized loss greater than twelve months of $33.2 million as of December 31, 2012. This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the FFELP. These unrealized losses have occurred within the Company's ARS portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

The corporate bonds category had gross unrealized losses greater than twelve months of $24.8 million as of December 31, 2012. These losses were primarily related to fluctuations in credit spreads. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category had a gross unrealized loss greater than twelve months of $4.8 million as of December 31, 2012. These losses were primarily related to a widening in credit spreads on perpetual preferred stock holdings. The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

As of December 31, 2013, the Company had securities in its available-for-sale portfolio which were rated below investment grade of $1.6 billion and had an amortized cost of $1.6 billion. In addition, included in the Company's trading portfolio, the Company held $333.9 million of securities which were rated below investment grade. Approximately $543.8 million of the below investment grade securities were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Fixed maturities	$(1,269,277)	$819,152	$761,738
Equity securities	(20,899)	8,484	(13,292)

The Company held $26.4 million of non-income producing securities for the year ended December 31, 2013.

Excluding the MONY acquisition, included in the Company's invested assets are $985.9 million of policy loans as of December 31, 2013. The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT OPERATIONS — (Continued)

variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC ("Red Mountain"), that was determined to be a VIE as of December 31, 2013 and 2012. The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 11, Debt and Other Obligations. The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company's risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the holding company ("PLC") has guaranteed the VIE's credit enhancement fee obligation to the unrelated third party provider. As of December 31, 2013, no payments have been made or required related to this guarantee.

6.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2013, the Company's mortgage loan holdings were approximately $5.5 billion. The Company has specialized in making loans on either credit-oriented commercial properties or credit-anchored strip shopping centers and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, professional office buildings, and warehouses). The Company believes these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's mortgage loans portfolio was underwritten and funded by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

During 2013, the Company acquired previously funded mortgage loans as part of the MONY acquisition with a fair value of $823.3 million as of the acquisition date. These loans were recorded in the Company's balance sheet at the fair value of the mortgage loans on the date of acquisition, October 1, 2013. The acquired loans had an unpaid principal balance of $857.3 million of which the Company did not expect to collect $11.0 million as of the date of acquisition.

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  MORTGAGE LOANS — (Continued)

principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2013:

Type	Percentage of Mortgage Loans on Real Estate
Retail	60.6%
Office Buildings	14.9
Apartments	11.8
Warehouses	7.4
Other	5.3
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 2.0% of mortgage loans. Approximately 62.1% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	11.6%
Georgia	8.6
Alabama	6.9
Florida	6.5
Tennessee	6.1
North Carolina	5.0
New York	4.7
South Carolina	4.6
Ohio	4.2
Utah	3.9
62.1%

During 2013, the Company funded approximately $548.2 million of new loans, with an average loan size of $4.2 million. As part of the MONY acquisition, the Company added $857.3 million previously funded mortgage loans to the total mortgage loan portfolio. The average size mortgage loan in the portfolio as of December 31, 2013, was $2.8 million, and the weighted-average interest rate was 5.86%. The largest single mortgage loan was $50.0 million.

Many of the mortgage loans have call options or interest rate reset options between 3 and 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options or increase the interest rates on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $94.5 million would become due in 2014, $1.2 billion in 2015 through 2019, $511.3 million in 2020 through 2024, and $134.5 million thereafter.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  MORTGAGE LOANS — (Continued)

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2013 and December 31, 2012, approximately $666.6 million and $817.3 million, respectively, of the Company's mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the year ended December 31, 2013 and 2012, the Company recognized $17.9 million and $16.1 million of participating mortgage loan income, respectively.

As of December 31, 2013, approximately $15.9 million, or 0.03%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. We do not expect these investments to adversely affect our liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2013, certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year either involved the modification of payment terms pursuant to bankruptcy proceedings or included acceptance of assets in satisfaction of principal or foreclosure on collateral property, and were the result of agreements between the creditor and the debtor. With respect to the modified loans we expect to collect all amounts due related to these loans as well as expenses incurred as a result of the restructurings. Additionally, there were no material changes to the principal balance of these loans, as a result of restructuring or modifications, which was $3.2 million as of December 31, 2013. During the year a mortgage loan was paid off at a discount, the impact of this transaction resulted in a reduction of $0.5 million in the Company's investment in mortgage loans, net of existing allowances for mortgage loan losses and did not remain on the Company's balance sheets as of December 31, 2013.

The Company's mortgage loan portfolio consists of two categories of loans: (1) those not subject to a pooling and servicing agreement and (2) those subject to a contractual pooling and servicing agreements. As of December 31, 2013, $3.2 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming or restructured. The Company foreclosed on three nonperforming loans of $10.5 million during the year ended December 31, 2013.

As of December 31, 2013, $2.2 million of loans subject to a pooling and servicing agreement were nonperforming. None of these nonperforming loans have been restructured during the year ended December 31, 2013. The Company did not foreclose on any nonperforming loans subject to a pooling and service agreement during the year ended December 31, 2013.

As of December 31, 2013 and December 31, 2012, the Company had an allowance for mortgage loan credit losses of $3.1 million and $2.9 million, respectively. Due to the Company's loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  MORTGAGE LOANS — (Continued)

conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Beginning balance	$2,875	$4,975
Charge offs	(6,838)	(8,340)
Recoveries	(1,016)	(628)
Provision	8,109	6,868
Ending balance	$3,130	$2,875

It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart as of December 31, 2013.

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
Commercial mortgage loans	$14,368	$—	$2,208	$16,576
Number of delinquent commercial mortgage loans	8	—	1	9

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  MORTGAGE LOANS — (Continued)

accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart as of December 31:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
2013
Commercial mortgage loans:
With no related allowance recorded	$2,208	$2,208	$—	$2,208	$31	$—
With an allowance recorded	21,288	21,281	3,130	5,322	304	304
2012
Commercial mortgage loans:
With no related allowance recorded	$13,044	$14,419	$—	$2,609	$53	$69
With an allowance recorded	13,927	13,927	2,875	3,482	154	154

7.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Balance, beginning of period	$2,493,729	$2,345,458
Capitalization of commissions, sales, and issue expenses	345,885	311,959
Amortization	(112,117)	(105,447)
Change in unrealized investment gains and losses	(6,894)	(58,241)
Balance, end of period	$2,720,603	$2,493,729

Value of Business Acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Balance, beginning of period	$731,627	$877,763
Acquisitions(1)	63,627	—
Amortization	(42,543)	(86,736)
Change in unrealized gains and losses	17,291	(59,400)
Balance, end of period	$770,002	$731,627

(1)  Includes VOBA associated with the MONY acquisition of $219.8 million, offset by $156.1 million ceded to reinsurers.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

During 2013, the Company reclassified certain amounts which previously were reported as DAC into VOBA for purposes of presentation within the tables above. Prior years amounts have been similarly presented to make the amounts within these tables comparable for the periods presented. These changes had no effect on previously reported financial statement line items.

The expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2014	$79,248
2015	74,663
2016	70,235
2017	66,720
2018	63,153

8.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2011	$38,713	$48,158	$86,871
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2012	35,615	48,158	83,773
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2013	$32,517	$48,158	$80,675

During the year ended December 31, 2013 and 2012, the Company decreased its goodwill balance by approximately $3.1 million and $3.1 million, respectively. The decreases were due to an adjustment in the Acquisitions segment related to tax benefits realized during 2013 and 2012 on the portion of tax goodwill in excess of GAAP basis goodwill. See Note 2, Summary of Significant Accounting Policies for additional information.

9.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, various account value guarantees upon death. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GMWB rider is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GMWB were $9.5 billion as of December 31, 2013. For more information regarding the valuation of and income impact of GMWB please refer to Note 2, Summary of Significant Accounting Policies, Note 21, Fair Value of Financial Instruments, and Note 22, Derivative Financial Instruments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.7%, age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience with attained age factors varying from 49% — 80%, lapse rates ranging from 0% — 24% (depending on product type and duration), and an average discount rate of 6.2%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $12.6 billion as of December 31, 2013. The total GMDB amount payable based on VA account balances as of December 31, 2013, was $106.6 million (including $90.0 million in the Annuities segment and $16.6 million in the Acquisitions segment) with a GMDB reserve of $13.3 million and $0.3 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2013 for the Company was 68.

These amounts exclude the VA business of the Chase Insurance Group, acquired in 2006, which consisted of five insurance companies that manufactured and administered traditional life insurance and annuity products and four non-insurance companies (which collectively are referred to as the "Chase Insurance Group") which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC"), under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $13.8 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2013, was 64.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Beginning balance	$19,606	$9,798	$6,412
Incurred guarantee benefits	(3,133)	14,087	7,171
Less: Paid guarantee benefits	2,865	4,279	3,785
Ending balance	$13,608	$19,606	$9,798

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Equity mutual funds	$7,984,198	$6,171,196
Fixed income mutual funds	4,606,093	3,381,581
Total	$12,590,291	$9,552,777

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset was as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Deferred asset, beginning of period	$143,949	$125,527	$112,147
Amounts deferred	15,274	23,362	29,472
Amortization	(12,572)	(4,940)	(16,092)
Deferred asset, end of period	$146,651	$143,949	$125,527

10.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2013, the Company had reinsured approximately 54% of the face value of its life insurance in-force. The Company has reinsured approximately 23% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2013, 2012, or 2011 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  REINSURANCE — (Continued)

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Millions)
Direct life insurance in-force	$726,697	$706,416	$728,670
Amounts assumed from other companies	46,752	30,470	32,813
Amounts ceded to other companies	(416,809)	(444,951)	(469,530)
Net life insurance in-force	$356,640	$291,935	$291,953
Percentage of amount assumed to net	13%	10%	11%

The following table reflects the effect of reinsurance on life insurance premiums written and earned:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Millions)
Direct premiums	$2,372	$2,227	$2,245
Reinsurance assumed	307	282	248
Reinsurance ceded	(1,300)	(1,229)	(1,278)
Net premiums(1)	$1,379	$1,280	$1,215
Percentage of amount assumed to net	22%	22%	20%

(1)  Includes annuity policy fees of $88.7 million, $103.8 million, and $74.9 million for the years ended December 31, 2013, 2012, and 2011, respectively.

The Company has also reinsured accident and health risks representing $20.0 million, $12.1 million, and $14.4 million of premium income, while the Company has assumed accident and health risks representing $24.3 million, $29.4 million, and $21.7 million of premium income for 2013, 2012, and 2011, respectively. In addition, the Company reinsured property and casualty risks representing $67.8 million, $69.6 million, and $71.2 million of premium income, while the Company assumed property and casualty risks representing $8.0 million, $6.8 million, and $6.2 million of premium income for 2013, 2012, and 2011, respectively.

As of December 31, 2013 and 2012, policy and claim reserves relating to insurance ceded of $6.0 billion and $5.6 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2013 and 2012, the Company had paid $79.7 million and $105.0 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  REINSURANCE — (Continued)

December 31, 2013 and 2012, the Company had receivables of $66.1 million and $66.1 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $6.0 billion and $5.7 billion as of December 31, 2013 and 2012, respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2013		2012
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Swiss Re Life & Health America, Inc.	$823.0	A+	$739.6	A+
Security Life of Denver Insurance Company	819.3	A	768.9	A
Lincoln National Life Insurance Co.	553.7	A+	515.2	A+
Transamerica Life Insurance Co.	531.1	A+	524.1	A+
RGA Reinsurance Company	419.1	A+	377.6	A+
SCOR Global Life USA Reinsurance Company	402.7	A	237.3	A
American United Life Insurance Company	342.2	A+	334.8	A+
Scottish Re (U.S.), Inc.(1)	305.1	NR	290.7	NR
Employers Reassurance Corporation	289.2	A-	287.9	A-
Centre Reinsurance (Bermuda) Ltd	281.6	NR	—	NR

(1)  As of July 30, 2013, Scottish Re Life Corporation was merged with and into Scottish Re (U.S.), Inc., and for comparative purposes the 2012 reinsurance receivable from these two companies has been combined.

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

11.  DEBT AND OTHER OBLIGATIONS

The Company and PLC has access to a Credit Facility that provides the ability to borrow on an unsecured basis up to an aggregate principal amount of $750 million. The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.0 billion. Balances outstanding under the Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's senior unsecured long-term debt ("Senior Debt"), or (ii) the sum of (A) a rate equal to the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provides for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The maturity date on the Credit Facility is July 17, 2017. The Company did not have an outstanding balance under the credit facility as of December 31, 2013. PLC had an outstanding balance of $485.0 million at an interest rate of LIBOR plus 1.20% under the Credit Facility as of December 31, 2013.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

Golden Gate Captive Insurance Company ("Golden Gate"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had three series of Surplus Notes with a total outstanding balance of $800 million as of December 31, 2013. PLC holds the entire outstanding balance of Surplus Notes. The Series A1 Surplus Notes have a balance of $400 million and accrue interest at a fixed rate of 7.375%, the Series A2 Surplus Notes have a balance of $100 million and accrue interest at a fixed rate of 8%, and the Series A3 Surplus Notes have a balance of $300 million and accrue interest at a fixed rate of 8.45%.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a wholly owned special purpose financial captive insurance company, had $575.0 million of outstanding non-recourse funding obligations as of December 31, 2013. These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2013, securities related to $269.9 million of the outstanding balance of the non-recourse funding obligations were held by external parties, securities related to $8.5 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $296.6 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II's investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2013, no payments have been made under these agreements, however, PLC has collateralized certain support agreement obligations to Golden Gate II of approximately $0.3 million. Re-evaluation and, if necessary, adjustment of any support agreement collateralization amounts occurs annually during the first quarter pursuant to the terms of the support agreements. There are no support agreements between the Company and Golden Gate II.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and Red Mountain, LLC ("Red Mountain"), a wholly owned subsidiary, entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

secondary guarantees issued by the Company and its subsidiary, WCL. Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2013, the principal balance of the Red Mountain note was $365 million. In connection with the transaction, PLC has entered into certain support agreements under which PLC guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $144.3 million and will be paid in annual installments through 2031. The support agreements provide that amounts would become payable by PLC if Golden Gate V's annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V, and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2013, no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $365 million outstanding non-recourse funding obligation as of December 31, 2013. This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding as of December 31, 2013, on a consolidated basis, are shown in the following table:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company(1)	$800,000	2037	7.86%
Golden Gate II Captive Insurance Company	327,900	2052	1.11%
Golden Gate V Vermont Captive Insurance Company(1)	365,000	2037	6.25%
MONY Life Insurance Company(1)	2,548	2024	6.63%
Total	$1,495,448

(1)  Fixed rate obligations

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

During 2013, the Company repurchased $68.5 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $15.4 million pre-tax gain for the Company. For the year ended December 31, 2012, the Company repurchased $101.7 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $32.0 million pre-tax gain for the Company. These gains are recorded in other income in the consolidated condensed statements of income.

Letters of Credit

Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a wholly owned Vermont special purpose financial captive insurance company, is party to a Reimbursement Agreement (the "Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the "LOC") in the initial amount of $505 million to a trust for the benefit of West Coast Life Insurance Company ("WCL"). The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011 (the "First Amended and Restated Reimbursement Agreement"), to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018, to April 1, 2022. On August 7, 2013, Golden Gate III entered into a Second Amended and Restated Reimbursement Agreement with UBS (the "Second Amended and Restated Reimbursement Agreement"), which amended and restated the First Amended and Restated Reimbursement Agreement. Under the Second and Amended and Restated Reimbursement Agreement a new LOC in an initial amount of $710 million was issued by UBS in replacement of the existing LOC issued under the First Amended and Restated Reimbursement Agreement. The term of the LOC was extended from April 1, 2022 to October 1, 2023, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $610 million to $720 million in 2015 if certain conditions are met. The LOC is held in trust for the benefit of WCL, and supports certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement originally effective April 1, 2010, as amended and restated on November 21, 2011, and as further amended and restated on August 7, 2013 to include an additional block of policies, and pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. The LOC balance was $715 million as of December 31, 2013. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $720 million in 2015. The term of the LOC is expected to be approximately 13.5 years from the original issuance date. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $149.8 million and will be paid in three installments with the last payment occurring in 2019, and these contributions may be subject to potential offset against dividend payments as permitted under the terms of the Second Amended and Restated Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. There were no support

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

agreements between the Company and Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Second and Amended and Restated Agreement. As of December 31, 2013, no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a wholly owned Vermont special purpose financial captive insurance company, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. The LOC balance has increased, in accordance with the terms of the Reimbursement Agreement, during each quarter of 2013 and was $700 million as of December 31, 2013. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $790 million in 2016. The term of the LOC is expected to be 12 years from the original issuance date and with a maturity date of December 30, 2022. The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities related to the policies of WCL and retrocedes liabilities related to the policies of the Company. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2013, no payments have been made under these agreements.

Repurchase Program Borrowings

While the Company anticipates that its cash flows and those of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for itself and certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are for a term less than ninety days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. The agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2013, the fair value of securities pledged under the repurchase program was $384.4 million and the repurchase obligation of $350.0 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 10 basis points). During the year ended December 31, 2013, the maximum balance outstanding at any one point in time related to these programs was $815.0 million. The average daily balance was $496.9 million (at an

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  DEBT AND OTHER OBLIGATIONS — (Continued)

average borrowing rate of 11 basis points) during the year ended December 31, 2013. As of December 31, 2012, the Company had a $150.0 million outstanding balance related to such borrowings. During 2012, the maximum balance outstanding at any one point in time related to these programs was $425.0 million. The average daily balance was $266.3 million (at an average borrowing rate of 14 basis points) during the year ended December 31, 2012.

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $111.4 million, $92.9 million, and $90.8 million in 2013, 2012, and 2011, respectively. The $18.5 million unfavorable variance was primarily due to increased interest expense on the Golden Gate V non-recourse funding obligation of $17.3 million and $2.2 million increased interest expense primarily on Golden Gate III and Golden Gate IV letters of credit. These unfavorable variances were offset by reductions in interest expense as a result of the Company's repurchase of non-recourse funding obligations during the year.

12.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 19 cities including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.2 million, $11.2 million, and $10.8 million for the years ended December 31, 2013, 2012, and 2011, respectively. The aggregate annualized rent was approximately $7.0 million for the year ended December 31, 2013. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2014	$6,971
2015	5,845
2016	3,770
2017	1,391
2018	750
Thereafter	1,978

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  COMMITMENTS AND CONTINGENCIES — (Continued)

LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2014	$1,236
2015	1,236
2016	1,239
2017	1,236
2018	76,211

As of December 31, 2013 and 2012, the Company had outstanding mortgage loan commitments of $322.8 million at an average rate of 4.93% and $182.6 million at an average rate of 5.10%, respectively.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. In addition, from time to time, companies may be asked to contribute amounts beyond prescribed limits. Most insurance guaranty fund laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. The Company does not believe its insurance guaranty fund assessments will be materially different from amounts already provided for in the financial statements.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Companies in the financial services and insurance industries are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such outcome will have an impact, either individually or in the aggregate, on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  COMMITMENTS AND CONTINGENCIES — (Continued)

its financial condition or results of operations that differs materially from the Company's established liabilities. Given the inherent difficulty in predicting the outcome of such matters, however, it is possible that an adverse outcome in certain such matters could be material to the Company's financial condition or results of operations for any particular reporting period.

The Company was audited by the IRS and the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. The case has followed normal procedure and is now under review at Congress' Joint Committee on Taxation. The Company believes the matter will conclude within the next twelve months. If the IRS prevails on every issue that it identified in this audit, and the Company does not litigate these issues, then the Company will make an income tax payment of approximately $24.3 million. However, this payment, if it were to occur, would not materially impact the Company or its effective tax rate.

As discussed in Note 3, Significant Acquisitions, through the acquisition of MONY by the Company certain income tax credit carryforwards (which arose in MONY's pre-acquisition tax years) transferred to the Company. This transfer was in accordance with the applicable rules of the Internal Revenue Code and the related Regulations. In spite of this transfer, AXA (the former parent of the consolidated income tax return group in which MONY was a member) retains the right to utilize these credits in the future to offset future increases in its 2010 through 2013 tax liabilities. The Company has determined that, based on all information known as of the acquisition date and through the December 31, 2013 reporting date, it is probable that a loss of the utilization of these carryforwards has been incurred and the amount of the loss can be reasonably estimated. Accordingly, in the table summarizing the fair value of net assets acquired from the Acquisition, the amount of the deferred tax asset from the credit carryforwards has been offset by the aforementioned liability. However, given the inherent difficulty in predicting the ultimate outcome of such matters, it is possible that adjustments to the values of this deferred tax asset and the related liability may occur in future reporting periods.

The Company has received notice from two third party auditors that certain of the Company's insurance subsidiaries, as well as certain other insurance companies for which the Company has co-insured blocks of life insurance and annuity policies, will be audited for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company has recorded a reserve with respect to life insurance policies issued by the Company's subsidiaries and certain co-insured blocks of life insurance policies issued by other companies in connection with these pending audits. The Company does not consider the amount of this reserve to be material to the Company's financial condition or results of operations. With respect to a separate block of life insurance policies that is co-insured by a subsidiary of the Company, the Company is presently unable to estimate the reasonably possible loss or range of loss due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies, the distinct characteristics of this co-insured block of policies which differentiate it from the blocks of life insurance policies for which the Company has recorded a reserve, and the initial stages

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  COMMITMENTS AND CONTINGENCIES — (Continued)

of the audits being conducted. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with this block of co-insured policies probable or reasonably estimable.

The Company has received notice that it and its affiliated life insurance companies are subject to a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration's Death Master File or similar databases (a "Death Database") to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid substantial administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $3.5 million.

13.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2013, 2012, and 2011, PL&A paid no dividends to PLC on its preferred stock.

14.  STOCK-BASED COMPENSATION

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, 2008, and 2012, up to 9.5 million shares of PLC common stock may be issued in payment of awards.

Performance Shares

The criteria for payment of the 2013 performance awards is based on PLC's average operating return on average equity ("ROE") over a three-year period. If PLC's ROE is below 10.0%, no award is earned. If PLC's ROE is at or above 11.5%, the award maximum is earned.

The criteria for payment of the 2012 performance awards is based on PLC's ROE over a three-year period. If PLC's ROE is below 10.0%, no award is earned. If PLC's ROE is at or above 11.2%, the award maximum is earned.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STOCK-BASED COMPENSATION — (Continued)

Awards are paid in shares of PLC's common stock. Performance shares are equivalent in value to one share of our common stock times the award earned percentage payout. Performance share awards of 298,500 were issued during the year ended December 31, 2013 and 306,100 performance share awards were issued during the year ended December 31, 2012.

Performance share awards in 2013 and 2012 and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2013	298,500	$9,328
2012	306,100	8,608
2011	191,100	5,433

Stock Appreciation Rights

Stock appreciation rights ("SARs") of PLC have historically been granted to certain officers to provide long-term incentive compensation based solely on the performance of PLC's common stock. The SARs are exercisable either five years after the date of grant or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2010	$21.97	2,324,837
SARs exercised / forfeited	8.31	(50,608)
Balance at December 31, 2011	$22.27	2,274,229
SARs exercised / forfeited / expired	22.60	(633,062)
Balance at December 31, 2012	$22.15	1,641,167
SARs exercised / forfeited / expired	18.54	(336,066)
Balance at December 31, 2013	$23.08	1,305,101

The outstanding SARs as of December 31, 2013, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$41.05	100,700	2	100,700
48.60	33,900	3	33,900
43.46	161,700	4	161,700
41.12	2,500	4	2,500
38.59	267,800	5	267,800
3.50	501,697	6	501,697
18.36	236,804	7	236,804

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STOCK-BASED COMPENSATION — (Continued)

PLC will pay an amount in stock equal to the difference between the specified base price of PLC's common stock and the market value at the exercise date for each SAR. There were no SARs issued for the years ended December 31, 2013, 2012, and 2011. These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and expected exercise date of 2016.

Restricted Stock Units

Restricted stock units are awarded to participants and include certain restrictions relating to vesting periods. PLC issued 166,850 restricted stock units for the year ended December 31, 2013 and 190,800 restricted stock units for the year ended December 31, 2012. These awards had a total fair value at grant date of $5.5 million and $5.4 million, respectively. Approximately half of these restricted stock units vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $15.7 million, $10.3 million, and $10.2 million in 2013, 2012, and 2011, respectively. The Company recognized expense associated with PLC's stock-based compensation plans for compensations awarded to its employees of $4.5 million, $3.9 million, and $2.7 million in 2013, 2012, and 2011, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's common stock are reported as a component of shareowners' equity, net of deferred taxes. As of December 31, 2013, the total compensation cost related to non-vested stock-based compensation not yet recognized was $19.7 million and the weighted-average period over which it is expected to be recognized is approximately 1.9 years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STOCK-BASED COMPENSATION — (Continued)

The following table provides information as of December 31, 2013, about equity compensation plans under which PLC's common stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2013(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2013(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of of December 31, 2013(c)
Equity compensation plans approved by shareowners	2,628,085	(1)	$22.15 (3)	4,297,959 (4)
Equity compensation plans not approved by shareowners	213,900	(2)	Not applicable	Not applicable(5)
Total	2,841,985		$22.15	4,297,959

(1)  Includes the following number of shares: (a) 848,316 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 852,384 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2013); (c) 397,578 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 383,641 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC's Deferred Compensation Plan for Officers; and (e) 146,166 shares issuable with respect to stock equivalents representing previous awards under PLC's Stock Plan for Non-Employee Directors that the recipient deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)  Includes the following number of shares of common stock: (a) 174,476 shares issuable with respect to stock equivalents representing (i) stock awards to PLC's Directors before June 1, 2004 that the recipient deferred pursuant to PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC and (ii) cash retainers and fees that PLC's Directors deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 39,425 shares issuable with respect to stock equivalents pursuant to PLC's Deferred Compensation Plan for Officers.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents shares of common stock available for future issuance under the LTIP and PLC's Stock Plan for Non-Employee Directors.

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007, with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan's assets by the plan's funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan's AFTAP may be different from the assumptions and methods used to measure the plan's funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act ("MAP-21"), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. The funding stabilization provisions of MAP-21 reduced our minimum required defined benefit plan contributions for the 2012 and 2013 plan years. Since the funding stabilization provisions of MAP-21 do not apply for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2013, PLC contributed $2.0 million to its defined benefit pension plan for the 2012 plan year and $6.9 million to its defined benefit pension plan for the 2013 plan year. In addition, during January of 2014, PLC made a $2.3 million contribution to the defined benefit pension plan for the 2013 plan year. PLC has not yet determined what amount it will fund for the remainder of 2014, but estimates that the amount will be between $10 million and $20 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded excess benefit plan as of December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2013	2012	2013	2012
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$207,999	$210,319	$36,306	$39,828
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$223,319	$199,162	$42,971	$36,256
Service cost	9,345	9,145	1,037	867
Interest cost	8,985	8,977	1,387	1,473
Actuarial (gain) or loss	(8,172)	15,286	(1,505)	6,946
Benefits paid	(14,325)	(9,251)	(4,211)	(2,571)
Projected benefit obligation at end of year	219,152	223,319	39,679	42,971
Change in plan assets:
Fair value of plan assets at beginning of year	152,187	125,058	—	—
Actual return on plan assets	33,368	15,202	—	—
Employer contributions(1)	8,943	21,178	4,211	2,571
Benefits paid	(14,325)	(9,251)	(4,211)	(2,571)
Fair value of plan assets at end of year	180,173	152,187	—	—
After reflecting FASB guidance:
Funded status	(38,979)	(71,132)	(39,679)	(42,971)
Amounts recognized in the balance sheet:
Other liabilities	(38,979)	(71,132)	(39,679)	(42,971)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss	54,897	95,055	13,346	17,571
Prior service cost/(credit)	(1,425)	(1,816)	36	48
Total	$53,472	$93,239	$13,382	$17,619

(1)  Employer contributions disclosed are based on PLC's fiscal filing year

Weighted-average assumptions used to determine benefit obligations as of December 31, 2013 and 2012 are as follows:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2013	2012	2013	2012
Discount rate	4.86%	4.07%	4.30%	3.37%
Rate of compensation increase	3.0	3.0	4.0	4.0
Expected long-term return on plan assets	7.5	7.5	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC's asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2013	2012	2011	2013	2012	2011
Discount rate	4.07%	4.62%	5.30%	3.37%	4.07%	4.79%
Rates of compensation increase	3.0	2.5 - 3.0	2.5 - 3.0	4.0	3.5 - 4.0	3.5 - 4.0
Expected long-term return on plan assets	7.5	7.75	7.75	N/A	N/A	N/A

Components of the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefits Plan
	2013	2012	2011	2013	2012	2011
	(Dollars In Thousands)
Service cost — benefits earned during the period	$9,345	$9,145	$8,682	$1,037	$867	$679
Interest cost on projected benefit obligation	8,985	8,977	8,938	1,387	1,473	1,506
Expected return on plan assets	(11,013)	(10,916)	(10,021)	—	—	—
Amortization of prior service cost/(credit)	(392)	(392)	(392)	12	12	12
Amortization of actuarial losses(1)	9,631	7,749	5,625	1,792	1,300	881
Preliminary net periodic benefit cost	16,556	14,563	12,832	4,228	3,652	3,078
Settlement/curtailment expense(2)	—	—	—	928	—	—
Total net periodic benefit cost	$16,556	$14,563	$12,832	$5,156	$3,652	$3,078

(1)  2013 average remaining service period used is 8.19 years and 7.45 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

(2)  The excess pension plan triggered settlement accounting for the year ended December 31, 2013 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

The estimated net actuarial loss, prior service cost/(credit), and transition obligation for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2014 is as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
Net actuarial loss	$6,300	$1,300
Prior service cost/(credit)	(392)	12
Transition obligation	—	—

The amortization of any prior service cost is determined using a straight-line amortization of the cost over the average remaining service period of employees expected to receive benefits under the Plan.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

Asset Category	Target Allocation for 2014	2013	2012
Cash and cash equivalents	2.0%	2.0%	4.0%
Equity securities	60.0	64.0	60.0
Fixed income	38.0	34.0	36.0
Total	100.0%	100.0%	100.0%

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan's cash is invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with the Company.

Plan assets of the defined benefit pension plan by category as of December 31, are as follows:

	As of December 31,
Asset Category	2013	2012
	(Dollars In Thousands)
Cash	$3,052	$6,222
Equity securities:
Collective Russell 3000 Equity Index Fund	74,753	61,451
Fidelity Spartan 500 Equity Index Fund	45,632	34,482
Fixed income	56,736	50,032
Total investments	180,173	152,187
Employer contribution receivable	2,314	—
Total	$182,487	$152,187

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with PLC is recorded at contract value, which, by utilizing a long-term view, PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$3,052	$—	$—	$3,052
Collective investment funds:
Equity index funds	45,632	74,753	—	120,385
Group deposit administration annuity contract	—	—	56,736	56,736
Total investments	$48,684	$74,753	$56,736	$180,173

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$6,222	$—	$—	$6,222
Collective investment funds:
Equity index funds	34,482	61,451	—	95,933
Group deposit administration annuity contract	—	—	50,032	50,032
Total investments	$40,704	$61,451	$50,032	$152,187

For the year ended December 31, 2013, $4.0 million was transferred into Level 3 from Level 2. For the year ended December 31, 2012, $6.0 million was transferred into Level 3 from Level 2. These transfers were made to maintain an acceptable asset allocation as set by the PLC's investment policy.

For the year ended December 31, 2013 and 2012, there were no transfers between Level 1 and Level 2.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table summarizes the Plan investments measured at fair value based on NAV per share as of December 31, 2013 and 2012, respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
As of December 31, 2013:
Collective short-term investment fund	$3,052	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	74,753	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	45,632	Not Applicable	Daily	1 day
As of December 31, 2012:
Collective short-term investment fund	$6,222	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	61,451	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	34,482	Not Applicable	Daily	1 day

(1)  Non-lending collective trust that doesn not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

A reconciliation of the beginning and ending balances for the fair value measurements for which significant unobservable inputs (Level 3) have been used is as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Balance, beginning of year	$50,032	$41,527
Interest income	2,704	2,505
Transfers from collective short-term investments fund	4,000	6,000
Transfers to collective short-term investments fund	—	—
Balance, end of year	$56,736	$50,032

The following table represents the Plan's Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2013:

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$56,736	Contract Value	Contract Rate	5.32	% - 5.42%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefits Plan
	(Dollars In Thousands)
2014	$12,621	$3,817
2015	13,284	4,077
2016	13,688	4,007
2017	14,571	3,887
2018	15,431	3,845
2019-2023	84,854	16,936

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2013 and 2012, the accumulated postretirement benefit obligation associated with these benefits was $0.4 million and $0.8 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$788	$949
Service cost	4	6
Interest cost	5	17
Amendments	—	—
Actuarial (gain) or loss	29	(144)
Plan participant contributions	289	293
Benefits paid	(668)	(333)
Special termination benefits	—	—
Benefit obligation, end of year	$447	$788

For the retiree medical plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2013, is 1.26% and 1.09%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2013 and 2012, PLC's liability related to this benefit was less than $0.1 million. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$10,070	$8,951
Service cost	144	123
Interest cost	405	412
Amendments	—	—
Actuarial (gain) or loss	(1,620)	895
Plan participant contributions	—	—
Benefits paid	(346)	(311)
Special termination benefits	—	—
Benefit obligation, end of year	$8,653	$10,070

For the postretirement life insurance plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2013, is 5.05% and 4.10%, respectively.

PLC's expected long-term rate of return assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2013, is 3.13% and 3.26%, respectively. To determine an appropriate long-term rate of return assumption, PLC utilized 20 year average and annualized return results on the Barclay's short treasury index.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC's postretirement life insurance plan is as follows:

	For The Year Ended December 31,
Category of Investment	2013	2012	2011
	(Dollars In Thousands)
Money Market Fund	$6,156	$6,174	$6,193

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,156	$—	$—	$6,156

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,174	$—	$—	$6,174

For the year ended December 31, 2013 and 2012, there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($17,500 for 2013). The Plan also provides a "catch-up" contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($5,500 for 2013). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the year ended December 31, 2013, and 2012, PLC recorded an expense of $6.0 million and $5.9 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.5 million, $0.4 million, and $0.4 million, respectively, in 2013, 2012, and 2011.

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2013, the plans

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

had 971,512 common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of shareowners' equity.

16.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of accumulated other comprehensive income (loss) ("AOCI") as of December 31, 2013.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2012	$1,814,620	$(3,496)	$1,811,124
Other comprehensive income (loss) before reclassifications	(1,250,416)	734	(1,249,682)
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	4,591	—	4,591
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(28,594)	1,527	(27,067)
Net current-period other comprehensive income (loss)	(1,274,419)	2,261	(1,272,158)
Ending Balance, December 31, 2013	$540,201	$(1,235)	$538,966

(1)  See Reclassification table below for details.

(2)  These balances were offset by the impact of DAC and VOBA by $198.1 million and $204.9 million as of December 31, 2013 and 2012, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2013.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
For The Year Ended December 31, 2013
Gains and losses on derivative instruments
Net settlement (expense)/benefit-(1)	$(2,349)	Benefits and settlement expenses, net of reinsurance ceded
	(2,349)	Total before tax
	822	Tax (expense) or benefit
	$(1,527)	Net of tax
Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$66,437	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(22,447)	Net impairment losses recognized in earnings
	43,990	Total before tax
	(15,396)	Tax (expense) or benefit
	$28,594	Net of tax

(1)  See Note 22, Derivative Financial Instruments for additional information.

17.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2013	2012	2011
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
State income taxes	0.4	0.4	0.4
Investment income not subject to tax	(4.4)	(3.1)	(2.2)
Uncertain tax positions	0.1	0.2	(0.1)
Other	(0.1)	0.4	(1.2)
	31.0%	32.9%	31.9%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Current income tax expense:
Federal	$(18,076)	$78,510	$(4,609)
State	(222)	2,496	33
Total current	$(18,298)	$81,006	$(4,576)
Deferred income tax expense:
Federal	$149,288	$66,375	$153,412
State	(93)	3,662	2,683
Total deferred	$149,195	$70,037	$156,095

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Deferred income tax assets:
Premium receivables and policy liabilities	$185,073	$51,276
Intercompany losses	85,134	45,079
Deferred compensation	105,744	3,750
Other	22,854	26,604
Valuation allowance	(1,200)	(2,552)
	397,605	124,157
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	983,254	911,858
Invested assets (other than realized gains)	184,935	20,936
Net unrealized gains (losses) on investments	290,062	975,076
	1,458,251	1,907,870
Net deferred income tax (liability) asset	$(1,060,646)	$(1,783,713)

The Company's income tax returns, except for MONY which files separately, are included in PLC's consolidated U.S. income tax returns.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities. These liabilities were assumed by AXA; they were not acquired by the Company in connection with the acquisition of MONY discussed in Note 3, Significant Acquisitions. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the Acquisition date (and through the December 31, 2013 reporting date) based on all available information. However, it is possible that these estimates may be adjusted

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  INCOME TAXES — (Continued)

in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

In management's judgment, the gross deferred income tax asset as of December 31, 2013, will more likely than not be fully realized. The Company has recognized a valuation allowance of $1.2 million and $2.6 million as of December 31, 2013 and 2012, respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting favorable change of $1.4 million, before federal income taxes, decreased state income tax expense in 2013 by the same amount. As of December 31, 2013 and 2012, no valuation allowances were established with regard to deferred tax assets relating to impairments on fixed maturities, capital or operating loss carryforwards, and unrealized losses on investments. As of December 31, 2013, the Company had U.S. life subgroup operating loss carryforwards of $171.3 million which will expire if not used by PLC in the consolidated U.S. income tax return by 2028. As of December 31, 2013 and 2012, the Company relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such bonds to maturity, thereby avoiding a realized loss, or to generate a realized gain from unrealized gain bonds if such unrealized loss bond is sold at a loss prior to maturity. As of December 31, 2013, the Company recorded a net unrealized gain on its fixed maturities.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2013	2012
	(Dollars In Thousands)
Balance, beginning of period	$74,335	$4,318
Additions for tax positions of the current year	7,464	9,465
Additions for tax positions of prior years	6,787	64,050
Reductions of tax positions of prior years:
Changes in judgment	(2,740)	(3,498)
Settlements during the period	—	—
Lapses of applicable statute of limitations	—	—
Balance, end of period	$85,846	$74,335

Included in the balance above, as of December 31, 2013 and 2012, are approximately $78.5 million and $67.5 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $7.4 million and $6.8 million as of December 31, 2013 and as of December 31, 2012, respectively.

Any accrued interest related to the unrecognized tax benefits have been included in income tax expense. There were no amounts included in 2013 or 2012 and a $1.4 million benefit in 2011. The Company has no accrued interest associated with unrecognized tax benefits as of December 31, 2013 and 2012 (before taking into consideration the related income tax benefit that is associated with such an expense).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  INCOME TAXES — (Continued)

During 2012, an IRS audit concluded in which the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. In January 2014, the Appeals Division followed its normal procedure and sent the Company's case to Congress' Joint Committee on Taxation for review. Although it cannot be certain, the Company believes this review process may conclude within the next 12 months. If this is the case, approximately $7.5 million of these unrecognized tax benefits on the above chart will be reduced. This reduction could occur because of the Company's successful negotiation of certain issues at Appeals coupled with its unsuccessful negotiation on others. This possible scenario includes an assumption that the Company would pay the IRS-asserted deficiencies on issues that it loses at Appeals rather than litigating such issues. If the IRS prevails at Appeals and the Company does not litigate these issues, the tax payments that would occur as a result would not materially impact the Company or its effective tax rate.

During the 12 months ending December 31, 2013, the Company's uncertain tax position liability decreased $2.7 million primarily due to the interaction of various taxable income dividends received deduction limitations and the taxable income impacts of other uncertain tax positions. During the 12 months ended December 31, 2012, the Company's uncertain tax position liability decreased $3.5 million as a result of new technical guidance and other developments which led the Company to conclude that the full amount of the associated tax benefit was more than 50% likely to be realized.

In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2003.

18.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$110,301	$92,175	$89,657
Income taxes	(54,370)	77,665	25,129
Noncash investing and financing activities:
Decrease in collateral for securities lending transactions	—	—	(96,653)

19.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $4.9 million, $4.7 million, and $4.6 million for the years ended December 31, 2013, 2012, and 2011, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $170.9 million, $154.7 million, and $143.0 million for the years ended December 31, 2013, 2012, and 2011, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2013 and 2012 of $27.6 million and $10.3 million, respectively. There was no intercompany receivable with affiliates balance as of December 31, 2013 and a $6.0 million balance as of December 31, 2012.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  RELATED PARTY TRANSACTIONS — (Continued)

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $40.0 million, $59.1 million, and $51.0 million for the years ended December 31, 2013, 2012, and 2011, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $16.4 million, $13.0 million, and $4.6 million for the years ended December 31, 2013, 2012, and 2011, respectively.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2013, PLC is the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of a new office building and parking deck. The synthetic lease was amended and restated as of January 11, 2007, and again on December 19, 2013, wherein as of December 31, 2013, PLC continues to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

In an effort to mitigate the equity market risks discussed above relative to our RBC ratio, in the fourth quarter of 2012, PLC established an indirect wholly owned insurance subsidiary, Shades Creek Captive Insurance Company ("Shades Creek") to which we have reinsured GMWB and GMDB riders related to our variable annuity contracts. The purpose of Shades Creek is to reduce the volatility in RBC due to non-economic variables included within the RBC calculation. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. As of April 1, 2013, Shades Creek became a direct wholly owned insurance subsidiary of PLC. As of December 31, 2013, Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19.  RELATED PARTY TRANSACTIONS — (Continued)

As of December 31, 2012, Shades Creek was a direct wholly owned insurance subsidiary of the Company. On April 1, 2013, the Company paid to its parent, PLC, a dividend that consisted of all outstanding stock of Shades Creek. The Company will continue to reinsure guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum death benefits ("GMDB") riders to Shades Creek, which include a funds withheld account that is considered a derivative. For more information related to the derivative, refer to Note 21, Fair Value of Financial Instruments and Note 22, Derivative Financial Instruments. For cash flow purposes, portions of the dividend were treated as non-cash transactions.

The following balances from Shades Creek's balance sheet as of March 31, 2013, with the exception of cash, were excluded from the Company's cash flow statement for the year ended December 31, 2013.

As of March 31, 2013
(Dollars In Thousands)
Assets
Other long-term investments	$34,093
Short-term investments	745
Total investments	34,838
Cash	44,963
Accounts and premiums receivable	16,036
Deferred policy acquisition cost	123,847
Other assets	48,953
Total assets	$268,637
Liabilities
Future policy benefits and claims	$1,626
Other liabilities	178,321
Deferred income taxes	2,459
Total liabilities	182,406
Total equity	86,231
Total liabilities and equity	$268,637

20.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

Statutory net income for the Company was $165.5 million, $376.3 million, and $259.2 million for the year ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus for the Company was $2.9 billion and $3.0 billion as of December 31, 2013 and 2012, respectively.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to the Company. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries, and which would consequently be free from restriction and available for the payment of dividends to the Company's shareowners in 2014 is estimated to be $117.8 million. This results in approximately $2.5 billion of the Company's net assets being restricted from transfer to PLC without prior approval from the respective state insurance department. Additionally, as of December 31, 2013, approximately $494.6 million of consolidated shareowners' equity, excluding net unrealized gains on investments, represented net assets of the Company's insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2013, the Company's total adjusted capital and company action level RBC was $3.2 billion and $714.8 million, respectively, providing an RBC ratio of approximately 446%.

Additionally, the Company and its insurance subsidiaries have certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2013, the Company's and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $47.4 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance ("BOLI") separate account amounts at book value rather than at fair value.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The favorable (unfavorable) effects of the Company's statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2013	2012
	(Dollars In Millions)
Non-admission of goodwill	$(311)	$—
Report BOLI Separate Accounts at Book Value	—	(1)
Reserving difference related to a captive insurance company	—	(49)
Total (net)	$(311)	$(50)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives".

The favorable (unfavorable) effects on the statutory surplus of the Company's insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2013	2012
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,415	$1,205
Accounting for Red Mountain Note as admitted asset	$365	$300
Reserving based on state specific actuarial practices	$105	$95

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,445,040	$28	$1,445,068
Commercial mortgage-backed securities	—	970,656	—	970,656
Other asset-backed securities	—	326,175	545,808	871,983
U.S. government-related securities	1,211,141	296,749	—	1,507,890
State, municipalities, and political subdivisions	—	1,407,154	3,675	1,410,829
Other government-related securities	—	51,427	—	51,427
Corporate bonds	107	24,191,367	1,549,940	25,741,414
Total fixed maturity securities — available-for-sale	1,211,248	28,688,568	2,099,451	31,999,267

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Fixed maturity securities — trading Residential mortgage-backed securities	$—	$310,877	$—	$310,877
Commercial mortgage-backed securities	—	158,570	—	158,570
Other asset-backed securities	—	93,278	194,977	288,255
U.S. government-related securities	191,332	4,906	—	196,238
State, municipalities, and political subdivisions	—	260,892	—	260,892
Other government-related securities	—	57,097	—	57,097
Corporate bonds	—	1,497,362	29,199	1,526,561
Total fixed maturity securities — trading	191,332	2,382,982	224,176	2,798,490
Total fixed maturity securities	1,402,580	31,071,550	2,323,627	34,797,757
Equity securities	483,482	50,927	67,979	602,388
Other long-term investments(1)	56,469	54,965	98,886	210,320
Short-term investments	131,421	1,603	—	133,024
Total investments	2,073,952	31,179,045	2,490,492	35,743,489
Cash	345,579	—	—	345,579
Assets related to separate accounts
Variable annuity	12,791,438	—	—	12,791,438
Variable universal life	783,618	—	—	783,618
Total assets measured at fair value on a recurring basis	$15,994,587	$31,179,045	$2,490,492	$49,664,124
Liabilities:
Annuity account balances(2)	$—	$—	$107,000	$107,000
Other liabilities(1)	30,241	191,182	233,738	455,161
Total liabilities measured at fair value on a recurring basis	$30,241	$191,182	$340,738	$562,161

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,839,326	$4	$1,839,330
Commercial mortgage-backed securities	—	869,823	—	869,823
Other asset-backed securities	—	378,870	596,143	975,013
U.S. government-related securities	909,988	258,458	—	1,168,446
State, municipalities, and political subdivisions	—	1,439,378	4,275	1,443,653
Other government-related securities	—	80,767	20,011	100,778
Corporate bonds	207	20,197,528	167,892	20,365,627
Total fixed maturity securities — available-for-sale	910,195	25,064,150	788,325	26,762,670
Fixed maturity securities — trading Residential mortgage-backed securities	—	357,803	—	357,803
Commercial mortgage-backed securities	—	171,073	—	171,073
Other asset-backed securities	—	87,395	70,535	157,930
U.S. government-related securities	304,704	1,169	—	305,873
State, municipalities, and political subdivisions	—	278,898	—	278,898
Other government-related securities	—	63,444	—	63,444
Corporate bonds	—	1,672,172	115	1,672,287
Total fixed maturity securities — trading	304,704	2,631,954	70,650	3,007,308
Total fixed maturity securities	1,214,899	27,696,104	858,975	29,769,978
Equity securities	273,072	35,116	65,527	373,715
Other long-term investments(1)	23,639	58,134	48,655	130,428
Short-term investments	214,295	2,492	—	216,787
Total investments	1,725,905	27,791,846	973,157	30,490,908
Cash	269,582	—	—	269,582
Other assets	—	—	—	—
Assets related to separate accounts
Variable annuity	9,601,417	—	—	9,601,417
Variable universal life	562,817	—	—	562,817
Total assets measured at fair value on a recurring basis	$12,159,721	$27,791,846	$973,157	$40,924,724
Liabilities:
Annuity account balances(2)	$—	$—	$129,468	$129,468
Other liabilities(1)	19,187	27,250	611,437	657,874
Total liabilities measured at fair value on a recurring basis	$19,187	$27,250	$740,905	$787,342

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 90% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2013.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified to Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2013, the Company held $3.3 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2013, the Company held $740.8 million of Level 3 ABS, which included $545.8 million of other asset-backed securities classified as available-for-sale and $195.0 million of other asset-backed securities classified trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Corporate bonds, U.S. Government-related securities, States, municipals, and political subdivisions, and Other government related securities

As of December 31, 2013, the Company classified approximately $27.8 billion of corporate bonds, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 bonds and securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the bonds and securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2013, the Company classified approximately $1.6 billion of bonds and securities as Level 3 valuations. Level 3 bonds and securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2013, the Company held approximately $118.9 million of equity securities classified as Level 2 and Level 3. Of this total, $67.1 million represents Federal Home Loan Bank ("FHLB") stock. The Company believes that the cost of the FHLB stock approximates fair value. The remainder of these equity securities is primarily made up of holdings we have obtained through bankruptcy proceedings or debt restructurings.

Other long-term Investments and Other liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 22, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2013, 72.4% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures, credit default swaps, and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate and inflation swaps, options, and swaptions. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in "other long-term investments" and "other liabilities" on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — Derivative financial instruments". Refer to 22, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GMWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near-term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, with attained age factors varying from 49% — 80%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GMWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified for company experience, with attained age factors

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

varying from 49% — 80%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in earnings. The fair value of the embedded derivative is the difference between the statutory policy liabilities (net of policy loans) of $2.6 billion and the fair value of the trading securities of $2.8 billion. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company's subsidiaries have entered into interest support, yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2013 was $2.0 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to 22, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II's obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of zero as of December 31, 2013. The assessment of required payments from PLC under the Interest Support Agreement occurs annually. As of December 31, 2013, no payments have been triggered under this agreement.

The YRT Premium support agreement provides that PLC will make payments to Golden Gate II in the event that YRT premium rates increase. The derivative is valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of this derivative as of December 31, 2013 was $1.6 million. As of December 31, 2013, no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate V and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2013, was approximately $0.4 million. As of December 31, 2013, no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2013, was a liability of $34.3 million.

Annuity account balances

The Company records certain of its FIA reserves at fair value. The fair value is considered a Level 3 valuation. The FIA valuation model calculates the present value of future benefit cash flows less the projected future profits to quantify the net liability that is held as a reserve. This calculation is done using multiple risk neutral stochastic equity scenarios. The cash flows are discounted using LIBOR plus a credit spread. Best estimate assumptions are used for partial withdrawals, lapses, expenses and asset earned rate with a risk margin applied to each. These assumptions are reviewed at least annually as a part of the formal unlocking process. If an event were to occur within a quarter that would make the assumptions unreasonable, the assumptions would be reviewed within the quarter.

The discount rate for the fixed indexed annuities is based on an upward sloping rate curve which is updated each quarter. The discount rates for December 31, 2013, ranged from a one month rate of 0.32%, a 5 year rate of 2.44%, and a 30 year rate of 4.99%. A credit spread component is also included in the calculation to accommodate non-performance risk.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2013	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars In Thousands)
Assets:
Other asset-backed securities	$545,808	Discounted cash flow	Liquidity premium Paydown rate	1.00% - 1.68% (1.08%) 8.57% - 16.87% (12.05%)
Corporate bonds	1,555,898	Discounted cash flow	Spread over treasury	0.11% - 6.75% (2.06%)
Embedded derivatives — GMWB(1)	156,287	Actuarial cash flow model	Mortality Lapse	49% to 80% of 1994 MGDB table 0% - 24%, depending on product/duration/funded status of guarantee
			Utilization	97% - 103%
			Nonperformance risk	0.15% - 1.06%
Liabilities:
Annuity account balances(2)	$107,000	Actuarial cash flow model	Asset earned rate	5.37%
			Expenses	$88 - $102 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.15% - 1.06%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2013	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 25,324	Actuarial cash flow model	Expenses	$83 - $97 per policy
			Withdrawal rate 1.1	% - 4.5% depending on duration and tax qualification
			Mortality Lapse	49% - 80% of 1994 MGDB table 2.5% - 40.0%, depending on duration/ surrender charge period
			Nonperformance risk	0.15% - 1.06%

(1)  The fair value for the GMWB embedded derivative is presented as a net asset. Excludes modified coinsurance agreements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2013, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $216.0 million of financial instruments being classified as Level 3 as of December 31, 2013. Of the $216.0 million, $195.0 million are other asset backed securities and $21.0 million are corporate bonds.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2013, the Company held $73.9 million of financial instruments where book value approximates fair value. Of the $73.9 million, $68.0 million represents equity securities, which are predominantly FHLB stock, $3.7 million of other fixed maturity securities, and $2.2 million of other corporate bonds.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2012	Valuation Technique	Unobservable Input	Range (Weighted Average)
	(Dollars In Thousands)
Assets:
Other asset-backed securities	$596,143	Discounted cash flow	Liquidity premium Paydown rate	0.72% - 1.68% (1.29%) 8.51% - 18.10% (11.40%)
Other government- related securities	20,011	Discounted cash flow	Spread over treasury	(0.30)%
Corporate bonds	168,007	Discounted cash flow	Spread over treasury	0.92% - 7.75% (3.34%)
Liabilities:
Embedded derivatives — GMWB(1)	$169,041	Actuarial cash flow model	Mortality Lapse	57% of 1994 MGDB table 0% - 24%, depending on product/duration/funded status of guarantee
			Utilization	93% - 100%
			Nonperformance risk	0.09% - 1.34%
Annuity account balances(2)	129,468	Actuarial cash flow model	Asset earned rate	5.81%
			Expenses	$88 - $108 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	57% of 1994 MGDB table 2.2% - 45.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.09% - 1.34%

(1)  The fair value for the GMWB embedded derivative is presented as a net liability. Excludes modified coinsurance arrangements.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company which resulted in $70.5 million of financial instruments, all asset backed securities, being classified as Level 3 as of December 31, 2012.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2012, the Company held $69.8 million of financial instruments where book value approximates fair value. Of the $69.8 million, $65.5 million represents equity securities, which are predominantly FHLB stock, and $4.3 million of other fixed maturity securities.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increases.

The GMWB liability is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the liability and conversely, if there is a decrease in the assumptions the liability would increase. The liability is also dependent on the assumed policyholder utilization of the GMWB where an increase in assumed utilization would result in an increase in the liability and conversely, if there is a decrease in the assumption, the liability would decrease.

The fair value of the FIA account balance liability is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA account balance liability is sensitive to the asset earned rate and required return on assets. The value of the liability increases with an increase in required return on assets and decreases with an increase in the asset earned rate and conversely, the value of the liability decreases with a decrease in required return on assets and an increase in the asset earned rate.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

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PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2013, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$4	$—	$1,310	$—	$(338)
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	596,143		44,620	—	(58,937)
U.S. government-related securities	—	—	—	—
States, municipals, and political subdivisions	4,275	—	—	—	—
Other government-related securities	20,011	—	2	—	(3)
Corporate bonds	167,892	116	8,310		(20,118)
Total fixed maturity securities — available-for-sale	788,325	116	54,242	—	(79,396)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	(1)	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	70,535	8,785	—	(5,947)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	(123)	—
Other government-related securities	—	—	—	—	—
Corporate bonds	115	1	—	(102)	—
Total fixed maturity securities — trading	70,650	8,786	—	(6,173)	—
Total fixed maturity securities	858,975	8,902	54,242	(6,173)	(79,396)
Equity securities	65,527			—
Other long-term investments(1)	48,655	100,441	—	(16,117)	—
Short-term investments	—	—	—	—	—
Total investments	973,157	109,343	54,242	(22,290)	(79,396)
Total assets measured at fair value on a recurring basis	$973,157	$109,343	$54,242	$(22,290)	$(79,396)
Liabilities:
Annuity account balances(2)	$129,468	$—	$—	$(8,029)	$—
Other liabilities(1)	611,437	295,910	—	(52,716)	—
Total liabilities measured at fair value on a recurring basis	$740,905	$295,910	$—	$(60,745)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2013, $771.6 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2013.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$14,349	$(23)	$—	$—	$(15,287)	$13	$28	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	24,931	(62,760)	—	—	1,227	584	545,808	—
U.S. government-related securities	—		—	—	—		—	—
States, municipals, and political subdivisions		(600)	—	—	—	—	3,675	—
Other government-related securities		(20,000)	—	—	—	(10)	—	—
Corporate bonds	736,012	(67,431)	—	—	726,760	(1,601)	1,549,940	—
Total fixed maturity securities — available-for-sale	775,292	(150,814)	—	—	712,700	(1,014)	2,099,451	—
Fixed maturity securities — trading
Residential mortgage-backed securities	1,582	(72)	—	—	(1,494)	(15)	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	147,224	(29,344)	—	—	2,210	1,514	194,977	3,588
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	3,500	—	—	—	(3,377)	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	4,880	(17)	—	—	24,312	10	29,199	(5)
Total fixed maturity securities — trading	157,186	(29,433)	—	—	21,651	1,509	224,176	3,583
Total fixed maturity securities	932,478	(180,247)	—	—	734,351	495	2,323,627	3,583
Equity securities	2,452		—	—	—	—	67,979	—
Other long-term investments(1)	—	—	—	—	—	(34,093)	98,886	84,324
Short-term investments	—	—	—	—	—	—	—	—
Total investments	934,930	(180,247)	—	—	734,351	(33,598)	2,490,492	87,907
Total assets measured at fair value on a recurring basis	$934,930	$(180,247)	$—	$—	$734,351	$(33,598)	$2,490,492	$87,907
Liabilities:
Annuity account balances(2)	$—	$—	$406	$30,903	$—	$—	$107,000	$—
Other liabilities(1)	—	—	—	—	—	134,505	233,738	242,411
Total liabilities measured at fair value on a recurring basis	$—	$—	$406	$30,903	$—	$134,505	$340,738	$242,411

For the year ended December 31, 2013, $37.2 million of securities were transferred out of Level 3. This amount was transferred to Level 2. These transfers resulted from securities that were previously priced using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2013, there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2013, there were no transfers from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2012, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$7	$—	$—	$—	$—
Commercial mortgage-backed securities	—	—		—	—
Other asset-backed securities	614,813	339	21,780		(22,587)
U.S. government-related securities	15,000	—	—	—	(2)
States, municipals, and political subdivisions		—	—	—	—
Other government-related securities	—	—	29	—	(27)
Corporate bonds	119,565	470	8,052	(4)	(2,723)
Total fixed maturity securities — available-for-sale	749,385	809	29,861	(4)	(25,339)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	28,343	4,086	—	(2,306)	—
U.S. government-related securities			—		—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate bonds	—	2	—		—
Total fixed maturity securities — trading	28,343	4,088	—	(2,306)	—
Total fixed maturity securities	777,728	4,897	29,861	(2,310)	(25,339)
Equity securities	70,080	8	827	—	(1,097)
Other long-term investments(1)	19,103	—	—	29,552	—
Short-term investments	—	—	—	—	—
Total investments	866,911	4,905	30,688	27,242	(26,436)
Total assets measured at fair value on a recurring basis	$866,911	$4,905	$30,688	$27,242	$(26,436)
Liabilities:
Annuity account balances(2)	$136,462	$—	$—	$12,293	$—
Other liabilities(1)	437,613	86,523	—	(260,347)	—
Total liabilities measured at fair value on a recurring basis	$574,075	$86,523	$—	$(248,054)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2012, $67.7 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2012.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(3)	$—	$—	$—	$—	$4	$—
Commercial mortgage-backed securities	—		—	—			—	—
Other asset-backed securities	—	(19,050)	—	—	771	77	596,143	—
U.S. government-related securities	—	(15,000)	—	—	—	2	—	—
States, municipals, and political subdivisions		4,275	—	—	—	—	4,275	—
Other government-related securities	20,024	—	—	—	—	(15)	20,011	—
Corporate bonds	11,960	(9,854)	—	—	40,060	366	167,892	—
Total fixed maturity securities — available-for-sale	36,259	(43,907)	—	—	40,831	430	788,325	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	48,255	(9,896)	—	—		2,053	70,535	1,780
U.S. government-related securities	—	—	—	—	—		—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate bonds	1	—	—	—	112		115	10
Total fixed maturity securities — trading	48,256	(9,896)	—	—	112	2,053	70,650	1,790
Total fixed maturity securities	84,515	(53,803)	—	—	40,943	2,483	858,975	1,790
Equity securities	4	(4,295)	—	—		—	65,527	—
Other long-term investments(1)	—	—	—	—	—	—	48,655	29,552
Short-term investments	—	—	—	—	—	—	—	—
Total investments	84,519	(58,098)	—	—	40,943	2,483	973,157	31,342
Total assets measured at fair value on a recurring basis	$84,519	$(58,098)	$—	$—	$40,943	$2,483	$973,157	$31,342
Liabilities:
Annuity account balances(2)	$—	$—	$860	$20,147	$—	$—	$129,468	$—
Other liabilities(1)	—	—	—	—	—	—	611,437	(173,824)
Total liabilities measured at fair value on a recurring basis	$—	$—	$860	$20,147	$—	$—	$740,905	$(173,824)

For the year ended December 31, 2012, $26.8 million of securities were transferred out of Level 3. This amount was transferred into Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2012, there were no transfers from Level 2 to Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

		As of December 31,
		2013		2012
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$5,486,417	$5,949,058	$4,948,625	$5,723,579
Policy loans	3	1,815,744	1,815,744	865,391	865,391
Fixed maturities, held-to-maturity(1)	3	365,000	335,676	300,000	319,163
Liabilities:
Stable value product account balances	3	$2,559,552	$2,566,209	$2,510,559	$2,534,094
Annuity account balances	3	11,125,253	10,639,637	10,658,463	10,525,702
Debt:
Non-recourse funding obligations(2)	3	$1,495,448	$1,272,425	$1,446,900	$1,357,290

Except as noted below, fair values were estimated using quoted market prices.

(1)  Security purchased from unconsolidated subsidiary, Red Mountain LLC.

(2)  Of this carrying amount $365.0 million, fair value of $321.5 million, as of December 31, 2013, and $300 million, fair value of $297.6 million, as of December 31, 2012, relates to non-recourse funding obligations issued by Golden Gate V.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

Stable Value Product and Annuity Account Balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

22.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI").

Derivatives Related to Risk Mitigation of Variable Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit Derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

•  Funds Withheld Agreement

Other Derivatives

Certain of the Company's subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, a YRT premium support agreement, and portfolio maintenance agreements with PLC.

We have a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments".

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  In connection with the issuance of inflation-adjusted funding agreements, the Company has entered into swaps to essentially convert the floating CPI-linked interest rate on these agreements to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate primarily determined by the period's change in the CPI. The amounts that are received on the swaps are almost equal to the amounts that are paid on the agreements.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity, interest rate, currency, and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within our VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility. No volatility future positions were held during the year ended December 31, 2013.

•  The Company uses equity options, volatility swaps, and volatility options to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its variable annuity products. In general, the cost of such benefits varies with the level of equity markets and overall volatility. As of December 31, 2013, the Company did not hold any volatility options.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products.

•  The Company entered into credit default swaps to partially mitigate the Company's non-performance risk related to certain guaranteed minimum withdrawal benefits within its variable annuity products. The Company reported net pre-tax losses of $7.9 million for the year ended December 31, 2011. Net settlements received were $2.5 million, offset by termination losses of $10.4 million. As of December 31, 2013 and 2012, the Company did not hold any remaining credit default swaps.

•  The Company markets certain VA products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•  The Company uses equity and volatility futures to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company uses equity options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company uses certain interest rate swaps to mitigate the price volatility of fixed maturities.

•  The Company has purchased interest rate caps to mitigate its risk with respect to the Company's LIBOR exposure and the potential impact of European financial market distress. As of December 31, 2013, the Company did not hold any interest rate caps.

•  Certain of the Company's subsidiaries have an interest support agreement, YRT premium support agreement, and two portfolio maintenance agreements with PLC. The Company entered into two separate portfolio maintenance agreements in October 2012.

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company recorded an embedded derivative associated with the FIA product as of December 31, 2013. The Company did not market this product during the year ended December 31, 2012.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

earnings. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had fair value changes which substantially offset the gains or losses on these embedded derivatives.

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures — VA	$(31,216)	$21,138	$164,221
Equity futures — VA	(52,640)	(50,797)	(30,061)
Currency futures — VA	(469)	(2,763)	2,977
Volatility futures — VA	—	(132)	—
Variance swaps — VA	(11,310)	(11,792)	(239)
Equity options — VA	(95,022)	(37,370)	(15,051)
Volatility options — VA	(115)	—	—
Interest rate swaptions — VA	1,575	(2,260)	—
Interest rate swaps — VA	(157,408)	3,264	7,718
Credit default swaps — VA	—	—	(7,851)
Embedded derivative — GMWB	162,737	(22,120)	(127,537)
Funds withheld derivative	71,862	—	—
Total derivatives related to variable annuity contracts	(112,006)	(102,832)	(5,823)
Derivatives related to FIA contracts:
Embedded derivative — FIA	(942)	—	—
Equity futures — FIA	173	—	—
Volatility futures — FIA	(5)	—	—
Equity options — FIA	1,866	—	—
Total derivatives related to FIA contracts	1,092	—	—
Embedded derivative — Modco reinsurance treaties	205,176	(132,816)	(134,340)
Interest rate swaps	2,985	(87)	(11,264)
Interest rate caps	—	(2,666)	(2,801)
Derivatives with PLC(1)	(15,072)	10,664	(300)
Other derivatives	(14)	(79)	(477)
Total realized gains (losses) — derivatives	$82,161	$(227,816)	$(155,005)

(1)  These derivatives include the Interest, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Realized investment gains (losses) — all other investments

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Modco trading portfolio(1)	$(178,134)	$177,986	$164,224

(1)  The Company elected to include the use of alternate disclosures for trading activities.

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)	(Ineffective Portion)
		Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
For The Year Ended December 31, 2013
Inflation	$1,130	$(2,349)	$(190)
Total	$1,130	$(2,349)	$(190)
For The Year Ended December 31, 2012
Interest rate	$(77)	$(2,261)	$—
Inflation	3,243	(938)	(177)
Total	$3,166	$(3,199)	$(177)

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2013		2012
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Inflation	$—	$—	$—	$—
Derivatives not designated as hedging instruments:
Interest rate swaps	200,000	1,961	355,000	6,532
Variance swaps	—	—	500	406
Derivatives with PLC(1)	1,464,164	1,993	1,404,750	17,064
Embedded derivative — Modco reinsurance treaties	80,376	1,517	30,244	1,330
Embedded derivative — GMWB	1,921,443	95,376	1,640,075	30,261
Interest rate futures	—	—	—	—
Equity futures	3,387	111	147,581	595
Currency futures	14,338	321	15,944	784
Interest rate caps	—	—	3,000,000	—
Equity options	1,376,205	78,277	573,493	61,833
Interest rate swaptions	625,000	30,291	400,000	11,370
Other	425	473	224	253
	$5,685,338	$210,320	$7,567,811	$130,428

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

	As of December 31,
	2013		2012
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other liabilities
Cash flow hedges:
Inflation	$182,965	$1,865	$182,965	$5,027
Derivatives not designated as hedging instruments:
Interest rate swaps	1,230,000	153,322	400,000	10,025
Variance swaps	1,500	1,744	2,675	12,198
Embedded derivative — Modco reinsurance treaties	2,578,590	206,918	2,655,134	411,907
Funds withheld derivative	991,568	34,251	—	—
Embedded derivative — GMWB	104,180	1,496	5,253,961	199,530
Embedded derivative — FIA	244,424	25,324	—	—
Interest rate futures	322,902	5,221	893,476	13,970
Equity futures	164,595	6,595	152,364	3,316
Currency futures	118,008	840	131,979	1,901
Equity options	257,065	17,558	—	—
Other	230	27	—	—
	$6,196,027	$455,161	$9,672,554	$657,874

(1)  These derivatives include the Interest, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

Based on the expected cash flows of the underlying hedged items, the Company expects to reclassify $1.3 million out of accumulated other comprehensive income (loss) into earnings during the next twelve months.

From time to time, the Company is required to post and obligated to return collateral related to derivative transactions. As of December 31, 2013, the Company had posted cash and securities (at fair value) as collateral of approximately $102.3 million and $51.0 million, respectively. As of December 31, 2013, the Company received $10.7 million of cash as collateral. The Company does not net the collateral posted or received with the fair value of the derivative financial instruments for reporting purposes.

23.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 11, Debt and Other Obligations for details of the Company's repurchase agreement programs.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2013:

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$110,983	$—	$110,983	$52,487	$10,700	$47,796
Embedded derivative — Modco reinsurance treaties	1,517	—	1,517	—	—	1,517
Embedded derivative — GMWB	95,376	—	95,376	—	—	95,376
Total derivatives, subject to a master netting arrangement or similar arrangement	207,876	—	207,876	52,487	10,700	144,689
Total derivatives, not subject to a master netting arrangement or similar arrangement	2,444	—	2,444	—	—	2,444
Total derivatives	210,320	—	210,320	52,487	10,700	147,133
Total Assets	$210,320	$—	$210,320	$52,487	$10,700	$147,133

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$187,172	$—	$187,172	$52,487	$98,359	$36,326
Embedded derivative — Modco reinsurance treaties	206,918	—	206,918	—	—	206,918
Funds withheld derivative		34,251		34,251		34,251
Embedded derivative — GMWB	1,496	—	1,496	—	—	1,496
Embedded derivative — FIA	25,324	—	25,324	—	—	25,324
Total derivatives, subject to a master netting arrangement or similar arrangement	455,161	—	455,161	52,487	98,359	304,315
Total derivatives, not subject to a master netting arrangement or similar arrangement	—	—	—	—	—	—
Total derivatives	455,161	—	455,161	52,487	98,359	304,315
Repurchase agreements(1)	350,000	—	350,000	—	—	350,000
Total Liabilities	$805,161	$—	$805,161	$52,487	$98,359	$654,315

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2012.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$81,520	$—	$81,520	$21,565	$11,280	$48,675
Embedded derivative — Modco reinsurance treaties	1,330	—	1,330	—	—	1,330
Embedded derivative — GMWB	30,261	—	30,261	—	—	30,261
Total derivatives, subject to a master netting arrangement or similar arrangement	113,111	—	113,111	21,565	11,280	80,266
Total derivatives, not subject to a master netting arrangement or similar arrangement	17,317	—	17,317	—	—	17,317
Total derivatives	130,428	—	130,428	21,565	11,280	97,583
Total Assets	$130,428	$—	$130,428	$21,565	$11,280	$97,583

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$46,437	$—	$46,437	$21,565	$20,373	$4,499
Embedded derivative — Modco reinsurance treaties	411,907	—	411,907	—	—	411,907
Embedded derivative — GMWB	199,530	—	199,530	—	—	199,530
Total derivatives, subject to a master netting arrangement or similar arrangement	657,874	—	657,874	21,565	20,373	615,936
Total derivatives, not subject to a master netting arrangement or similar arrangement	—	—	—	—	—	—
Total derivatives	657,874	—	657,874	21,565	20,373	615,936
Repurchase agreements(1)	150,000	—	150,000	—	—	150,000
Total Liabilities	$807,874	$—	$807,874	$21,565	$20,373	$765,936

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

24.  OPERATING SEGMENTS

The Company has several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets UL, VUL, BOLI, and level premium term insurance ("traditional") products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OPERATING SEGMENTS — (Continued)

market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. Additionally, the Company has contracts outstanding pursuant to a funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") which offered notes to both institutional and retail investors.

•  The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles and recreational vehicles. In addition, the segment markets a guaranteed asset protection ("GAP") product. GAP coverage covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss.

•  The Corporate and Other segment primarily consists of net investment income not assigned to the segments above (including the impact of carrying liquidity) and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various investment-related transactions, the operations of several small subsidiaries, and the repurchase of non-recourse funding obligations.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income available to the Company's shareowner and assets. Segment operating income (loss) is income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to DAC, VOBA, and benefits and settlement expenses. Operating earnings exclude changes in the GMWB embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and the related amortization of DAC attributed to each of these items.

Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. During the year ended December 31, 2013, the Company began allocating realized gains and losses to certain of its segments to better reflect the economics of the investments supporting those segments. This change had no impact to segment operating income. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OPERATING SEGMENTS — (Continued)

During the first quarter of 2011, the Company recorded $8.5 million of pre-tax earnings in the Corporate and Other business segment relating to the settlement of a dispute with respect to certain investments.

There were no significant intersegment transactions during the year ended December 31, 2013, 2012, and 2011.

The following tables summarize financial information for the Company's segments:

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Revenues
Life Marketing	$1,324,409	$1,233,654	$1,193,927
Acquisitions	1,186,579	1,064,295	982,821
Annuities	569,004	610,489	633,185
Stable Value Products	122,974	123,274	170,455
Asset Protection	296,782	294,146	282,587
Corporate and Other	104,922	130,202	145,610
Total revenues	$3,604,670	$3,456,060	$3,408,585
Segment Operating Income (Loss)
Life Marketing	$106,812	$102,114	$96,110
Acquisitions	154,003	171,060	157,393
Annuities	166,278	117,778	79,373
Stable Value Products	80,561	60,329	56,780
Asset Protection	20,148	9,765	16,892
Corporate and Other	(74,620)	1,119	6,985
Total segment operating income	453,182	462,165	413,533
Realized investment (losses) gains — investments(1)	(140,236)	188,729	194,866
Realized investment (losses) gains — derivatives	109,553	(191,315)	(133,124)
Income tax expense	(130,897)	(151,043)	(151,519)
Net Income	$291,602	$308,536	$323,756
Investment gains (losses)(2)	$(143,984)	$174,692	$200,432
Less: amortization related to DAC/VOBA and benefits settelement expenses	(3,748)	(14,037)	5,566
Realized investment gains (losses) in investments	$(140,236)	$188,729	$194,866
Derivative gains (losses)(3)	$82,161	$(227,816)	$(155,005)
Less: VA GMWB economic cost	(27,392)	(36,501)	(21,881)
Realized investment gains (losses) — derivatives	$109,553	$(191,315)	$(133,124)
Net investment income
Life Marketing	$521,219	$486,374	$446,014
Acquisitions	617,298	550,334	529,261
Annuities	468,329	504,342	507,229
Stable Value Products	123,798	128,239	145,150
Asset Protection	19,046	19,698	21,650
Corporate and Other	86,498	100,351	104,140
Total net investment income	$1,836,188	$1,789,338	$1,753,444

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OPERATING SEGMENTS — (Continued)

	For The Year Ended December 31,
	2013	2012	2011
	(Dollars In Thousands)
Amortization of DAC and VOBA
Life Marketing	$25,774	$45,079	$87,461
Acquisitions	72,762	77,251	75,041
Annuities	31,498	45,319	57,201
Stable Value Products	398	947	4,556
Asset Protection	23,603	22,569	22,607
Corporate and Other	625	1,018	2,654
Total amortization of DAC and VOBA	$154,660	$192,183	$249,520

(1)  Includes credit related other-than-temporary impairments of $22.4 million, $58.1 million, and $47.3 million for the year ended December 31, 2013, 2012, and 2011, respectively.

(2)  Includes realized investment gains (losses) before related amortization.

(3)  Includes realized gains (losses) on derivatives before the VA GMWB economic cost.

	Operating Segment Assets As of December 31, 2013
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,135,914	$20,201,081	$20,029,310	$2,558,551
Deferred policy acquisition costs and value of business acquired	2,071,470	813,239	554,974	1,001
Goodwill	—	32,517	—	—
Total assets	$15,207,384	$21,046,837	$20,584,284	$2,559,552
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$777,388	$8,006,256	$16,762	$64,725,262
Deferred policy acquisition costs and value of business acquired	49,275	646	—	3,490,605
Goodwill	48,158	—	—	80,675
Total assets	$874,821	$8,006,902	$16,762	$68,296,542
	Operating Segment Assets As of December 31, 2012
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$12,171,384	$11,312,550	$17,649,488	$2,509,160
Deferred policy acquisition costs and value of business acquired	2,001,708	679,746	491,184	1,399
Goodwill	—	35,615	—	—
Total assets	$14,173,092	$12,027,911	$18,140,672	$2,510,559

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2012
	(Dollars In Thousands)
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$740,153	$9,446,057	$19,662	$53,848,454
Deferred policy acquisition costs and value of business acquired	50,253	1,066	—	3,225,356
Goodwill	48,158	—	—	83,773
Total assets	$838,564	$9,447,123	$19,662	$57,157,583

25.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the year ended December 31, 2013 and 2012 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowners' equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands, Except Per Share Amounts)
2013
Premiums and policy fees	$723,200	$752,752	$653,664	$837,706
Reinsurance ceded	(325,840)	(396,777)	(277,628)	(387,192)
Net of reinsurance ceded	397,360	355,975	376,036	450,514
Net investment income	439,012	447,064	434,772	515,340
Realized investment gains (losses)	(5,223)	(47,636)	4,263	(13,227)
Other income	54,434	60,638	65,523	69,825
Total revenues	885,583	816,041	880,594	1,022,452
Total benefits and expenses	775,769	737,114	767,239	902,049
Income before income tax	109,814	78,927	113,355	120,403
Income tax expense	35,936	25,923	37,107	31,931
Net income	$73,878	$53,004	$76,248	$88,472

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  CONSOLIDATED QUARTERLY RESULTS — (Continued)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands, Except Per Share Amounts)
2012
Premiums and policy fees	$692,398	$707,720	$681,324	$717,948
Reinsurance ceded	(296,295)	(336,119)	(311,862)	(365,821)
Net of reinsurance ceded	396,103	371,601	369,462	352,127
Net investment income	443,532	438,648	446,374	460,784
Realized investment gains (losses)	(13,022)	6,669	(2,686)	(44,085)
Other income	75,142	50,121	51,046	54,244
Total revenues	901,755	867,039	864,196	823,070
Total benefits and expenses	760,687	749,974	757,507	728,313
Income before income tax	141,068	117,065	106,689	94,757
Income tax expense	45,212	35,438	35,778	34,615
Net income	$95,856	$81,627	$70,911	$60,142

26.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2013, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
For The Year Ended December 31, 2013:
Life Marketing	$2,071,470	$13,504,869	$812,929	$311,290	$796,109	$521,219	$1,143,132	$25,774	$46,263	$173
Acquisitions	813,239	15,121,574	4,680	4,734,487	519,477	617,298	851,386	72,762	78,244	24,781
Annuities	554,974	1,037,348	102,734	7,228,119	80,343	468,329	318,173	31,498	110,266	—
Stable Value Products	1,001	—	—	2,559,552	—	123,798	41,793	398	1,805	—
Asset Protection	49,275	49,362	578,755	1,556	165,807	19,046	97,174	23,603	155,857	157,629
Corporate and Other	646	67,805	1,296	64,181	18,149	86,498	22,330	625	161,088	18,141
Total	$3,490,605	$29,780,958	$1,500,394	$14,899,185	$1,579,885	$1,836,188	$2,473,988	$154,660	$553,523	$200,724
For The Year Ended December 31, 2012:
Life Marketing	$2,001,708	$12,733,602	$698,862	$277,919	$743,361	$486,374	$1,054,645	$45,079	$31,816	$161
Acquisitions	679,746	7,666,423	8,367	3,514,838	459,835	550,334	716,893	77,251	51,714	29,874
Annuities	491,184	1,102,577	103,316	7,372,471	97,902	504,342	369,622	45,319	100,848	—
Stable Value Products	1,399	—	—	2,510,559	—	128,239	64,790	947	2,174	—
Asset Protection	50,253	51,279	540,766	1,790	168,656	19,698	91,778	22,569	170,034	159,927
Corporate and Other	1,066	72,184	1,561	58,430	19,539	100,351	19,393	1,018	130,591	19,456
Total	$3,225,356	$21,626,065	$1,352,872	$13,736,007	$1,489,293	$1,789,338	$2,317,121	$192,183	$487,177	$209,418
For The Year Ended December 31, 2011:
Life Marketing	$1,912,916	$11,755,841	$589,027	$274,870	$744,819	$446,014	$978,098	$87,461	$32,258	$196
Acquisitions	824,277	7,804,207	6,792	3,669,366	414,823	529,261	662,293	75,041	55,792	22,386
Annuities	435,462	1,175,690	103,314	7,497,370	68,319	507,229	390,788	57,201	84,996	—
Stable Value Products	2,347	—	—	2,769,510	—	145,150	81,256	4,556	2,557	—
Asset Protection	46,606	53,987	517,274	1,645	170,898	21,650	88,257	22,607	154,831	161,387
Corporate and Other	1,612	78,002	1,851	50,113	21,361	104,140	21,528	2,654	131,136	21,107
Total	$3,223,220	$20,867,727	$1,218,258	$14,262,874	$1,420,220	$1,753,444	$2,222,220	$249,520	$461,570	$205,076

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2013:
Life insurance in-force	$726,697,151	$416,809,287	$46,752,176	$356,640,040		13.1%
Premiums and policy fees:
Life insurance	2,371,871	1,299,631	306,921	1,379,161	(1)	22.3
Accident/health insurance	45,262	20,011	24,291	49,542		49.0
Property and liability insurance	211,000	67,796	7,978	151,182		5.3
Total	$2,628,133	$1,387,438	$339,190	$1,579,885
For The Year Ended December 31, 2012:
Life insurance in-force	$706,415,969	$444,950,866	$30,470,432	$291,935,535		10.4%
Premiums and policy fees:
Life insurance	2,226,614	1,228,444	281,711	1,279,881	(1)	22.0
Accident/health insurance	38,873	12,065	29,413	56,221		52.3
Property and liability insurance	216,014	69,589	6,765	153,190		4.4
Total	$2,481,501	$1,310,098	$317,889	$1,489,292
For The Year Ended December 31, 2011:
Life insurance in-force	$728,670,260	$469,530,487	$32,812,882	$291,952,655		11.2%
Premiums and policy fees:
Life insurance	2,245,359	1,278,273	248,467	1,215,553	(1)	20.4
Accident/health insurance	43,161	14,415	21,719	50,465		43.0
Property and liability insurance	219,267	71,225	6,160	154,202		4.0
Total	$2,507,787	$1,363,913	$276,346	$1,420,220

(1)  Includes annuity policy fees of $88.7 million, $103.8 million, and $74.9 million for the years ended December 31, 2013, 2012, and 2011, respectively.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2013
Allowance for losses on commercial mortgage loans	$2,875	$7,093	$—	$(6,838)	$3,130
2012
Allowance for losses on commercial mortgage loans	$4,975	$6,240	$—	$(8,340)	$2,875
2011
Allowance for losses on commercial mortgage loans	$11,650	$9,603	$—	$(16,278)	$4,975

PART C

OTHER INFORMATION

Item 27. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (8)

(a)(2) Second Amended Distribution Agreement between IDI and PLICO (29)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)  Form of Contract Single Premium Plus. (5)

(a)(1) Form of Contract Protective Preserver. (4)

(b)  Policy Value Credit Endorsement. (4)

(c)  Comprehensive Long-Term Care Accelerated Death Benefit Rider. (8)

(d)  Lapse Protection Rider. (4)

(e)  Policy Loan Endorsement. (12)

(f)  Waiver of Surrender Charge Endorsement. (8)

(g)  Interest Rate Endorsement (20)

5.  (a)  Form of Contract Application — Single Premium Plus. (8)

(b)  Form of Contract Application — Protective Preserver. (4)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company (22)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company (22)

(e)  2011 Amended and Restated Charter of Protective Life Insurance Company (27)

(f)  2011 Amended and Restated Bylaws of Protective Life Insurance Company (27)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (17)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (24)

(c)  List of Reinsurers.

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (8)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Participation Agreement (Acacia Capital Corporation). (3)

(e)  Participation Agreement (Van Eck Worldwide Insurance Trust). (7)

(f)  Participation Agreement (Van Kampen Life Investment Trust). (11)

(g)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (12)

(h)  Participation Agreement (Lord Abbett Series Fund, Inc.). (14)

(i)  Participation Agreement for Class II Shares (Van Kampen). (18)

(j)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (18)

(k)  Participation Agreement (Goldman Sachs Variable Insurance Trust) (19)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) (26)

(l)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust). (21)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust) (26)

(m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (21)

(n)  Rule 22c-2 Shareholder Information Agreement (Calvert Group) (22)

(o)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) (22)

(p)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) (22)

(q)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) (22)

(r)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) (22)

(s)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) (22)

(t)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (22)

(u)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.) (22)

(v)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust) (22)

(w)  Rule 22c-2 Shareholder Information Agreement (Van ECK World Wide Insurance Trust) (22)

(x)  Participation Agreement (Legg Mason) (25)

(y)  Participation Agreement (PIMCO) (25)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust) (26)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust) (26)

(z)  Participation Agreement (Royce Capital) (25)

(aa)  Rule 22c-2 Information Sharing Agreement (Royce Capital) (25)

(bb)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds)) (26)

(cc)  Form of Participation Agreement (MFS Variable Investment Trust II) (28)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts — Not applicable.

11.  Opinion and consent of Nancy Kane, Esq. (20)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Sutherland Asbill & Brennan LLP.

(b)  Consent of PricewaterhouseCoopers, L.L.P.

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (20)

(b)  Amendment to Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer, and redemption procedures. (23)

18.  Power of Attorney

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 31, 2001.

(5)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 33-45963) as filed with the Commission on February 10, 1998.

(6)  Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 19, 1998.

(7)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

(8)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(9)  Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on February 27, 2002.

(10)  Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 20, 2000.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(15)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on February 26, 2003.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

(19)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892) filed with the Commission on February 17, 2004.

(20)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on April 30, 2004.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(23)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 9, 2008.

(24)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 27, 2009.

(25)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

(26)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on April 25, 2011.

(27)  Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on September 2, 2011.

(28)  Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-176657), filed with the Commission on April 24, 2012.

(29) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-190294) filed with the Commission on April 25, 2014.

Item 28. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	President, Chairman of the Board, Chief Executive Officer, President and Director
Carl S. Thigpen	Executive Vice President, Chief Operations Officer, and Director
Nancy Kane	Senior Vice President, Acquisitions and Corporate Development
Deborah J. Long	Executive Vice President, General Counsel, and Secretary
Michael G. Temple	Executive Vice President and Chief Risk Officer
Scott M. Karchunas	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Richard J. Bielen	Vice Chairman and Chief Financial Officer and Director

Name and Principal Business Address	Position and Offices with Depositor
John R. Sawyer	Senior Vice President and Chief Distribution Officer
Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer
Frank Sottosanti	Senior Vice President and Chief Marketing Officer
Robert R. Bedwell, III	Senior Vice President, Mortgage Loans
Lance Black	Senior Vice President and Treasurer
Mark Cyphert	Senior Vice President, Chief Information and Operations Officer
Richard J. Kurtz	Senior Vice President, Dealer Sales, APD
Phil Passafiume	Senior Vice President and Director, Fixed Income
Stephane Goyer	Senior Vice President and Head of Insurance Risk
Aaron C. Seurkamp	Senior Vice President, Life Sales
Steve M. Callaway	Senior Vice President and Senior Associate Counsel
David M. Loper	Senior Vice President and Senior Associate Counsel
Barrie B. Stokes	Senior Vice President and Senior Associate Counsel

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2013 (File No. 001-11339) filed with the Commission on February 28, 2014.

Item 30. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President and Director	Vice President, New Business Operations, Life and Annuity Division
Letitia Morsch	Assistant Secretary	Second Vice President, Annuity and VUL Administration
Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Assistant Vice President, LLC Commissions
Lawrence J. Debnar	Assistant Financial Officer	Vice President, Financial Reporting
Steve M. Callaway	Chief Compliance Officer Secretary and Director	None

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Carol Majewski	Assistant Compliance Officer	Director II, Compliance Officer
Joseph F. Gilmer	Chief Financial Officer and Director	Assistant Vice President — Annuity Financial Reporting

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33. Management Services.

All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 25, 2014.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  *

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	April 25, 2014
* Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2014
* Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 25, 2014
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	April 25, 2014
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 25, 2014

Exhibit List

7(c).  List of Reinsurers.

14(a).  Consent of Sutherland Asbill & Brennan, LLP.

14(b).  Consent of PricewaterhouseCoopers, L.L.P.

18.    Power of Attorney.